Exhibit 10.1

EXECUTION VERSION

VOTING AND SHAREHOLDERS’ AGREEMENT

between

NORTH BAY HOLDINGS LIMITED

and

THE SHAREHOLDERS NAMED HEREIN

dated as of

December 23, 2015

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VOTING AND SHAREHOLDERS’ AGREEMENT

This Voting and Shareholders’ Agreement (this “Agreement”), dated as of December 23, 2015 (“Effective Date”), is entered into among North Bay Holdings Limited, a Bermuda exempted company (the “Company”), Kenmare Holdings Ltd. (the “Enstar Shareholder”), Trident V, L.P., Trident V Parallel Fund, L.P. and Trident V Professionals Fund, L.P. (each, a “Trident Shareholder” and, collectively, the “Trident Shareholders” and, together with the Enstar Shareholder, the “Initial Shareholders”), Dowling Capital Partners I, L.P. (the “Dowling Shareholder”), each other Person who after the date hereof acquires Common Shares of the Company and becomes a party to this Agreement by executing a Joinder Agreement (such Persons, collectively with the Initial Shareholders and the Dowling Shareholder, the “Shareholders”), and, solely for purposes of Section 3.02 hereof, Atrium Nominees Limited (“Atrium Nominees”), a UK limited company, Northshore Holdings Limited, a Bermuda exempted company (“Northshore”), Bayshore Holdings Limited, a Bermuda exempted company (“Bayshore”), and Enstar Group Limited (“Enstar”).

RECITALS

WHEREAS, pursuant to that certain Contribution and Exchange Agreement dated as of November 18, 2015 by and among the Enstar Shareholder, the Trident Shareholders, the Dowling Shareholder, Northshore, Bayshore and the Company (the “Contribution and Exchange Agreement”), with effect on and from the Effective Date, the Enstar Shareholder, the Trident Shareholders and the Dowling Shareholder each (a) contributed 99% of their respective common shares in Northshore and Bayshore to the Company and (b) transferred 1% of their respective common shares in Northshore and Bayshore to the Company in exchange for Common Shares of the Company;

WHEREAS, immediately prior to the consummation of the contribution and exchange transactions envisaged by the Contribution and Exchange Agreement, the Enstar Shareholder, the Trident Shareholders, the Dowling Shareholder and Bayshore were parties to the Bayshore Shareholders’ Agreement (as defined below);

WHEREAS, immediately prior to the consummation of the contribution and exchange transactions envisaged by the Contribution and Exchange Agreement, the Enstar Shareholder, the Trident Shareholders, the Dowling Shareholder, Atrium Nominees and Northshore were parties to the Northshore Shareholders’ Agreement (as defined below);

WHEREAS, as of the Effective Date, after giving effect to the contribution and exchange transactions envisaged by the Contribution and Exchange Agreement, the Enstar Shareholder, the Trident Shareholders and the Dowling Shareholder collectively own 100% of the issued and outstanding Common Shares of the Company;

WHEREAS, as of the Effective Date, after giving effect to the contribution and exchange transactions envisaged by the Contribution and Exchange Agreement, the Company and Atrium Nominees collectively own 100% of the issued and outstanding common shares of Northshore (the “Northshore Shares”) and the Company owns 100% of the issued and outstanding common shares of Bayshore (the “Bayshore Shares”);

WHEREAS, the Company, the parties to the Bayshore Shareholders’ Agreement and the parties to the Northshore Shareholders’ Agreement have agreed that notwithstanding the consummation of the contribution and exchange transactions envisaged by the Contribution and Exchange Agreement, the entry into the Second Amended and Restated Northshore Shareholders’ Agreement and the termination of the Bayshore Shareholders’ Agreement, they intend to act in all respects to preserve and abide by the existing rights and obligations of each of the parties to the Bayshore Shareholders’ Agreement and the Northshore Shareholders’ Agreement, as such rights and obligations existed immediately prior to the Effective Date, with respect to the Northshore Shares and Bayshore Shares owned indirectly through the Company and the Northshore Shares owned directly by Atrium Nominees.

WHEREAS, the Shareholders and the other parties hereto deem it in their best interests and in the best interests of the Company to set forth in this Agreement their respective rights and obligations in connection with their shareholdings in the Company and the preservation of the existing rights and obligations of each of the parties to the Bayshore Shareholders’ Agreement and the Northshore Shareholders’ Agreement, as such rights and obligations existed immediately prior to the date hereof.

NOW, THEREFORE, in consideration of the mutual covenants and agreements hereinafter set forth and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

ARTICLE 1

DEFINITIONS

Capitalized terms used herein and not otherwise defined shall have the meanings set forth in this Article 1:

“Affiliate” means with respect to any Person, any other Person who, directly or indirectly (including through one or more intermediaries), controls, is controlled by, or is under common control with, such Person. For purposes of this definition, “control,” when used with respect to any specified Person, shall mean the power, direct or indirect, to direct or cause the direction of the management and policies of such Person, whether through ownership of voting securities or partnership or other ownership interests, by contract or otherwise; and the terms “controlling” and “controlled” shall have correlative meanings.

“Agreement” has the meaning set forth in the preamble.

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“Applicable Law” means all applicable provisions of (a) constitutions, treaties, statutes, laws (including the common law), rules, regulations, decrees, ordinances, codes, proclamations, declarations or orders of any Governmental Authority, (b) any consents or approvals of any Governmental Authority and (c) any orders, decisions, advisory or interpretative opinions, injunctions, judgments, awards, decrees of, or agreements with, any Governmental Authority.

“Arden Re” means Arden Reinsurance Company Limited.

“Atrium” means Atrium Underwriting Group Limited (a company incorporated in England and Wales under registered number 02860390 and whose registered office is at Room 790, Lime Street, London EC3M 7DQ).

“Atrium Committee” means the Atrium Remuneration and Nomination Committee from time to time.

“Atrium Nominees” has the meaning set forth in the preamble and shall also include any replacement or successor nominee of the Beneficial Owners (as defined in the Northshore Shareholders’ Agreement) from time to time approved in writing by the board of directors of Northshore and the Atrium Committee.

“B Shares” has the meaning set forth in Section 3.02(c).

“Bayshore” has the meaning set forth in the preamble.

“Bayshore Shareholders’ Agreement” means the Amended and Restated Shareholders’ Agreement, dated as of May 8, 2014, between Bayshore and the Shareholders attached hereto as Exhibit B.

“Bayshore Shares” has the meaning set forth in the recitals.

“Board” has the meaning set forth in Section 2.01(a).

“Business Day” means a day other than a Saturday, Sunday or other day on which commercial banks in Bermuda are authorized or required to close.

“Bye-laws” means the bye-laws of the Company, as amended, modified, supplemented or restated from time to time in accordance with the terms of this Agreement.

“Change of Control” means any transaction or series of related transactions (as a result of a tender offer, merger, consolidation or otherwise) that results in, or that is in connection with, (a) any Third Party Purchaser or “group” (within the meaning of Section 13(d)(3) of the Exchange Act) of Third Party Purchasers acquiring beneficial ownership, directly or indirectly, of all or substantially all of the then issued and outstanding Common Shares or (b) the sale, lease, exchange, conveyance, transfer or

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other disposition (for cash, shares of stock, securities or other consideration) of all or substantially all of the property and assets of the Company and its Subsidiaries, on a consolidated basis, to any Third Party Purchaser or “group” (within the meaning of Section 13(d)(3) of the Exchange Act) of Third Party Purchasers (including any liquidation, dissolution or winding up of the affairs of the Company, or any other distribution made, in connection therewith).

“Common Shares” means the common shares, par value $1.00 per share, of the Company and any securities issued in respect thereof, or in substitution therefor, in connection with any stock split, dividend or combination, or any reclassification, recapitalization, merger, consolidation, exchange or similar reorganization.

“Company” has the meaning set forth in the preamble.

“Contribution and Exchange Agreement” has the meaning set forth in the recitals.

“Director” has the meaning set forth in Section 2.01(a).

“Dowling Shareholder” has the meaning set forth in the preamble and shall also include any Permitted Transferees of the Dowling Shareholder that become Shareholders pursuant to the terms of this Agreement.

“Effective Date” has the meaning set forth in the preamble.

“Enstar” has the meaning set forth in the preamble.

“Enstar Directors” has the meaning set forth in Section 2.01(a).

“Enstar Shareholder” has the meaning set forth in the preamble and shall also include any Permitted Transferees of the Enstar Shareholder that become Shareholders pursuant to the terms of this Agreement.

“Exchange Act” means the United States Securities Exchange Act of 1934, as amended, or any successor federal statute, and the rules and regulations thereunder, which shall be in effect at the time.

“Excluded Securities” means any Common Shares or other equity securities issued in connection with (a) a grant to any existing or prospective consultants, employees, officers or directors pursuant to any stock option, employee stock purchase or similar equity-based plans or other compensation agreement; (b) the exercise or conversion of options to purchase Common Shares, or Common Shares issued to any existing or prospective consultants, employees, officers or directors pursuant to any stock option, employee stock purchase or similar equity-based plans or any other compensation agreement; (c) a scheme approved by the Board for the return of income or capital to Shareholders; (d) any acquisition by the Company of the stock, assets, properties or business of any Person; (e) any merger, consolidation or other business combination

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involving the Company; (f) the commencement of any Initial Public Offering or any transaction or series of related transactions involving a Change of Control; (g) a stock split, stock dividend or any similar recapitalization; or (h) any issuance of Financing Equity.

“Excluded Transactions” mean any or all of (a) the transactions, arrangements or agreements set forth in or contemplated by the Contribution and Exchange Agreement; (b) the merger or amalgamation of StarStone and StarStone Insurance Bermuda Limited; and (c) any solvent reorganization of any of the Company’s Subsidiaries from time to time.

“Exercise Period” has the meaning set forth in Section 4.01(c).

“Exercising Shareholder” has the meaning set forth in Section 4.01(d).

“Financing Equity” means any Common Shares, warrants or other similar rights to purchase Common Shares issued to lenders or other institutional investors (excluding the Shareholders) in any arm’s length transaction providing debt financing to the Company.

“Fiscal Year” means for financial accounting purposes, January 1 to December 31.

“GAAP” means United States generally accepted accounting principles in effect from time to time.

“Government Approval” means any authorization, consent, approval, waiver, exception, variance, order, exemption, publication, filing, declaration, concession, grant, franchise, agreement, permission, permit, or license of, from or with any Governmental Authority, the giving notice to, or registration with, any Governmental Authority or any other action in respect of any Governmental Authority.

“Governmental Authority” means any federal, state, local or foreign government or political subdivision thereof, or any agency or instrumentality of such government or political subdivision, or any self-regulated organization or other non-governmental regulatory authority or quasi-governmental authority (to the extent that the rules, regulations or orders of such organization or authority have the force of law), or any arbitrator, court or tribunal of competent jurisdiction.

“Information” has the meaning set forth in Section 4.03(a).

“Initial Public Offering” means any offering of Common Shares, or shares or other equity interests of any Material Subsidiary, pursuant to a registration statement filed in accordance with the Securities Act.

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“Initial Shareholders” has the meaning set forth in the preamble and shall also include any Permitted Transferees of the Enstar Shareholder and the Trident Shareholders that become Shareholders, but shall not include the Dowling Shareholder.

“Issuance Notice” has the meaning set forth in Section 4.01(b).

“Joinder Agreement” means the joinder agreement in form and substance of Exhibit A attached hereto.

“Lien” means any lien, claim, charge, mortgage, pledge, security interest, option, preferential arrangement, right of first offer, encumbrance or other restriction or limitation of any nature whatsoever.

“Material Subsidiary” means Northshore, Bayshore, Arden Re, Atrium, StarStone and any other material direct or indirect Subsidiary of the Company.

“Memorandum of Association” means the memorandum of association of the Company, as filed on October 26, 2015 with the Registrar of Companies of Bermuda and as amended, modified, supplemented or restated from time to time in accordance with the terms of this Agreement.

“N Shares” has the meaning set forth in Section 3.02(c).

“New Securities” has the meaning set forth in Section 4.01(a).

“Non-Exercising Shareholder” has the meaning set forth in Section 4.01(d).

“Northshore” has the meaning set forth in the preamble.

“Northshore Shareholders’ Agreement” means the Amended and Restated Shareholders’ Agreement, dated as of March 5, 2015, between Northshore, the Shareholders and the other shareholders named therein attached hereto as Exhibit C.

“Northshore Shares” has the meaning set forth in the recitals.

“Organizational Documents” means the Bye-laws and the Memorandum of Association.

“Over-allotment Exercise Period” has the meaning set forth in Section 4.01(d).

“Over-allotment New Securities” has the meaning set forth in Section 4.01(d).

“Over-allotment Notice” has the meaning set forth in Section 4.01(d).

“Permitted Transferee” means with respect to any Shareholder, any Affiliate of such Shareholder.

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“Person” means an individual, corporation, company, partnership, joint venture, limited liability company, Governmental Authority, unincorporated organization, trust, association or other entity.

“Plans” means the Rollover Long Term Incentive Plan, the Annual Long Term Incentive Plan and the Rollover Matching Share Plan adopted by the Atrium Committee and Northshore with effect from April 17, 2014 and the Annual Matching Share Plan adopted by the Atrium Committee and Northshore with effect from May 1, 2015.

“Pre-emptive Pro Rata Portion” has the meaning set forth in Section 4.01(c).

“Pre-emptive Shareholder” has the meaning set forth in Section 4.01(a).

“Related Party Agreement” means any agreement, arrangement or understanding (a) between (i) the Company and (ii) any Shareholder or any Affiliate of a Shareholder or any Director, officer or employee of the Company, as such agreement may be amended, modified, supplemented or restated in accordance with the terms of this Agreement, and (b) between (i) Northshore, Bayshore, Arden Re, Atrium, StarStone or any other direct or indirect Subsidiary of the Company and (ii) the Company, any Shareholder or any Affiliate of Northshore, Bayshore, Arden Re, Atrium, StarStone, the Company, a Shareholder or any Director, officer or employee of Northshore, Bayshore, Arden Re, Atrium, StarStone or any direct or indirect Subsidiary of the Company, as such agreement may be amended, modified, supplemented or restated in accordance with the terms of this Agreement.

“Representative” means, with respect to any Person, any and all directors, officers, employees, consultants, financial advisors, counsel, accountants and other agents of such Person and its Affiliates (provided that portfolio companies of the Trident Shareholders shall not be Representatives).

“Second Amended and Restated Northshore Shareholders’ Agreement” means the Second Amended and Restated Northshore Shareholders’ Agreement, dated as of the date hereof, between Northshore, Atrium Nominees and the Company attached hereto as Exhibit D.

“Securities Act” means the United States Securities Act of 1933, as amended, or any successor federal statute, and the rules and regulations thereunder, which shall be in effect at the time.

“Shareholders” has the meaning set forth in the preamble.

“StarStone” means StarStone Insurance Holdings Limited (formerly known as Torus Insurance Holdings Limited).

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“Subsidiary” means with respect to any Person, any other Person of which a majority of the outstanding shares or other equity interests having the power to vote for directors or comparable managers are owned, directly or indirectly, by the first Person.

“Third Party Purchaser” means any Person who, immediately prior to the contemplated transaction, (a) does not directly or indirectly own or have the right to acquire any outstanding Common Shares or (b) is not a Permitted Transferee of any Person who directly or indirectly owns or has the right to acquire any Common Shares.

“Transfer” means to, directly or indirectly, sell, transfer, assign, pledge, encumber, hypothecate or similarly dispose of, either voluntarily or involuntarily, or to enter into any contract, option or other arrangement or understanding with respect to the sale, transfer, assignment, pledge, encumbrance, hypothecation or similar disposition of, any Common Shares owned by a Person or any interest (including a beneficial interest) in any Common Shares owned by a Person.

“Trident Directors” has the meaning set forth in Section 2.01(a).

“Trident Shareholder” has the meaning set forth in the preamble and shall also include any Permitted Transferees of the Trident Shareholder that become Shareholders pursuant to the terms of this Agreement.

ARTICLE 2

MANAGEMENT AND OPERATION OF THE COMPANY

Section 2.01 Board of Directors.

(a) The Shareholders agree that the business and affairs of the Company shall be managed through a board of directors (the “Board”) consisting of five members (each, a “Director”). The Directors shall be elected to the Board in accordance with the following procedures:

(i) The Enstar Shareholder shall have the right to designate three Directors, who shall initially be Paul O’Shea, Nick Packer and Mark Smith (the “Enstar Directors”); and

(ii) The Trident Shareholders shall have the right to designate two Directors, who shall initially be Darran A. Baird and James D. Carey (the “Trident Directors”).

Notwithstanding the foregoing, the Enstar Director(s) present at any meeting of the Board or committee thereof shall collectively exercise voting power equal to the Enstar Shareholder’s percentage ownership of the Company divided by the aggregate percentage ownership of the Company held by the Initial Shareholders, and the Trident Director(s) present at any meeting of the Board or committee thereof shall collectively exercise voting power equal to the Trident Shareholders’ percentage ownership of the Company divided by the aggregate percentage ownership of the Company held by the Initial Shareholders.

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(b) Each Shareholder shall vote all Common Shares over which such Shareholder has voting control and shall take all other necessary or desirable actions within such Shareholder’s control (including in its capacity as shareholder, director, member of a board committee or officer of the Company or otherwise, and whether at a regular or special meeting of the Shareholders or by written consent in lieu of a meeting) to elect to the Board any individual designated by an Initial Shareholder pursuant to Section 2.01(a).

(c) Each Initial Shareholder shall have the right at any time to remove (with or without cause) any Director designated by such Initial Shareholder for election to the Board and each other Shareholder shall vote all Common Shares over which such Shareholder has voting control and shall take all other necessary or desirable actions within such Shareholder’s control (including in its capacity as shareholder, director, member of a board committee or officer of the Company or otherwise, and whether at a regular or special meeting of the Shareholders or by written consent in lieu of a meeting) to remove from the Board any individual designated by such Initial Shareholder that such Initial Shareholder desires to remove pursuant to this Section 2.01(c). Except as provided in the preceding sentence, unless an Initial Shareholder shall otherwise consent in writing, no other Shareholder shall take any action to cause the removal of any Director(s) designated by an Initial Shareholder.

(d) In the event a vacancy is created on the Board at any time and for any reason (whether as a result of death, disability, retirement, resignation or removal pursuant to Section 2.01(c)), the Initial Shareholder who designated such individual shall have the right to designate a different individual to replace such Director and each other Shareholder shall vote all Common Shares over which such Shareholder has voting control and shall take all other necessary or desirable actions within such Shareholder’s control (including in its capacity as shareholder, director, member of a board committee or officer of the Company or otherwise, and whether at a regular or special meeting of the Shareholders or by written consent in lieu of a meeting) to elect to the Board any individual designated by such Initial Shareholder.

(e) The Board shall have the right to establish any committee of Directors as the Board shall deem appropriate from time to time. Subject to this Agreement, the Organizational Documents and Applicable Law, committees of the Board shall have the rights, powers and privileges granted to such committee by the Board from time to time. Any delegation of authority to a committee of Directors to take any action must be approved in the same manner as would be required for the Board to approve such action directly. Any committee of Directors shall be composed of the same proportion of Enstar Directors and Trident Directors as the Initial Shareholders shall then be entitled to appoint to the Board pursuant to this Section 2.01.

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(f) The presence of a majority of Directors then in office shall constitute a quorum; provided that at least one Trident Director is present at such meeting. If a quorum is not achieved at any duly called meeting, such meeting may be postponed to a time no earlier than 48 hours after written notice of such postponement has been given to the Directors. If no Trident Director is present for three consecutive meetings, then the presence, in person or by proxy, of Directors designated by Shareholders holding at least 51% of the Common Shares shall constitute a quorum for the next meeting.

(g) At the request of either Initial Shareholder, the Company shall cause the board of directors (or similar governing body) of each of Northshore and Bayshore to consist of five directors, including three directors designated by the Enstar Shareholder and two directors designated by the Trident Shareholders and shall otherwise cause such Material Subsidiaries to adopt governance provisions consistent with those set forth in this Section 2.01.

Section 2.02 Voting Arrangements. In addition to any vote or consent of the Board or the Shareholders of the Company required by Applicable Law and other than with respect to the Excluded Transactions, the Company shall not without the consent of the Trident Shareholders take any action or enter into any commitment to take any action to (and shall cause its Material Subsidiaries to not take any action or enter into any commitment to take any action to):

(a) amend, modify or waive the Organizational Documents or the charter, bye-laws or other organizational documents of any Material Subsidiary;

(b) make any material changes in the tax or accounting methods or policies or the tax elections of the Company or any Material Subsidiary (other than as required by Applicable Law or GAAP) that would have a materially adverse impact on the Trident Shareholders;

(c) enter into, amend in any material respect, waive or terminate any Related Party Agreement other than (i) the entry into a Related Party Agreement that is on an arm’s length basis and on terms no less favorable to the Company or the applicable Material Subsidiary than those that could be obtained from an unaffiliated third party, (ii) any reinsurance or other risk transfer arrangement with any Affiliate of the Enstar Shareholder in which all or substantially all of the underlying insurance risk is borne by the Affiliate of the Enstar Shareholder, provided, however, that any such reinsurance or other risk transfer transaction provides the Company a market rate fronting fee, and (iii) any of the transactions, arrangements or agreements set forth in this Agreement;

(d) enter into or effect any material transaction or series of related transactions outside of the ordinary course of business involving the purchase, lease, license, exchange or other acquisition (including by merger, consolidation, acquisition of stock or acquisition of assets) by the Company or any Material Subsidiary of any assets and/or equity interests of any Person that are material in amount to the Company and its Subsidiaries taken as a whole;

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(e) except for a Change of Control effected pursuant to Section 3.02 and in accordance with the Enstar Shareholder’s exercise of its drag-along right under the Northshore Shareholders’ Agreement or the Bayshore Shareholder’s Agreement which will not require the consent of the Trident Shareholders, enter into or effect any material transaction or series of related transactions outside of the ordinary course of business involving the sale, lease, license, exchange or other disposition (including by merger, consolidation, sale of stock or sale of assets) by the Company or any Material Subsidiary of any stock or assets that are material in amount to the Company and its Subsidiaries taken as a whole;

(f) except as permitted under the Plans, grant or authorize the grant of Common Shares or other equity securities of the Company or any Subsidiary of the Company in an amount greater than 10% of the value of the then-outstanding Common Shares to any existing or prospective officers, directors, employees or consultants of the Company or any Subsidiary of the Company pursuant to any stock option, employee stock purchase or similar equity-based plans or other compensation agreements;

(g) initiate or consummate an Initial Public Offering or make a public offering and sale of Common Shares or any other securities; or

(h) dissolve, wind-up or liquidate the Company or any Material Subsidiary or initiate a bankruptcy proceeding involving the Company or any Material Subsidiary.

For purposes of this Section 2.02, the “ordinary course of business” of the Company and its Subsidiaries shall include the acquisition of insurance and reinsurance companies in run-off and portfolios of insurance and reinsurance business in run-off.

Section 2.03 CEO Matters. Prior to taking any action or entering into any commitment to take any action to appoint or remove (with or without cause) the Company’s or Bayshore’s chief executive officer or entering into or amending any material term of any employment agreement or arrangement with the Company’s or Bayshore’s chief executive officer, the Company shall obtain the consent of both the Enstar Shareholder and the Trident Shareholders. The Company shall consult with, but need not obtain the consent of, the Trident Shareholders prior to taking any action or entering into any commitment to take any action to appoint or remove (with or without cause) any Material Subsidiary’s (other than Bayshore’s) chief executive officer or enter into or amend any material term of any employment agreement or arrangement with any Material Subsidiary’s (other than Bayshore’s) chief executive officer.

Section 2.04 Atrium. The Trident Shareholders shall have the right to designate one member of the board of directors of Atrium. The Initial Shareholders shall, and shall cause their Director designees to, take all such actions as may be necessary or desirable to give effect to this provision.

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ARTICLE 3

TRANSFER OF INTERESTS

Section 3.01 General Restrictions on Transfer.

(a) Except as permitted pursuant to Section 3.01(b), each Shareholder agrees that such Shareholder will not, directly or indirectly, voluntarily or involuntarily Transfer any of its Common Shares.

(b) The provisions of Section 3.01(a) shall not apply to any of the following Transfers by any Shareholder of any of its Common Shares: (i) to a Permitted Transferee, (ii) pursuant to a merger, consolidation or other business combination of the Company with a Third Party Purchaser that has been approved in compliance with Section 2.02(e), (iii) in connection with an Excluded Transaction, (iv) which is a Transfer of Common Shares which would have been permitted under the Northshore Shareholders’ Agreement or the Bayshore Shareholders’ Agreement had the Transfer been of Northshore Shares or Bayshore Shares instead of Common Shares and which is in made in accordance with and subject to Section 3.02, (v) pursuant to a scheme approved by the Board for the return of income or capital to Shareholders or (vi) which is otherwise approved in writing by Shareholders holding not less than two-thirds of the issued and outstanding Common Shares of the Company immediately prior to the Transfer.

(c) In addition to any legends required by Applicable Law, each certificate (if any) representing the Common Shares of the Company shall bear a legend substantially in the following form (and if the Common Shares are not certificated, the Company’s ledger shall include a notation substantially in the following form omitting the reference to a certificate):

“THE SECURITIES REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO A VOTING AND SHAREHOLDERS’ AGREEMENT (A COPY OF WHICH IS ON FILE WITH THE SECRETARY OF THE COMPANY). NO TRANSFER, SALE, ASSIGNMENT, PLEDGE, HYPOTHECATION OR OTHER DISPOSITION OF THE SECURITIES REPRESENTED BY THIS CERTIFICATE MAY BE MADE EXCEPT IN ACCORDANCE WITH THE PROVISIONS OF SUCH VOTING AND SHAREHOLDERS’ AGREEMENT AND (A) PURSUANT TO A REGISTRATION STATEMENT EFFECTIVE UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED, OR (B) PURSUANT TO AN EXEMPTION FROM REGISTRATION THEREUNDER. THE HOLDER OF THIS CERTIFICATE, BY ACCEPTANCE OF THIS CERTIFICATE, AGREES TO BE BOUND BY ALL OF THE PROVISIONS OF SUCH SHAREHOLDERS’ AGREEMENT.”

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(d) Prior notice shall be given to the Company by the transferor of any Transfer (whether or not to a Permitted Transferee) of any Common Shares. Prior to consummation of any Transfer by any Shareholder of any of its Common Shares, such party shall cause the transferee thereof to execute and deliver to the Company a Joinder Agreement and agree to be bound by the terms and conditions of this Agreement. Upon any Transfer by any Shareholder of any of its Common Shares in accordance with the terms of this Agreement, the transferee thereof shall be substituted for, and shall assume all the rights and obligations under this Agreement of, the transferor thereof.

(e) Notwithstanding any other provision of this Agreement, each Shareholder agrees that it will not, directly or indirectly, Transfer any of its Common Shares (i) except as permitted under the Securities Act and other applicable federal, state or foreign securities laws, and then, if requested by the Company, only upon delivery to the Company of an opinion of counsel in form and substance satisfactory to the Company to the effect that such Transfer may be effected without registration under the Securities Act or any applicable foreign securities laws, (ii) if it would cause the Company or any of its Subsidiaries to be required to register as an investment company under the United States Investment Company Act of 1940, as amended, or any comparable foreign law, or (iii) if it would cause the assets of the Company or any of its Subsidiaries to be deemed plan assets as defined under the United States Employee Retirement Income Security Act of 1974 or its accompanying regulations or any comparable foreign law or result in any “prohibited transaction” thereunder involving the Company. In any event, the Board may refuse the Transfer to any Person if (i) such Transfer would have a material adverse effect on the Company as a result of any regulatory or other restrictions imposed by any Governmental Authority or (ii) any non-de minimis adverse tax consequence to the Company, any Subsidiary of the Company, or any Shareholder or any of their Affiliates would result from such Transfer.

(f) Any Transfer or attempted Transfer of any Common Shares in violation of this Agreement shall be null and void, no such Transfer shall be recorded on the Company’s books and the purported transferee in any such Transfer shall not be treated (and the purported transferor shall continue be treated) as the owner of such Common Shares for all purposes of this Agreement.

Section 3.02 Preservation of Existing Rights.

(a) The parties agree that notwithstanding the consummation of the contribution and exchange transactions envisaged by the Contribution and Exchange Agreement, the entry into the Second Amended and Restated Northshore Shareholders’ Agreement and the termination of the Bayshore Shareholders’ Agreement, they intend to act in all respects to preserve and abide by the existing rights and obligations of each of the parties to the Bayshore Shareholders’ Agreement and the Northshore Shareholders’ Agreement, as such rights and obligations existed immediately prior to the Effective Date, with respect to the Northshore Shares and Bayshore Shares owned indirectly through the Company and the Northshore Shares owned directly by Atrium Nominees.

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(b) Accordingly, each party shall use its reasonable best efforts and shall cooperate with the other parties in good faith in order to preserve and abide by mutatis mutandi (i) the rights and obligations of Northshore, the Shareholders, Enstar and Atrium Nominees under the Northshore Shareholders’ Agreement and (ii) the rights and obligations of Bayshore, the Shareholders and Enstar under the Bayshore Shareholders’ Agreement, and such rights, as between the parties, shall be deemed to continue in full force and effect notwithstanding the consummation of the contribution and exchange transactions envisaged by the Contribution and Exchange Agreement, the entry into the Second Amended and Restated Northshore Shareholders’ Agreement and the termination of the Bayshore Shareholders’ Agreement.

(c) If, following the Effective Date, any party proposes to exercise a right that it had under the Northshore Shareholders’ Agreement or the Bayshore Shareholders’ Agreement, such party shall give written notice to the Company and the other parties specifying the material terms of such proposed action, and thereafter the Company and the other parties (as applicable) shall cooperate in good faith (including voting of their Common Stock, as required) in order to negotiate amendments to this Agreement to give effect to such right or the exercise of such right (and the attendant rights and obligations of the other parties, together with such other consequential amendments to this Agreement as are reasonably required) as if it were set forth herein, including, if necessary, amendments to create “tracking stock” of the Company that represents the Company’s interest in Northshore on the one hand (any such tracking stock, the “N Shares”) and the Company’s interest in Bayshore on the other hand (any such tracking stock, the “B Shares”).

(d) In furtherance of Sections 3.02(a)-(c), and without limiting the generality thereof, each Shareholder agrees that:

(i) The lock-up periods designated in the Northshore Shareholders’ Agreement and the Bayshore Shareholders’ Agreement shall apply to the Shareholders’ indirect interests in Northshore (or, if created, the N Shares) and the Shareholders’ indirect interest in Bayshore (or, if created, the B Shares), respectively.

(ii) The right of first offer provisions in the Northshore Shareholders’ Agreement and the Bayshore Shareholders’ Agreement shall apply to the Shareholders’ indirect interests in Northshore (or, if created, the N Shares) and the Shareholders’ indirect interests in Bayshore (or, if created, the B Shares), respectively, including to the Shareholders’ Common Shares to the extent that the right of first offer provisions in the Northshore Shareholders’ Agreement and the Bayshore Shareholders’ Agreement would have been applicable and are exercised contemporaneously.

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(iii) The Enstar Shareholder’s drag-along right (and the related obligations of all other Shareholders) in the Northshore Shareholders’ Agreement and the Bayshore Shareholders’ Agreement shall apply to the Shareholders’ indirect interests in Northshore (or, if created, the N Shares) and the Shareholders’ indirect interests in Bayshore (or, if created, the B Shares), respectively, including to the Shareholders’ Common Shares to the extent that such drag-along rights (and the related obligations of all other Shareholders) in the Northshore Shareholders’ Agreement and the Bayshore Shareholders’ Agreement would have been applicable and are exercised contemporaneously.

(iv) The Shareholders’ tag-along rights in the Northshore Shareholders’ Agreement and the Bayshore Shareholders’ Agreement shall apply to their indirect interests in Northshore (or, if created, the N Shares) and their indirect interests in Bayshore (or, if created, the B Shares), respectively, including to the Shareholders’ Common Shares to the extent that such tag-along rights in the Northshore Shareholders’ Agreement and the Bayshore Shareholders’ Agreement are applicable and would have been exercised contemporaneously.

(v) The Enstar Shareholder’s call right (and the related rights and obligations of all other Shareholders) in the Northshore Shareholders’ Agreement and the Bayshore Shareholders’ Agreement shall apply to the Shareholders’ indirect interests in Northshore (or, if created, the N Shares) and the Shareholders’ indirect interests in Bayshore (or, if created, the B Shares), respectively, including to the Shareholders’ Common Shares to the extent that such call rights (and the related obligations of all other Shareholders) in the Northshore Shareholders’ Agreement and the Bayshore Shareholders’ Agreement are applicable and would have been exercised contemporaneously.

(vi) The Trident Shareholders’ put right (and the related rights and obligations of all other Shareholders and Enstar) in the Northshore Shareholders’ Agreement and the Bayshore Shareholders’ Agreement shall apply to the Shareholders’ indirect interests in Northshore (or, if created, the N Shares) and the Shareholders’ indirect interests in Bayshore (or, if created, the B Shares), respectively, including to the Shareholders’ Common Shares to the extent that such put rights (and the related obligations of all other Shareholders) in the Northshore Shareholders’ Agreement and the Bayshore Shareholders’ Agreement are applicable and would have been exercised contemporaneously.

(e) In the event of an Initial Public Offering by the Company or the consummation of a merger or other business combination involving the Company whereby the Common Shares become securities that are listed or admitted to trading on the NASDAQ Stock Market, the New York Stock Exchange or another national securities exchange, each party shall use its reasonable best efforts and shall cooperate with the other parties in good faith to provide liquidity for Atrium Nominees’ Northshore Shares that is comparable to the liquidity obtained by the Shareholders in respect of their Common Shares, provided that such efforts shall not require any party to cause the Northshore Shares to be listed for trading on any national securities exchange.

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(f) For the avoidance of doubt, if the parties amend this Agreement in any manner in order to effect the sale of all or substantially all of the Company’s equity interests in Northshore (whether by merger, recapitalization, consolidation, reorganization, combination or otherwise) other than in an Excluded Transaction or a transaction in which the Company or a Permitted Transferee owns a majority of the outstanding equity interests of the surviving corporation or business entity, each of the parties shall use its reasonable best efforts and cooperate with the other parties in good faith in order to preserve mutatis mutandi the tag-along rights of Atrium Nominees under the Northshore Shareholders’ Agreement.

ARTICLE 4

PRE-EMPTIVE RIGHTS AND OTHER AGREEMENTS

Section 4.01 Pre-emptive Right.

(a) The Company hereby grants to each Initial Shareholder and the Dowling Shareholder (each, a “Pre-emptive Shareholder”) the right to purchase its pro rata portion of any new Common Shares (other than any Excluded Securities) (the “New Securities”) that the Company may from time to time propose to issue or sell to any Person.

(b) The Company shall give written notice (an “Issuance Notice”) of any proposed issuance described in subsection (a) above to the Pre-emptive Shareholders within five Business Days following any meeting of the Board at which any such issuance or sale is approved. The Issuance Notice shall set forth the material terms and conditions of the proposed issuance, including:

(i) the number of New Securities proposed to be issued and the percentage of the Company’s outstanding Common Shares, on a fully diluted basis, that such issuance would represent;

(ii) the proposed issuance date, which shall be at least 20 Business Days from the date of the Issuance Notice; and

(iii) the proposed purchase price per share.

(c) Each Pre-emptive Shareholder shall for a period of 15 Business Days following the receipt of an Issuance Notice (the “Exercise Period”) have the right to elect irrevocably to purchase, at the purchase price set forth in the Issuance Notice, up to the amount of New Securities equal to the product of (x) the total number of New Securities to be issued by the Company on the issuance date and (y) a fraction determined by dividing (A) the number of Common Shares owned by such Pre-emptive Shareholder immediately prior to such issuance by (B) the total number of Common Shares owned by

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the Initial Shareholders and the Dowling Shareholder on such date immediately prior to such issuance (the “Pre-emptive Pro Rata Portion”) by delivering a written notice to the Company. Such Pre-emptive Shareholder’s election to purchase New Securities shall be binding and irrevocable.

(d) No later than five Business Days following the expiration of the Exercise Period, the Company shall notify each Pre-emptive Shareholder in writing of the number of New Securities that each Pre-emptive Shareholder has agreed to purchase (including, for the avoidance of doubt, where such number is zero) (the “Over-allotment Notice”). Each Pre-emptive Shareholder exercising its right to purchase its Pre-emptive Pro Rata Portion of the New Securities in full (an “Exercising Shareholder”) shall have a right of over-allotment such that if any other Pre-emptive Shareholder fails to exercise its right under this Section 4.01 to purchase its Pre-emptive Pro Rata Portion of the New Securities (each, a “Non-Exercising Shareholder”), such Exercising Shareholder may purchase all or any portion of such Non-Exercising Shareholder’s allotment (the “Over-allotment New Securities”) by giving written notice to the Company (within five Business Days of receipt of the Over-allotment Notice) setting forth the number of Over-allotment New Securities that such Exercising Shareholder is willing to purchase (the “Over-allotment Exercise Period”). Such Exercising Shareholder’s election to purchase Over-allotment New Securities shall be binding and irrevocable. If more than one Exercising Shareholder elects to exercise its right of over-allotment, each Exercising Shareholder shall have the right to purchase the number of Over-allotment New Securities it elected to purchase in its written notice; provided that if the over-allotment New Securities are over-subscribed, each Exercising Shareholder shall purchase its pro rata portion of the available Over-allotment New Securities based upon the relative Pre-emptive Pro Rata Portions of the Exercising Shareholders.

(e) The Company shall be free to complete the proposed issuance or sale of New Securities described in the Issuance Notice with respect to any New Securities not elected to be purchased pursuant to Section 4.01(c) and Section 4.01(d) above in accordance with the terms and conditions set forth in the Issuance Notice (except that the amount of New Securities to be issued or sold by the Company may be reduced) so long as such issuance or sale is closed within 180 days after the expiration of the Over-allotment Exercise Period (subject to the extension of such 180-day period for a reasonable time not to exceed 270 days to the extent reasonably necessary to obtain any Government Approvals). In the event the Company has not sold such New Securities within such time period, the Company shall not thereafter issue or sell any New Securities without first again offering such securities to the Pre-emptive Shareholders in accordance with the procedures set forth in this Section 4.01.

(f) Upon the consummation of the issuance of any New Securities in accordance with this Section 4.01, the Company shall deliver to each Exercising Shareholder certificates (if any) evidencing the New Securities, which New Securities

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shall be issued free and clear of any Liens (other than those arising hereunder or under Applicable Law and those attributable to the actions of the purchasers thereof), and the Company shall so represent and warrant to the purchasers thereof, and further represent and warrant to such purchasers that such New Securities shall be, upon issuance thereof to the Exercising Shareholders and after payment therefor, duly authorized and validly issued. Each Exercising Shareholder shall deliver to the Company the purchase price for the New Securities purchased by it by wire transfer of immediately available funds. Each party to the purchase and sale of New Securities shall take all such other actions as may be reasonably necessary to consummate the purchase and sale including entering into such additional agreements as may be necessary or appropriate.

(g) If Northshore or Bayshore proposes at any time to issue or sell to any Person any Northshore Shares or Bayshore Shares (or any other capital stock thereof) in respect of which the Initial Shareholders and the Dowling Shareholder would have had preemptive rights pursuant to the Northshore Shareholders’ Agreement or the Bayshore Shareholders’ Agreement, the Company shall cause Northshore or Bayshore, as applicable, to grant each Initial Shareholder and the Dowling Shareholder the right to purchase (at the Company’s option, either directly or indirectly through such Shareholder’s ownership of the Company) such Shareholder’s pro rata portion (determined by reference to such Shareholder’s indirect interest in Northshore (excluding from such calculation equity held by Atrium Nominees) or Bayshore, as applicable, immediately prior to such issuance) of any such new Northshore Shares or Bayshore Shares (or such other capital stock), and the Company and the other parties (as applicable) shall cooperate in good faith in order to negotiate amendments to the Second Amended and Restated Northshore Shareholders’ Agreement or to prepare a shareholders’ agreement with respect to Bayshore to give effect to such right or the exercise of such right (and the attendant rights and obligations of the other parties). The preemptive rights provisions in the Northshore Shareholders’ Agreement or the Bayshore Shareholders’ Agreement, as applicable, shall apply to any such issuances and purchases mutatis mutandi.

Section 4.02 Corporate Opportunities. Notwithstanding anything contained in this Agreement or under Applicable Law to the contrary (to the full extent permitted by Applicable Law), (i) the Initial Shareholders, the Dowling Shareholder and their respective Affiliates (A) may engage in or possess an interest in other business ventures of any nature and description (whether similar or dissimilar to the business of the Company or any of its Subsidiaries), independently or with others, and none of the Company, any Subsidiary, any other Shareholder, and each of their respective Affiliates shall have any right by virtue of this Agreement in or to any such investment or interest of the Enstar Shareholder, the Trident Shareholders, the Dowling Shareholder, any Enstar Director or any Trident Director and any of its or their respective Affiliates to any income or profits derived therefrom, and the pursuit of any such venture shall not be deemed wrongful or improper, and (B) shall not be obligated to present any investment

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opportunity to the Company or any Subsidiary even if such opportunity is of a character that, if presented to the Company or any Subsidiary, could be taken by the Company or such Subsidiary, and (ii) the parties hereby waive (and the Company shall cause the Subsidiaries to waive) to the fullest extent permitted by law any fiduciary or other duty of the Initial Shareholders, the Dowling Shareholder and the Enstar Directors and Trident Directors not expressly set forth in this Agreement, including fiduciary or other duties that may be related to or associated with self-dealing, corporate opportunities or otherwise, in each case so long as such Person acts in a manner consistent with this Agreement.

Section 4.03 Confidentiality.

(a) Each party shall, and shall cause its Representatives to, keep confidential and not divulge any information (including all budgets, business plans and analyses) concerning the Company and its Subsidiaries, including its assets, business, operations, financial condition or prospects (“Information”), and to use, and cause its Representatives to use, such Information only in connection with the operation of the Company and its Subsidiaries; provided that nothing herein shall prevent any party from disclosing such Information (i) upon the order of any court or administrative agency, (ii) upon the request or demand of any regulatory agency or authority having jurisdiction over such party, (iii) to the extent compelled by legal process or required or requested pursuant to subpoena, interrogatories or other discovery requests, (iv) to the extent necessary in connection with the exercise of any remedy hereunder, (v) to other parties, (vi) to such party’s Representatives that in the reasonable judgment of such party need to know such Information or (vii) to any potential Permitted Transferee in connection with a proposed Transfer of Common Shares from a Shareholder as long as such transferee agrees to be bound by the provisions of this Section 4.03 as if a Shareholder; provided, further, that in the case of clause (i), (ii) or (iii), such party shall notify the other parties of the proposed disclosure as far in advance of such disclosure as practicable and use reasonable efforts to ensure that any Information so disclosed is accorded confidential treatment, when and if available.

(b) The restrictions of Section 4.03(a) shall not apply to information that (i) is or becomes generally available to the public other than as a result of a disclosure by a party or any of its Representatives in violation of this Agreement; (ii) is or becomes available to a party or any of its Representatives on a non-confidential basis prior to its disclosure to the receiving party and any of its Representatives, (iii) is or has been independently developed or conceived by such party without use of the Company’s or any of its Subsidiaries’ Information or (iv) becomes available to the receiving party or any of its Representatives on a non-confidential basis from a source other than the Company or any of its Subsidiaries, any other party or any of their respective Representatives; provided that such source is not known by the recipient of the information to be bound by a confidentiality agreement with the disclosing party or any of its Representatives.

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Furthermore, Section 4.03(a) shall not restrict the Enstar Shareholder and its Affiliates from disclosing any Information required to be disclosed under applicable securities laws or the rules of any stock exchange upon which their securities are traded.

Section 4.04 Registration Rights. Upon the request of any Initial Shareholder or the Dowling Shareholder in connection with a contemplated public offering of the equity of the Company or any of its Subsidiaries that is approved in accordance with Section 2.02(g), the Company shall enter into (or shall cause the applicable Subsidiary to enter into) a registration rights agreement with the Initial Shareholders or the Dowling Shareholder containing customary provisions for a transaction of that type, including (a) in the case of an Initial Shareholder, demand registration rights and piggyback registration rights and (b) in the case of the Dowling Shareholder, piggyback registration rights but excluding demand registration rights, in each case with ratable cutbacks, if necessary, regardless of the demanding party or piggyback party.

ARTICLE 5

INFORMATION RIGHTS

Section 5.01 Financial Statements and Reports. In addition to, and without limiting any rights that a Shareholder may have with respect to inspection of the books and records of the Company under Applicable Laws, the Company shall furnish, and shall cause Northshore and Bayshore to furnish, to each Shareholder:

(a) Within 45 days after the end of each quarterly accounting period, an unaudited consolidated balance sheet as of the end of such quarterly accounting period and an unaudited related consolidated income statement, consolidated statement of shareholders’ equity and consolidated statement of cash flows for such quarterly accounting period including any footnotes thereto (if any) prepared in accordance with GAAP, consistently applied, together with comparable year-to-date figures;

(b) Within 90 days after the end of each Fiscal Year (or such longer period of time as is approved by the Board), an unaudited consolidated balance sheet as of the end of such Fiscal Year and the related consolidated income statement, consolidated statement of shareholders’ equity, and consolidated statement of cash flows including all footnotes thereto for such Fiscal Year prepared in accordance with GAAP, consistently applied; and

(c) Such other financial, accounting or other information relating to the Company and its Subsidiaries or their respective operations as any Initial Shareholder may reasonably request from time to time in form and substance reasonably acceptable to such requesting Shareholder.

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Section 5.02 Inspection Rights.

(a) The Company shall, and shall cause its officers, Directors and employees to, afford each Shareholder that, together with any Affiliates and/or Permitted Transferees, owns at least 5% of the Company’s outstanding Common Shares (or, if applicable, any B Shares or N Shares) and the Representatives of each such Shareholder, during normal business hours and upon reasonable notice, (i) reasonable access at all reasonable times to its and its Subsidiaries’ officers, employees, auditors, properties, offices, plants and other facilities and to all books and records, and (ii) the opportunity to consult with its and its Subsidiaries’ officers from time to time regarding the Company’s and its Subsidiaries’ affairs, finances and accounts as each such Shareholder may reasonably request upon reasonable notice.

(b) The right set forth in Section 5.02(a) shall not and is not intended to limit any rights which the Shareholders may have with respect to the books and records of the Company, or to inspect its properties or discuss its affairs, finances and accounts under the laws of the jurisdiction in which the Company is incorporated.

(c) In the event that the Trident Shareholder elects to exercise its rights under Section 5.02(a) it shall be entitled but not obliged to invite the Dowling Shareholder to participate with it for the purposes of such exercise of its rights.

ARTICLE 6

REPRESENTATIONS AND WARRANTIES

Section 6.01 Representations and Warranties. Each party, severally and not jointly, represents and warrants to the Company and each other party that:

(a) Such party (if an entity) is a corporation, company, partnership or limited liability company duly organized or formed, validly existing and in good standing under the laws of its jurisdiction of organization.

(b) Such party (if an entity) has full corporate, company or partnership power and authority to execute and deliver this Agreement, to perform its obligations hereunder and to consummate the transactions contemplated hereby. The execution and delivery of this Agreement, the performance of its obligations hereunder and the consummation of the transactions contemplated hereby have been duly authorized (if such party is an entity) by all requisite corporate or company action of such party. Such party has duly executed and delivered this Agreement.

(c) This Agreement constitutes the legal, valid and binding obligation of such party, enforceable against such party in accordance with its terms except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the enforcement of creditors’ rights generally and by general equitable principles (whether enforcement is sought by proceedings in equity or at law).

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The execution, delivery and performance of this Agreement and the consummation of the transactions contemplated hereby, require no action by or in respect of, or filing with, any Governmental Authority.

(d) The execution, delivery and performance by such party of this Agreement and the consummation of the transactions contemplated hereby do not (i) conflict with or result in any violation or breach of any provision of any of the organizational documents of such party (if an entity), (ii) conflict with or result in any violation or breach of any provision of any Applicable Law or (iii) require any consent or other action by any Person under any provision of any material agreement or other instrument to which the party is a party.

(e) Except for this Agreement, the Contribution and Exchange Agreement and, to the extent incorporated herein, the Northshore Shareholders’ Agreement and the Bayshore Shareholders’ Agreement, such party has not entered into or agreed to be bound by any other agreements or arrangements of any kind with any other Person with respect to the Common Shares, including agreements or arrangements with respect to the acquisition or disposition of the Common Shares or any interest therein or the voting of the Common Shares (whether or not such agreements and arrangements are with the Company or any other Person).

ARTICLE 7

TERM AND TERMINATION

Section 7.01 Termination. This Agreement shall terminate upon the earliest of:

(a) subject to Section 3.02(e), the consummation of an Initial Public Offering by the Company;

(b) subject to Section 3.02(e), the consummation of a merger or other business combination involving the Company whereby the Common Shares become securities that are listed or admitted to trading on the NASDAQ Stock Market, the New York Stock Exchange or another national securities exchange;

(c) the date on which (i) no more than one Shareholder holds any Common Shares and (ii) Atrium Nominees no longer holds any Northshore Shares;

(d) the dissolution, liquidation or winding up of the Company; or

(e) upon the unanimous agreement of the Shareholders and, so long as Atrium Nominees holds any Northshore Shares, Atrium Nominees.

Upon the consummation of any offering of Northshore Shares or Bayshore Shares pursuant to a registration statement filed in accordance with the Securities Act, each party shall cooperate with the other parties in good faith in order to amend and restate this Agreement to delete the references to Northshore or Bayshore, as applicable; provided that any such amendments and/or restatements shall not affect the obligations of any such Subsidiary to enter into a registration rights agreement in accordance with Section 4.04.

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Section 7.02 Effect of Termination.

(a) The termination of this Agreement shall terminate all further rights and obligations of the Shareholders under this Agreement except that such termination shall not effect:

(i) the existence of the Company;

(ii) the obligation of any Party to pay any amounts arising on or prior to the date of termination, or as a result of or in connection with such termination;

(iii) the rights which any Shareholder may have by operation of law as a shareholder of the Company; or

(iv) the rights contained herein which by their terms are intended to survive termination of this Agreement.

(b) The following provisions shall survive the termination of this Agreement: this Section 7.02, Section 4.03, Section 8.03, Section 8.11, Section 8.12 and Section 8.13.

ARTICLE 8

MISCELLANEOUS

Section 8.01 Expenses. Except as otherwise expressly provided herein, all costs and expenses, including fees and disbursements of counsel, financial advisors and accountants, incurred in connection with this Agreement and the transactions contemplated hereby shall be paid by the party incurring such costs and expenses.

Section 8.02 Release of Liability. In the event any Shareholder shall Transfer all of the Common Shares held by such Shareholder in compliance with the provisions of this Agreement without retaining any interest therein, then such Shareholder shall cease to be a party to this Agreement and shall be relieved and have no further liability arising hereunder for events occurring from and after the date of such Transfer.

Section 8.03 Notices. All notices, requests, consents, claims, demands, waivers and other communications hereunder shall be in writing and shall be deemed to have been given (a) when delivered by hand (with written confirmation of receipt), (b) when received by the addressee if sent by an internationally recognized overnight courier (receipt requested), (c) on the date sent by facsimile or email of a PDF document (with confirmation of transmission) if sent during normal business hours of the recipient, and on the next Business Day if sent after normal business hours of the recipient or (d) on the third day after the date mailed, by certified or registered mail, return receipt requested, postage prepaid. Such communications must be sent to the respective parties at the following addresses (or at such other address for a party as shall be specified in a notice given in accordance with this Section 8.03):

If to the Company:

c/o Enstar Group Limited

PO Box 2267

Windsor Place, 3rd Floor, 22 Queen Street

Hamilton HM JX Bermuda

Facsimile: (441) 296-0895

Email: mark.smith@enstargroup.bm

Attention: Mark Smith, Chief Financial Officer

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If to the Enstar Shareholder:

c/o Enstar Group Limited

PO Box 2267

Windsor Place, 3rd Floor, 22 Queen Street

Hamilton HM JX Bermuda

Facsimile: (441) 296-0895

Email: mark.smith@enstargroup.bm

Attention: Mark Smith, Chief Financial Officer

If to Northshore:

c/o Enstar Group Limited

PO Box 2267

Windsor Place, 3rd Floor, 22 Queen Street

Hamilton HM JX Bermuda

Facsimile: (441) 296-0895

Email: mark.smith@enstargroup.bm

Attention: Mark Smith, Chief Financial Officer

If to Bayshore:

c/o Enstar Group Limited

PO Box 2267

Windsor Place, 3rd Floor, 22 Queen Street

Hamilton HM JX Bermuda

Facsimile: (441) 296-0895

Email: mark.smith@enstargroup.bm

Attention: Mark Smith, Chief Financial Officer

with a copy in each case to (which shall not constitute notice):	Drinker Biddle & Reath LLP One Logan Square, Suite 2000 Philadelphia, PA 19103 Facsimile: (215) 988-2757 Email: robert.juelke@dbr.com Attention: Robert C. Juelke

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If to the Trident Shareholders:	c/o Stone Point Capital LLC 20 Horseneck Lane Greenwich, CT 06830 Facsimile: (203) 862-2929 Email: slevey@stonepoint.com Attention: Stephen Levey

with a copy to (which shall not constitute notice):	c/o Stone Point Capital LLC 20 Horseneck Lane Greenwich, CT 06830 Facsimile: (203) 625-8357 Email: contracts@stonepoint.com Attention: General Counsel

If to the Dowling Shareholder:	c/o Dowling Capital Partners 190 Farmington Avenue Farmington, CT 06032 Facsimile: 888-502-8715 Email: justin@dowlingcapitalpartners.com Attention: Justin Faust

If to Atrium Nominees:

c/o Atrium Underwriting Group Limited

Room 790, Lloyd’s

1 Lime Street

London, EC3M 7DQ

Facsimile: +44 (0)20 7327 4878

Email: peter.hargrave@atrium-uw.com

Attention: Peter Hargrave, Human Resources Director

Section 8.04 Interpretation. For purposes of this Agreement, (a) the words “include,” “includes” and “including” shall be deemed to be followed by the words “without limitation;” (b) the word “or” is not exclusive; and (c) the words “herein,” “hereof,” “hereby,” “hereto” and “hereunder” refer to this Agreement as a whole. The definitions given for any defined terms in this Agreement shall apply equally to both the singular and plural forms of the terms defined. Whenever the context may require, any pronoun shall include the corresponding masculine, feminine and neuter forms. Unless the context otherwise requires, references herein: (x) to Articles, Sections, and Exhibits mean the Articles and Sections of, and Exhibits attached to, this Agreement; (y) to an agreement, instrument or other document means such agreement, instrument or other

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document as amended, supplemented and modified from time to time to the extent permitted by the provisions thereof and (z) to a statute means such statute as amended from time to time and includes any successor legislation thereto and any regulations promulgated thereunder. This Agreement shall be construed without regard to any presumption or rule requiring construction or interpretation against the party drafting an instrument or causing any instrument to be drafted. The Exhibits referred to herein shall be construed with, and as an integral part of, this Agreement to the same extent as if they were set forth verbatim herein.

Section 8.05 Headings. The headings in this Agreement are for reference only and shall not affect the interpretation of this Agreement.

Section 8.06 Severability. If any term or provision of this Agreement is invalid, illegal or unenforceable in any jurisdiction, such invalidity, illegality or unenforceability shall not affect any other term or provision of this Agreement or invalidate or render unenforceable such term or provision in any other jurisdiction. Upon such determination that any term or other provision is invalid, illegal or unenforceable, the parties hereto shall negotiate in good faith to modify this Agreement so as to effect the original intent of the parties as closely as possible in a mutually acceptable manner in order that the transactions contemplated hereby be consummated as originally contemplated to the greatest extent possible.

Section 8.07 Entire Agreement. This Agreement, the Organizational Documents, the Contribution and Exchange Agreement and, to the extent incorporated herein, the Northshore Shareholders’ Agreement and the Bayshore Shareholders’ Agreement, constitute the sole and entire agreement of the parties with respect to the subject matter contained herein and therein, and supersede all prior and contemporaneous understandings and agreements, both written and oral, with respect to such subject matter. In the event of any inconsistency or conflict between this Agreement and any Organizational Document, the Shareholders and the Company shall, to the extent permitted by Applicable Law, amend such Organizational Document to comply with the terms of this Agreement.

Section 8.08 Successors and Assigns. This Agreement shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors and permitted assigns.

Section 8.09 No Third-Party Beneficiaries. This Agreement is for the sole benefit of the parties hereto and their permitted assigns and nothing herein, express or implied, is intended to or shall confer upon any other Person or entity any legal or equitable right, benefit or remedy of any nature whatsoever under or by reason of this Agreement.

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Section 8.10 Amendment and Modification; Waiver. This Agreement may only be amended, modified or supplemented by an agreement in writing signed by each Initial Shareholder; provided that any amendment that would materially and adversely affect the rights or duties of a party shall require the consent of such party. No waiver by any party of any of the provisions hereof shall be effective unless explicitly set forth in writing and signed by the party so waiving. No waiver by any party shall operate or be construed as a waiver in respect of any failure, breach or default not expressly identified by such written waiver, whether of a similar or different character, and whether occurring before or after that waiver. No failure to exercise, or delay in exercising, any right, remedy, power or privilege arising from this Agreement shall operate or be construed as a waiver thereof; nor shall any single or partial exercise of any right, remedy, power or privilege hereunder preclude any other or further exercise thereof or the exercise of any other right, remedy, power or privilege.

Section 8.11 Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of New York without giving effect to any choice or conflict of law provision or rule (whether of New York or any other jurisdiction) that would cause the application of the laws of any jurisdiction other than those of New York.

Section 8.12 Submission to Jurisdiction; Waiver of Jury Trial.

(a) ANY LEGAL SUIT, ACTION OR PROCEEDING ARISING OUT OF OR BASED UPON THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY MAY BE INSTITUTED IN THE FEDERAL COURTS OF THE UNITED STATES OF AMERICA OR THE COURTS OF THE STATE OF NEW YORK IN EACH CASE LOCATED IN THE CITY OF NEW YORK AND COUNTY OF NEW YORK, AND EACH PARTY IRREVOCABLY SUBMITS TO THE EXCLUSIVE JURISDICTION OF SUCH COURTS IN ANY SUCH SUIT, ACTION OR PROCEEDING. SERVICE OF PROCESS, SUMMONS, NOTICE OR OTHER DOCUMENT BY MAIL TO SUCH PARTY’S ADDRESS SET FORTH HEREIN SHALL BE EFFECTIVE SERVICE OF PROCESS FOR ANY SUIT, ACTION OR OTHER PROCEEDING BROUGHT IN ANY SUCH COURT. THE PARTIES IRREVOCABLY AND UNCONDITIONALLY WAIVE ANY OBJECTION TO THE LAYING OF VENUE OF ANY SUIT, ACTION OR ANY PROCEEDING IN SUCH COURTS AND IRREVOCABLY WAIVE AND AGREE NOT TO PLEAD OR CLAIM IN ANY SUCH COURT THAT ANY SUCH SUIT, ACTION OR PROCEEDING BROUGHT IN ANY SUCH COURT HAS BEEN BROUGHT IN AN INCONVENIENT FORUM.

(b) EACH PARTY ACKNOWLEDGES AND AGREES THAT ANY CONTROVERSY WHICH MAY ARISE UNDER THIS AGREEMENT IS LIKELY TO INVOLVE COMPLICATED AND DIFFICULT ISSUES AND, THEREFORE, EACH SUCH PARTY IRREVOCABLY AND UNCONDITIONALLY WAIVES ANY RIGHT

27

IT MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LEGAL ACTION ARISING OUT OF OR RELATING TO THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY. EACH PARTY TO THIS AGREEMENT CERTIFIES AND ACKNOWLEDGES THAT (I) NO REPRESENTATIVE OF ANY OTHER PARTY HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTY WOULD NOT SEEK TO ENFORCE THE FOREGOING WAIVER IN THE EVENT OF A LEGAL ACTION, (II) SUCH PARTY HAS CONSIDERED THE IMPLICATIONS OF THIS WAIVER, (III) SUCH PARTY MAKES THIS WAIVER VOLUNTARILY, AND (IV) SUCH PARTY HAS BEEN INDUCED TO ENTER INTO THIS AGREEMENT BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION 8.12(b).

Section 8.13 Equitable Remedies. Each party hereto acknowledges that the other parties hereto would be irreparably damaged in the event of a breach or threatened breach by such party of any of its obligations under this Agreement and hereby agrees that in the event of a breach or a threatened breach by such party of any such obligations, each of the other parties hereto shall, in addition to any and all other rights and remedies that may be available to them in respect of such breach, be entitled to an injunction from a court of competent jurisdiction (without any requirement to post bond) granting such parties specific performance by such party of its obligations under this Agreement.

Section 8.14 Counterparts. This Agreement may be executed in counterparts, each of which shall be deemed an original, but all of which together shall be deemed to be one and the same agreement. A signed copy of this Agreement delivered by facsimile, email or other means of electronic transmission shall be deemed to have the same legal effect as delivery of an original signed copy of this Agreement.

[SIGNATURE PAGE FOLLOWS]

28

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed as of the date first written above by their respective officers thereunto duly authorized.

North Bay Holdings Limited

By:	/s/ Mark Smith
Name:	Mark Smith
Title:	Director

Kenmare Holdings Ltd.

By:	/s/ Paul O’Shea
Name:	Paul O’Shea
Title:	Director

Enstar Group Limited (solely for purposes of Section 3.02)

By:	/s/ Paul O’Shea
Name:	Paul O’Shea
Title:	Chief Operating Officer

Bayshore Holdings Limited (solely for purposes of Section 3.02)

By:	/s/ Mark Smith
Name:	Mark Smith
Title:	Director

Northshore Holdings Limited (solely for purposes of Section 3.02)

By:	/s/ Mark Smith
Name:	Mark Smith
Title:	Director

Atrium Nominees Limited (solely for purposes of Section 3.02)

By:	/s/ Peter John Hargrave
Name:	Peter John Hargrave
Title:	Director

Trident V, L.P.

By: Stone Point Capital LLC, its manager

By:	/s/ Stephen A. Levey
Name:	Stephen A. Levey
Title:	Principal and Counsel

Trident V Parallel Fund, L.P.

By: Stone Point Capital LLC, its manager

By:	/s/ Stephen A. Levey
Name:	Stephen A. Levey
Title:	Principal and Counsel

Trident V Professionals Fund, L.P.

By: Stone Point Capital LLC, its manager

By:	/s/ Stephen A. Levey
Name:	Stephen A. Levey
Title:	Principal and Counsel

Dowling Capital Partners I, L.P.

By: Dowling Capital I, LLC, its general partner

By: Dowling Capital SLP I, LLC, its sole member

By:	/s/ Justin D. Faust
Name:	Justin D. Faust
Title:	Chief Financial Officer

EXHIBIT A

Joinder Agreement

Reference is hereby made to the Voting and Shareholders’ Agreement, dated as of December 23, 2015 (as amended from time to time, the “Shareholders’ Agreement”), by and among North Bay Holdings Limited, a Bermuda exempted company (the “Company”), Kenmare Holdings Ltd., Trident V, L.P., Trident V Parallel Fund, L.P. and Trident V Professionals Fund, L.P., Dowling Capital Partners I, L.P., and, solely for purposes of Section 3.02 thereof, Atrium Nominees Limited, Bayshore Holdings Limited, Northshore Holdings Limited and Enstar Group Limited. Pursuant to and in accordance with Section 3.01(d) of the Shareholders’ Agreement, the undersigned hereby agrees that upon the execution of this Joinder Agreement, it shall become a party to the Shareholders’ Agreement and shall be fully bound by, and subject to, all of the covenants, terms and conditions of the Shareholders’ Agreement as though an original party thereto and shall be deemed to be a Shareholder of the Company for all purposes thereof.

Capitalized terms used herein without definition shall have the meanings ascribed thereto in the Shareholders’ Agreement.

IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of [DATE].

North Bay Holdings Limited

By:
Name:
Title:

[New Shareholder]

By:
Name:
Title:

EXHIBIT B

Bayshore Shareholders’ Agreement

AMENDED AND RESTATED

SHAREHOLDERS’ AGREEMENT

between

BAYSHORE HOLDINGS LIMITED

and

THE SHAREHOLDERS NAMED HEREIN

dated as of

May 8th, 2014

TABLE OF CONTENTS

Article I	Definitions	1
Article II	Management and Operation of the Company	7

Section 2.01	Board of Directors	7
Section 2.02	Voting Arrangements	9
Section 2.03	CEO Matters	10

Article III	Transfer of Interests	10

Article IV	Pre-emptive Rights and Other Agreements	22

Section 4.01	Pre-emptive Right	22
Section 4.02	Corporate Opportunities	23
Section 4.03	Confidentiality	24
Section 4.04	Registration Rights	25

Article V	Information Rights	25

Section 5.01	Financial Statements and Reports	25
Section 5.02	Inspection Rights	26

Article VI	Representations and Warranties	26

Section 6.01	Representations and Warranties	26

Article VII	Term and Termination	27

Section 7.01	Termination	27
Section 7.02	Effect of Termination	28

Article VIII	Miscellaneous	28

i

AMENDED AND RESTATED

SHAREHOLDERS’ AGREEMENT

This Amended and Restated Shareholders’ Agreement (this “Agreement”), dated as of May 8th, 2014, is entered into among Bayshore Holdings Limited, a Bermuda exempted company (the “Company”), Kenmare Holdings Ltd (the “Enstar Shareholder”), Trident V, L.P., Trident V Parallel Fund, L.P. and Trident V Professionals Fund, L.P. (each, a “Trident Shareholder” and, collectively, the “Trident Shareholders” and, together with the Enstar Shareholder, the “Initial Shareholders”), Dowling Capital Partners I, L.P. (the “Dowling Shareholder”), each other Person who after the date hereof acquires Common Shares of the Company and becomes a party to this Agreement by executing a Joinder Agreement (such Persons, collectively with the Initial Shareholders and the Dowling Shareholder, the “Shareholders”) and, solely for purposes of Section 3.05 hereof, Enstar Group Limited (“Enstar”).

RECITALS

WHEREAS, immediately prior to the date hereof, the Enstar Shareholder owned 60% of the issued and outstanding Common Shares of the Company and the Trident Shareholders collectively owned 40% of the issued and outstanding Common Shares of the Company;

WHEREAS, on the date hereof, the Dowling Shareholder will acquire 11,254 Common Shares of the Company from the Initial Shareholders; and

WHEREAS, the Initial Shareholders, the Dowling Shareholder and the other parties hereto deem it in their best interests and in the best interests of the Company to amend and restate the Shareholders’ Agreement entered into on April 1, 2014, by and among the Company, the Initial Shareholders and Enstar, and to set forth in this Agreement their respective rights and obligations in connection with their investment in the Company.

NOW, THEREFORE, in consideration of the mutual covenants and agreements hereinafter set forth and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

ARTICLE 1

DEFINITIONS

Capitalized terms used herein and not otherwise defined shall have the meanings set forth in this Article I.

“Affiliate” means with respect to any Person, any other Person who, directly or indirectly (including through one or more intermediaries), controls, is controlled by, or is under common control with, such Person. For purposes of this definition, “control,” when used with respect to any specified Person, shall mean the power, direct or indirect, to direct or cause the direction of the management and policies of such Person, whether through ownership of voting securities or partnership or other ownership interests, by contract or otherwise; and the terms “controlling” and “controlled” shall have correlative meanings.

“Agreement” has the meaning set forth in the preamble.

“Applicable Law” means all applicable provisions of (a) constitutions, treaties, statutes, laws (including the common law), rules, regulations, decrees, ordinances, codes, proclamations, declarations or orders of any Governmental Authority, (b) any consents or approvals of any Governmental Authority and (c) any orders, decisions, advisory or interpretative opinions, injunctions, judgments, awards, decrees of, or agreements with, any Governmental Authority.

“Board” has the meaning set forth in Section 2.01(a).

“Business Day” means a day other than a Saturday, Sunday or other day on which commercial banks in Bermuda are authorized or required to close.

“Bye-laws” means the bye-laws of the Company, as amended, modified, supplemented or restated from time to time in accordance with the terms of this Agreement.

“Call Right” has the meaning set forth in Section 3.05(a).

“Change of Control” means any transaction or series of related transactions (as a result of a tender offer, merger, consolidation or otherwise) that results in, or that is in connection with, (a) any Third Party Purchaser or “group” (within the meaning of Section 13(d)(3) of the Exchange Act) of Third Party Purchasers acquiring beneficial ownership, directly or indirectly, of all or substantially all of the then issued and outstanding Common Shares or (b) the sale, lease, exchange, conveyance, transfer or other disposition (for cash, shares of stock, securities or other consideration) of all or substantially all of the property and assets of the Company and its Subsidiaries, on a consolidated basis, to any Third Party Purchaser or “group” (within the meaning of Section 13(d)(3) of the Exchange Act) of Third Party Purchasers (including any liquidation, dissolution or winding up of the affairs of the Company, or any other distribution made, in connection therewith).

“Commitment Letters” has the meaning set forth in Section 6.01(e).

“Common Shares” means the common shares, par value $1.00 per share, of the Company and any securities issued in respect thereof, or in substitution therefor, in connection with any stock split, dividend or combination, or any reclassification, recapitalization, merger, consolidation, exchange or similar reorganization.

“Company” has the meaning set forth in the preamble.

“Director” has the meaning set forth in Section 2.01(a).

“Dowling Shareholder” has the meaning set forth in the preamble and shall also include any Permitted Transferees of the Dowling Shareholder that become Shareholders pursuant to the terms of this Agreement.

“Drag-along Notice” has the meaning set forth in Section 3.03(b).

“Drag-along Sale” has the meaning set forth in Section 3.03(a).

“Drag-along Shareholder” has the meaning set forth in Section 3.03(a).

“Enstar” has the meaning set forth in the preamble.

“Enstar Director” has the meaning set forth in Section 2.01(a).

“Enstar Shareholder” has the meaning set forth in the preamble and shall also include any Permitted Transferees of the Enstar Shareholder that become Shareholders pursuant to the terms of this Agreement.

“Exchange Act” means the United States Securities Exchange Act of 1934, as amended, or any successor federal statute, and the rules and regulations thereunder, which shall be in effect at the time.

“Excluded Securities” means any Common Shares or other equity securities issued in connection with (a) a grant to any existing or prospective consultants, employees, officers or Directors pursuant to any stock option, employee stock purchase or similar equity-based plans or other compensation agreement; (b) the exercise or conversion of options to purchase Common Shares, or Common Shares issued to any existing or prospective consultants, employees, officers or Directors pursuant to any stock option, employee stock purchase or similar equity-based plans or any other compensation agreement; (c) any acquisition by the Company of the stock, assets, properties or business of any Person; (d) any merger, consolidation or other business combination involving the Company; (e) the commencement of any Initial Public Offering or any transaction or series of related transactions involving a Change of Control; (f) a stock split, stock dividend or any similar recapitalization; or (g) any issuance of Financing Equity.

“Exercise Period” has the meaning set forth in Section 4.01(c).

“Exercising Shareholder” has the meaning set forth in Section 4.01(d).

“Extended ROFO Notice Period” has the meaning set forth in Section 3.02(d).

“Fair Market Value” has the meaning set forth in Section 3.05(c).

“Financing Equity” means any Common Shares, warrants or other similar rights to purchase Common Shares issued to lenders or other institutional investors (excluding the Shareholders) in any arm’s length transaction providing debt financing to the Company.

“Fiscal Year” means for financial accounting purposes, January 1 to December 31.

“GAAP” means United States generally accepted accounting principles in effect from time to time.

“Government Approval” means any authorization, consent, approval, waiver, exception, variance, order, exemption, publication, filing, declaration, concession, grant, franchise, agreement, permission, permit, or license of, from or with any Governmental Authority, the giving notice to, or registration with, any Governmental Authority or any other action in respect of any Governmental Authority.

“Governmental Authority” means any federal, state, local or foreign government or political subdivision thereof, or any agency or instrumentality of such government or political subdivision, or any self-regulated organization or other non-governmental regulatory authority or quasi-governmental authority (to the extent that the rules, regulations or orders of such organization or authority have the force of Law), or any arbitrator, court or tribunal of competent jurisdiction.

“Independent Appraiser” has the meaning set forth in Section 3.05(c)(i).

“Information” has the meaning set forth in Section 4.03(b).

“Initial Public Offering” means any offering of Common Shares of the Company, or shares or other equity interests of any Material Subsidiary, pursuant to a registration statement filed in accordance with the Securities Act.

“Initial Shareholders” has the meaning set forth in the preamble and shall also include any Permitted Transferees of the Enstar Shareholder and the Trident Shareholders that become Shareholders, but shall not include the Dowling Shareholder.

“Investors Agreement” has the meaning set forth in Section 6.01(e).

“Issuance Notice” has the meaning set forth in Section 4.01(b).

“Joinder Agreement” means the joinder agreement in form and substance of Exhibit A attached hereto.

“Lien” means any lien, claim, charge, mortgage, pledge, security interest, option, preferential arrangement, right of first offer, encumbrance or other restriction or limitation of any nature whatsoever.

“Lock-up Period” has the meaning set forth in Section 3.01(a).

“Material Subsidiary” means Torus and any other material direct or indirect Subsidiary of the Company.

“Memorandum of Association” means the memorandum of association of the Company, as filed on June 20, 2013 with the Registrar of Companies of Bermuda and as amended, modified, supplemented or restated from time to time in accordance with the terms of this Agreement.

“New Securities” has the meaning set forth in Section 4.01(a).

“Non-exercising Shareholder” has the meaning set forth in Section 4.01(d).

“Offered Shares” has the meaning set forth in Section 3.02(a).

“Offering Shareholder” has the meaning set forth in Section 3.02(a).

“Offering Shareholder Notice” has the meaning set forth in Section 3.02(b).

“Organizational Documents” means the Bye-laws and the Memorandum of Association.

“Over-allotment Exercise Period” has the meaning set forth in Section 4.01(d).

“Over-allotment New Securities” has the meaning set forth in Section 4.01(d).

“Over-allotment Notice” has the meaning set forth in Section 4.01(d).

“Participation Notice” has the meaning set forth in Section 3.05(b).

“Permitted Transferee” means with respect to any Shareholder, any Affiliate of such Shareholder.

“Person” means an individual, corporation, company, partnership, joint venture, limited liability company, Governmental Authority, unincorporated organization, trust, association or other entity.

“Pre-emptive Pro Rata Portion” has the meaning set forth in Section 4.01(c).

“Pre-emptive Shareholder” has the meaning set forth in Section 4.01(a).

“Proposed Transferee” has the meaning set forth in Section 3.04(a).

“Purchasing Shareholder” has the meaning set forth in Section 3.02(d).

“Put Notice” has the meaning set forth in Section 3.05(b).

“Put Notice Period” has the meaning set forth in Section 3.05(b).

“Put Right” has the meaning set forth in Section 3.05(a).

“Related Party Agreement” means any agreement, arrangement or understanding between (a) (i) the Company and (ii) any Shareholder or any Affiliate of a Shareholder or any Director, officer or employee of the Company, as such agreement may be amended, modified, supplemented or restated in accordance with the terms of this Agreement, and (b) (i) Torus or any other direct or indirect Subsidiary of the Company and (ii) the Company, any Shareholder or any Affiliate of Torus, the Company, a Shareholder or any Director, officer or employee of Torus or any direct or indirect Subsidiary of the Company, as such agreement may be amended, modified, supplemented or restated in accordance with the terms of this Agreement.

“Relevant Shareholder(s)” has the meaning set forth in Section 3.05(c).

“Representative” means, with respect to any Person, any and all directors, officers, employees, consultants, financial advisors, counsel, accountants and other agents of such Person and its Affiliates (provided, that portfolio companies of the Trident Shareholders shall not be Representatives).

“ROFO Notice” has the meaning set forth in Section 3.02(d).

“ROFO Notice Period” has the meaning set forth in Section 3.02(b).

“Sale Notice” has the meaning set forth in Section 3.04(b).

“Securities Act” means the United States Securities Act of 1933, as amended, or any successor federal statute, and the rules and regulations thereunder, which shall be in effect at the time.

“Selling Shareholder” has the meaning set forth in Section 3.04(a).

“Share Purchase Agreement” has the meaning set forth in Section 6.01(e).

“Shareholders” has the meaning set forth in the preamble.

“Subsidiary” means with respect to any Person, any other Person of which a majority of the outstanding shares or other equity interests having the power to vote for directors or comparable managers are owned, directly or indirectly, by the first Person.

“Tag-along Notice” has the meaning set forth in Section 3.04(c).

“Tag-along Period” has the meaning set forth in Section 3.04(c).

“Tag-along Sale” has the meaning set forth in Section 3.04(a).

“Tag-along Shareholder” has the meaning set forth in Section 3.04(a).

“Third Party Purchaser” means any Person who, immediately prior to the contemplated transaction, (a) does not directly or indirectly own or have the right to acquire any outstanding Common Shares or (b) is not a Permitted Transferee of any Person who directly or indirectly owns or has the right to acquire any Common Shares.

“Torus” means Torus Insurance Holdings Limited.

“Transfer” means to, directly or indirectly, sell, transfer, assign, pledge, encumber, hypothecate or similarly dispose of, either voluntarily or involuntarily, or to enter into any contract, option or other arrangement or understanding with respect to the sale, transfer, assignment, pledge, encumbrance, hypothecation or similar disposition of, any Common Shares owned by a Person or any interest (including a beneficial interest) in any Common Shares owned by a Person.

“Trident Director” has the meaning set forth in Section 2.01(a).

“Trident Shareholder” has the meaning set forth in the preamble and shall also include any Permitted Transferees of the Trident Shareholder that become Shareholders pursuant to the terms of this Agreement.

“Waived ROFO Transfer Period” has the meaning set forth in Section 3.02(f).

ARTICLE 2

MANAGEMENT AND OPERATION OF THE COMPANY

Section 2.01 Board of Directors.

(a) The Shareholders agree that the business and affairs of the Company shall be managed through a board of directors (the “Board”) consisting of five members (each, a “Director”). The Directors shall be elected to the Board in accordance with the following procedures:

(i) The Enstar Shareholder shall have the right to designate three Directors, who shall initially be Paul O’Shea, Nick Packer and Richard Harris (the “Enstar Directors”); and

(ii) The Trident Shareholders shall have the right to designate two Directors, who shall initially be Darran A. Baird and James D. Carey (the “Trident Directors”).

Notwithstanding the foregoing, the Enstar Director(s) present at any meeting of the Board or committee thereof shall collectively exercise voting power equal to the Enstar Shareholder’s percentage ownership of the Company divided by the aggregate percentage ownership of the Company held by the Enstar Shareholder and the Trident Shareholders, and the Trident Director(s) present at any meeting of the Board or committee thereof shall collectively exercise voting power equal to the Trident Shareholders’ percentage ownership of the Company divided by the aggregate percentage ownership of the Company held by the Enstar Shareholder and the Trident Shareholders.

(b) Each Shareholder shall vote all Common Shares over which such Shareholder has voting control and shall take all other necessary or desirable actions within such Shareholder’s control (including in its capacity as shareholder, director, member of a board committee or officer of the Company or otherwise, and whether at a regular or special meeting of the Shareholders or by written consent in lieu of a meeting) to elect to the Board any individual designated by an Initial Shareholder pursuant to Section 2.01(a).

(c) Each Initial Shareholder shall have the right at any time to remove (with or without cause) any Director designated by such Initial Shareholder for election to the Board and each other Shareholder shall vote all Common Shares over which such Shareholder has voting control and shall take all other necessary or desirable actions within such Shareholder’s control (including in its capacity as shareholder, director, member of a board committee or officer of the Company or otherwise, and whether at a regular or special meeting of the Shareholders or by written consent in lieu of a meeting) to remove from the Board any individual designated by such Initial Shareholder that such Initial Shareholder desires to remove pursuant to this Section 2.01(c). Except as provided in the preceding sentence, unless an Initial Shareholder shall otherwise consent in writing, no other Shareholder shall take any action to cause the removal of any Director(s) designated by an Initial Shareholder.

(d) In the event a vacancy is created on the Board at any time and for any reason (whether as a result of death, disability, retirement, resignation or removal pursuant to Section 2.01(c)), the Initial Shareholder who designated such individual shall have the right to designate a different individual to replace such Director and each other Shareholder shall vote all Common Shares over which such Shareholder has voting control and shall take all other necessary or desirable actions within such Shareholder’s control (including in its capacity as shareholder, director, member of a board committee or officer of the Company or otherwise, and whether at a regular or special meeting of the Shareholders or by written consent in lieu of a meeting) to elect to the Board any individual designated by such Initial Shareholder.

(e) The Board shall have the right to establish any committee of Directors as the Board shall deem appropriate from time to time. Subject to this Agreement, the Organizational Documents and Applicable Law, committees of the Board shall have the rights, powers and privileges granted to such committee by the Board from time to time. Any delegation of authority to a committee of Directors to take any action must be approved in the same manner as would be required for the Board to approve such action directly. Any committee of Directors shall be composed of the same proportion of Enstar Directors and Trident Directors as the Initial Shareholders shall then be entitled to appoint to the Board pursuant to this Section 2.01.

(f) The presence of a majority of Directors then in office shall constitute a quorum; provided, that at least one Trident Director is present at such meeting. If a quorum is not achieved at any duly called meeting, such meeting may be postponed to a time no earlier than 48 hours after written notice of such postponement has been given to the Directors. If no Trident Director is present for three consecutive meetings, then the presence, in person or by proxy, of Directors designated by Shareholders holding at least 51% of the Common Shares shall constitute a quorum for the next meeting.

Section 2.02 Voting Arrangements. In addition to any vote or consent of the Board or the Shareholders of the Company required by Applicable Law, without the consent of the Trident Shareholders the Company shall not take any action or enter into any commitment to take any action to (and shall cause its Material Subsidiaries to not take any action or enter into any commitment to take any action to):

(a) amend, modify or waive the Organizational Documents or the charter, bye-laws or other organizational documents of any Material Subsidiary;

(b) make any material changes in the tax or accounting methods or policies or the tax elections of the Company or any Material Subsidiary (other than as required by Applicable Law or GAAP) that would have a materially adverse impact on the Trident Shareholders;

(c) enter into, amend in any material respect, waive or terminate any Related Party Agreement other than (i) the entry into a Related Party Agreement that is on an arm’s length basis and on terms no less favorable to the Company or the applicable Material Subsidiary than those that could be obtained from an unaffiliated third party and (ii) any reinsurance or other risk transfer arrangement with any Affiliate of the Enstar Shareholder in which all or substantially all of the underlying insurance risk is borne by the Affiliate of the Enstar Shareholder, provided, however, that any such reinsurance or other risk transfer transaction provides the Company a market rate fronting fee;

(d) enter into or effect any material transaction or series of related transactions outside of the ordinary course of business involving the purchase, lease, license, exchange or other acquisition (including by merger, consolidation, acquisition of stock or acquisition of assets) by the Company or any Material Subsidiary of any assets and/or equity interests of any Person that are material in amount to the Company and its Subsidiaries taken as a whole, other than the amalgamation of a subsidiary of the Company with Torus;

(e) except for a Change of Control effected in accordance with Section 3.03 which will not require the consent of the Trident Shareholders, enter into or effect any material transaction or series of related transactions outside of the ordinary course of business involving the sale, lease, license, exchange or other disposition (including by merger, consolidation, sale of stock or sale of assets) by the Company or any Material Subsidiary of any stock or assets that are material in amount to the Company and its Subsidiaries taken as a whole;

(f) grant or authorize the grant of Common Shares or other equity securities of the Company or any Subsidiary of the Company in an amount greater than 10% of the value of the then-outstanding Common Shares to any existing or prospective officers, directors, employees or consultants of the Company or any Subsidiary of the Company pursuant to any stock option, employee stock purchase or similar equity-based plans or other compensation agreements;

(g) initiate or consummate an Initial Public Offering or make a public offering and sale of Common Shares or any other securities; or

(h) dissolve, wind-up or liquidate the Company or any Material Subsidiary or initiate a bankruptcy proceeding involving the Company or any Material Subsidiary.

For purposes of this Section 2.02, the “ordinary course of business” of the Company and its Subsidiaries shall include the acquisition of insurance and reinsurance companies in run-off and portfolios of insurance and reinsurance business in run-off.

Section 2.03 CEO Matters. Prior to taking any action or entering into any commitment to take any action to appoint or remove (with or without cause) the Company’s chief executive officer or enter into or amend any material term of any employment agreement or arrangement with the Company’s chief executive officer, the Company shall obtain the consent of both the Enstar Shareholder and the Trident Shareholders. The Company shall consult with, but need not obtain the consent of, the Trident Shareholder prior to taking any action or entering into any commitment to take any action to appoint or remove (with or without cause) any Material Subsidiary’s chief executive officer or enter into or amend any material term of any employment agreement or arrangement with any Material Subsidiary’s chief executive officer.

ARTICLE 3

TRANSFER OF INTERESTS

Section 3.01 General Restrictions on Transfer.

(a) Except as permitted pursuant to Section 3.01(b), each Shareholder agrees that such Shareholder will not, directly or indirectly, voluntarily or involuntarily Transfer any of its Common Shares prior to April 1, 2019 (the “Lock-up Period”).

(b) The provisions of Section 3.01(a), Section 3.02, Section 3.03 and Section 3.04 shall not apply to any of the following Transfers by any Shareholder of any of its Common Shares (i) to a Permitted Transferee, (ii) pursuant to a merger, consolidation or other business combination of the Company with a Third Party Purchaser that has been approved in compliance with Section 2.02(e) or (iii) which is otherwise approved in writing by Shareholders holding not less than two-thirds of the issued and outstanding Common Shares of the Company immediately prior to the Transfer.

(c) In addition to any legends required by Applicable Law, each certificate (if any) representing the Common Shares of the Company shall bear a legend substantially in the following form (and if the Common Shares are not certificated, the Company’s ledger shall include a notation substantially in the following form omitting the reference to a certificate):

“THE SECURITIES REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO A SHAREHOLDERS’ AGREEMENT (A COPY OF WHICH IS ON FILE WITH THE SECRETARY OF THE COMPANY). NO TRANSFER, SALE, ASSIGNMENT, PLEDGE, HYPOTHECATION OR OTHER DISPOSITION OF THE SECURITIES REPRESENTED BY THIS CERTIFICATE MAY BE MADE EXCEPT IN ACCORDANCE WITH THE PROVISIONS OF SUCH SHAREHOLDERS’ AGREEMENT AND (A) PURSUANT TO A REGISTRATION STATEMENT EFFECTIVE UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED, OR (B) PURSUANT TO AN EXEMPTION FROM REGISTRATION THEREUNDER. THE HOLDER OF THIS CERTIFICATE, BY ACCEPTANCE OF THIS CERTIFICATE, AGREES TO BE BOUND BY ALL OF THE PROVISIONS OF SUCH SHAREHOLDERS’ AGREEMENT.”

(d) Prior notice shall be given to the Company by the transferor of any Transfer (whether or not to a Permitted Transferee) of any Common Shares. Prior to consummation of any Transfer by any Shareholder of any of its Common Shares, such party shall cause the transferee thereof to execute and deliver to the Company a Joinder Agreement and agree to be bound by the terms and conditions of this Agreement. Upon any Transfer by any Shareholder of any of its Common Shares, in accordance with the terms of this Agreement, the transferee thereof shall be substituted for, and shall assume all the rights and obligations under this Agreement of, the transferor thereof.

(e) Notwithstanding any other provision of this Agreement, each Shareholder agrees that it will not, directly or indirectly, Transfer any of its Common Shares (i) except as permitted under the Securities Act and other applicable federal, state or foreign securities laws, and then, if requested by the Company, only upon delivery to the Company of an opinion of counsel in form and substance satisfactory to the Company to the effect that such Transfer may be effected without registration under the Securities Act or any applicable foreign securities laws, (ii) if it would cause the Company or any of its Subsidiaries to be required to register as an investment company under the United States Investment Company Act of 1940, as amended, or any comparable foreign law, or (iii) if it would cause the assets of the Company or any of its Subsidiaries to be deemed plan assets as defined under the United States Employee Retirement Income Security Act of 1974 or its accompanying regulations or any comparable foreign law or result in any “prohibited transaction” thereunder involving the Company. In any event, the Board may refuse the Transfer to any Person if (i) such Transfer would have a material adverse effect on the Company as a result of any regulatory or other restrictions imposed by any Governmental Authority or (ii) any non-de minimis adverse tax consequence to the Company, any Subsidiary of the Company, or any Shareholder or any of their Affiliates would result from such Transfer.

(f) Any Transfer or attempted Transfer of any Common Shares in violation of this Agreement shall be null and void, no such Transfer shall be recorded on the Company’s books and the purported transferee in any such Transfer shall not be treated (and the purported transferor shall continue be treated) as the owner of such Common Shares for all purposes of this Agreement.

Section 3.02 Right of First Offer.

(a) At any time following the Lock-up Period, and subject to the terms and conditions specified in this Section 3.02, each Initial Shareholder shall have a right of first offer if any other Shareholder (such Shareholder, an “Offering Shareholder”) proposes to Transfer any Common Shares (the “Offered Shares”) owned by it to any Third Party Purchaser. Following the Lock-up Period, each time the Offering Shareholder proposes to Transfer any Offered Shares (other than Transfers permitted pursuant to Section 3.01 and Transfers made pursuant to Section 3.03), the Offering Shareholder shall first make an offering of the Offered Shares to the Initial Shareholders (other than itself, as applicable) in accordance with the following provisions of this Section 3.02.

(b) The Offering Shareholder shall give written notice (the “Offering Shareholder Notice”) to the Company and the Initial Shareholders (other than itself, as applicable) stating its bona fide intention to Transfer the Offered Shares and specifying the number of Offered Shares and the material terms and conditions, including the price, pursuant to which the Offering Shareholder proposes to Transfer the Offered Shares. The Offering Shareholder Notice shall constitute the Offering Shareholder’s offer to Transfer the Offered Shares to such Initial Shareholders, which offer shall be irrevocable for a period of 20 Business Days (the “ROFO Notice Period”).

(c) By delivering the Offering Shareholder Notice, the Offering Shareholder represents and warrants to the Company and to each Initial Shareholder receiving such notice that: (i) the Offering Shareholder has full right, title and interest in and to the Offered Shares; (ii) the Offering Shareholder has all the necessary power and authority and has taken all necessary action to Transfer such Offered Shares as contemplated by this Section 3.02; and (iii) the Offered Shares are free and clear of any and all Liens other than those arising as a result of or under the terms of this Agreement.

(d) Upon receipt of the Offering Shareholder Notice, each Initial Shareholder receiving such notice shall have until the end of the ROFO Notice Period to elect to purchase any amount of the Offered Shares by delivering a written notice (a “ROFO Notice”) to the Offering Shareholder and the Company stating that it agrees to purchase such specified amount of Offered Shares on the terms specified in the Offering Shareholder Notice. Any ROFO Notice shall be binding upon delivery and irrevocable by the applicable Shareholder. Each Initial Shareholder that delivers a ROFO Notice shall be a “Purchasing Shareholder.” If the Purchasing Shareholder is the Trident Shareholder, then at the same time as the Trident Shareholder delivers a ROFO Notice to the Company it shall also deliver a copy of such notice to the Dowling Shareholder whereupon the Dowling Shareholder shall be entitled upon written notice to the Offering Shareholder, the Company and the Trident Shareholder within ten (10) Business Days after the end of the ROFO Notice Period (the “Extended ROFO Notice Period”) to participate in such right of first offer under this Section 3.02 as if it were an Initial Shareholder in accordance with and subject to the terms of this Section 3.02 (and references to the Purchasing Shareholder and the Initial Shareholder for the purposes of this Section 3.02 shall be construed accordingly). If the Initial Shareholders do not, in the aggregate, elect to purchase all of the Offered Shares by the end of the ROFO Notice Period or the Extended ROFO Notice Period (as the case may be), each Purchasing Shareholder shall then have the right to purchase all or any portion of the remaining Offered Shares not elected to be purchased by the Initial Shareholders. As promptly as practicable following the ROFO Notice Period or the Extended ROFO Notice Period (as the case may be), the Offering Shareholder shall deliver a written notice to each Purchasing Shareholder stating the number of remaining Offered Shares available for purchase. For a period of 10 Business Days following the receipt of such notice, each Purchasing Shareholder shall have the right to elect to purchase all or any portion of the remaining Offered Shares by delivering a subsequent ROFO Notice specifying the number of additional Offered Shares it desires to purchase. Notwithstanding the foregoing, the Initial Shareholders may only exercise their rights under this Section 3.02 to purchase the Offered Shares if, after giving effect to all elections made under this Section 3.02(d), no less than all of the Offered Shares will be purchased by the Purchasing Shareholders. If the Purchasing Shareholders elect to purchase an amount of Shares that exceeds the amount of Offered Shares, then each Purchasing Shareholder’s right to purchase the Offered Shares shall be limited to an amount equal to the lesser of (x) the aggregate number of Offered Shares the Purchasing Shareholder proposes to buy as stated in the ROFO Notice and (y) the product of the aggregate number of Offered Shares multiplied by a fraction (A) the numerator of which is equal to the number of Common Shares then held by the Purchasing Shareholder and (B) the denominator of which is equal to the number of shares then held by all of the Purchasing Shareholders; provided that if the application of the foregoing formula results in less than all the Offered Shares being allocated to the Purchasing Shareholders, the remaining Offered Shares shall be allocated among the Purchasing Shareholders who received less than the number of Offered Shares they proposed to buy as stated in their ROFO Notice by successive application of the foregoing formula to the aggregate number of unallocated Offered Shares mutatis mutandis, including adjusting clause (x) of the formula as necessary to reflect the number of Offered Shares previously allocated to each such Purchasing Shareholder and the removal from clause (y)(B) of the formula of any Common Shares held by any Purchasing Shareholder previously allocated all of the Offered Shares they proposed to buy as stated in their ROFO Notice.

(e) If an Initial Shareholder does not deliver a ROFO Notice during the ROFO Notice Period or the Dowling Shareholder does not deliver a ROFO Notice during the Extended ROFO Notice Period, then such Initial Shareholder or the Dowling Shareholder (as the case may be) shall be deemed to have waived all of such Shareholder’s rights to purchase the Offered Shares under this Section 3.02. For the avoidance of doubt, if the Trident Shareholder does not deliver a ROFO Notice during the ROFO Notice Period, then the Dowling Shareholder shall not be entitled to participate in the right of first offer hereunder and shall not be deemed to be a Purchasing Shareholder or an Initial Shareholder for the purposes of this Section 3.02.

(f) If no Initial Shareholder delivers a ROFO Notice or if the Purchasing Shareholders elect to purchase less than all of the Offered Shares in accordance with Section 3.02(d), the Offering Shareholder may, during the 180-day period immediately following the expiration of the ROFO Notice Period, which period may be extended for a reasonable time not to exceed 270 days to the extent reasonably necessary to obtain any Government Approvals (the “Waived ROFO Transfer Period”), and subject to the provisions of Section 3.04, Transfer all of the Offered Shares to a Third Party Purchaser on terms and conditions no more favorable to the Third Party Purchaser than those set forth in the Offering Shareholder Notice. If the Offering Shareholder does not consummate the Transfer of the Offered Shares within the Waived ROFO Transfer Period, the rights provided hereunder shall be deemed to be revived and the Offered Shares shall not be offered to any Person unless first re-offered to the Initial Shareholders (other than itself, as applicable) in accordance with this Section 3.02.

(g) Each Shareholder shall take all actions as may be reasonably necessary to consummate any Transfer contemplated by this Section 3.02, including entering into agreements and delivering certificates and instruments and consents as may be deemed necessary or appropriate.

(h) At the closing of any Transfer pursuant to this Section 3.02, the Offering Shareholder shall deliver to the Purchasing Shareholders the certificate or certificates representing the Offered Shares to be sold (if any), accompanied by stock powers and all necessary stock transfer taxes paid and stamps affixed, if necessary, against receipt of the purchase price therefor from such Purchasing Shareholders by certified or official bank check or by wire transfer of immediately available funds.

Section 3.03 Drag-along Rights.

(a) If at any time following the Lock-up Period the Enstar Shareholder (together with its Permitted Transferees) holds no less than 55% of the aggregate number of outstanding Common Shares of the Company held by the Initial Shareholders at such time and receives a bona fide offer from a Third Party Purchaser to consummate, in one transaction, or a series of related transactions, a Change of Control (a “Drag-along Sale”), the Enstar Shareholder shall have the right to require that each other Shareholder

(each, a “Drag-along Shareholder”) participate in such Transfer in the manner set forth in this Section 3.03, provided, however, that no Drag-along Shareholder shall be required to participate in the Drag-along Sale if the consideration for the Drag-along Sale is other than cash or registered securities listed on an established U.S. or foreign securities exchange. Notwithstanding anything to the contrary in this Agreement, each Drag-along Shareholder shall vote in favor of the transaction and take all actions to waive any dissenters, appraisal or other similar rights.

(b) The Enstar Shareholder shall exercise its rights pursuant to this Section 3.03 by delivering a written notice (the “Drag-along Notice”) to the Company and each Drag-along Shareholder no later than 20 days prior to the closing date of such Drag-along Sale. The Drag-along Notice shall make reference to the Enstar Shareholder’s rights and obligations hereunder and shall describe in reasonable detail:

(i) the number of Common Shares to be sold by the Enstar Shareholder, if the Drag-along Sale is structured as a Transfer of Common Shares;

(ii) the identity of the Third Party Purchaser;

(iii) the proposed date, time and location of the closing of the Drag-along Sale;

(iv) the per share purchase price and the other material terms and conditions of the Transfer, including a description of any non-cash consideration in sufficient detail to permit the valuation thereof; and

(v) a copy of any form of agreement proposed to be executed in connection therewith.

(c) If the Drag-along Sale is structured as a Transfer of Common Shares, then, subject to Section 3.03(d), each Drag-along Shareholder shall Transfer the number of shares equal to the product of (x) the number of Common Shares held by such Drag-along Shareholder and (y) a fraction (A) the numerator of which is equal to the number of Common Shares the Enstar Shareholder proposes to sell or transfer in the Drag-along Sale and (B) the denominator of which is equal to the number of Common Shares then held by the Enstar Shareholder.

(d) The consideration to be received by a Drag-along Shareholder shall be the same form and amount of consideration per share of Common Shares to be received by the Enstar Shareholder (or, if the Enstar Shareholder is given an option as to the form and amount of consideration to be received, the same option shall be given) and the terms and conditions of such Transfer shall, except as otherwise provided in the immediately succeeding sentence, be the same as those upon which the Enstar Shareholder Transfers its Common Shares. Each Drag-along Shareholder shall make or provide the same representations, warranties, covenants, indemnities and agreements as the Enstar

Shareholder makes or provides in connection with the Drag-along Sale (except that in the case of representations, warranties, covenants, indemnities and agreements pertaining specifically to the Enstar Shareholder, the Drag-along Shareholder shall make the comparable representations, warranties, covenants, indemnities and agreements pertaining specifically to itself); provided, that all representations, warranties, covenants and indemnities shall be made by the Enstar Shareholder and each Drag-along Shareholder severally and not jointly and any indemnification obligation shall be pro rata based on the consideration received by the Enstar Shareholder and each Drag-along Shareholder, in each case in an amount not to exceed the aggregate proceeds received by the Enstar Shareholder and each such Drag-along Shareholder in connection with the Drag-along Sale.

(e) The fees and expenses of the Enstar Shareholder incurred in connection with a Drag-along Sale and for the benefit of all Shareholders (it being understood that costs incurred by or on behalf of a Enstar Shareholder for its sole benefit will not be considered to be for the benefit of all Shareholders), to the extent not paid or reimbursed by the Company or the Third Party Purchaser, shall be shared by all the Shareholders on a pro rata basis, based on the aggregate consideration received by each Shareholder; provided, that no Shareholder shall be obligated to make or reimburse any out-of-pocket expenditure prior to the consummation of the Drag-along Sale.

(f) Each Shareholder shall take all actions as may be reasonably necessary to consummate the Drag-along Sale, including entering into agreements and delivering certificates and instruments, in each case consistent with the agreements being entered into and the certificates being delivered by the Enstar Shareholder.

(g) The Enstar Shareholder shall have 180 days following the date of the Drag-along Notice in which to consummate the Drag-along Sale, on the terms set forth in the Drag-along Notice (which such 180-day period may be extended for a reasonable time not to exceed 270 days to the extent reasonably necessary to obtain any Government Approvals). If at the end of such period, the Enstar Shareholder has not completed the Drag-along Sale, the Enstar Shareholder may not then effect a transaction subject to this Section 3.03 without again fully complying with the provisions of this Section 3.03.

Section 3.04 Tag-along Rights.

(a) If at any time following the Lock-up Period a Shareholder (the “Selling Shareholder”) proposes to Transfer any shares of its Common Shares to a Third Party Purchaser (the “Proposed Transferee”) (and if the Selling Shareholder is the Enstar Shareholder and it cannot or has not elected to exercise its drag-along rights set forth in Section 3.03), each other Shareholder (each, a “Tag-along Shareholder”) shall be permitted to participate in such Transfer (a “Tag-along Sale”) on the terms and conditions set forth in this Section 3.04.

(b) Prior to the consummation of any such Transfer of Common Shares described in Section 3.04(a), and after satisfying its obligations pursuant to Section 3.02, the Selling Shareholder shall deliver to the Company and each other Shareholder a written notice (a “Sale Notice”) of the proposed Tag-along Sale subject to this Section 3.04 no later than 20 Business Days prior to the closing date of the Tag-along Sale. The Sale Notice shall make reference to the Tag-along Shareholders’ rights hereunder and shall describe in reasonable detail:

(i) the aggregate number of Common Shares the Proposed Transferee has offered to purchase.

(ii) the identity of the Proposed Transferee;

(iii) the proposed date, time and location of the closing of the Tag-along Sale;

(iv) the per share purchase price and the other material terms and conditions of the Transfer, including a description of any non-cash consideration in sufficient detail to permit the valuation thereof; and

(v) a copy of any form of agreement proposed to be executed in connection therewith.

(c) Each Tag-along Shareholder shall exercise its right to participate in a Transfer of Common Shares by the Selling Shareholder subject to this Section 3.04 by delivering to the Selling Shareholder a written notice (a “Tag-along Notice”) stating its election to do so and specifying the number of Common Shares to be Transferred by it no later than five Business Days after receipt of the Sale Notice (the “Tag-along Period”). The offer of each Tag-along Shareholder set forth in a Tag-along Notice shall be irrevocable, and, to the extent such offer is accepted, such Tag-along Shareholder shall be bound and obligated to Transfer in the proposed Transfer on the terms and conditions set forth in this Section 3.04. The Selling Shareholder and each Tag-along Shareholder shall have the right to Transfer in a Transfer subject to this Section 3.04 the number of Common Shares equal to the product of (x) the aggregate number of Common Shares the Proposed Transferee proposes to buy as stated in the Sale Notice and (y) a fraction (A) the numerator of which is equal to the number of Common Shares then held by the Selling Shareholder or such Tag-along Shareholder, as the case may be, and (B) the denominator of which is equal to the number of shares then held by the Selling Shareholder and each Tag-along Shareholder.

(d) Each Tag-along Shareholder who does not deliver a Tag-along Notice in compliance with Section 3.04(c) above shall be deemed to have waived all of such Tag-along Shareholder’s rights to participate in such Transfer, and the Selling Shareholder shall (subject to the rights of any participating Tag-along Shareholder) thereafter be free to Transfer to the Proposed Transferee its Common Shares at a per share price that is no greater than the per share price set forth in the Sale Notice and on other terms and conditions which are not materially more favorable to the Selling Shareholder than those set forth in the Sale Notice without any further obligation to the non-accepting Tag-along Shareholders.

(e) Each Tag-along Shareholder participating in a Transfer pursuant to this Section 3.04 shall receive the same consideration per share as the Selling Shareholder after deduction of such Tag-along Shareholder’s proportionate share of the related expenses in accordance with Section 3.04(g) below.

(f) Each Tag-along Shareholder shall make or provide the same representations, warranties, covenants, indemnities and agreements as the Selling Shareholder makes or provides in connection with the Tag-along Sale (except that in the case of representations, warranties, covenants, indemnities and agreements pertaining specifically to the Selling Shareholder, the Tag-along Shareholder shall make the comparable representations, warranties, covenants, indemnities and agreements pertaining specifically to itself); provided, that all representations, warranties, covenants and indemnities shall be made by the Selling Shareholder and each Tag-along Shareholder severally and not jointly and any indemnification obligation in respect of breaches of representations and warranties shall be pro rata based on the consideration received by the Selling Shareholder and each Tag-along Shareholder, in each case in an amount not to exceed the aggregate proceeds received by the Selling Shareholder and each such Tag-along Shareholder in connection with any Tag-along Sale.

(g) The fees and expenses of the Selling Shareholder incurred in connection with a Tag-along Sale and for the benefit of all Shareholders (it being understood that costs incurred by or on behalf of the Selling Shareholder for its sole benefit will not be considered to be for the benefit of all Shareholders), to the extent not paid or reimbursed by the Company or the Proposed Transferee, shall be shared by all the Shareholders participating in the Tag-along Sale on a pro rata basis, based on the aggregate consideration received by each such Shareholder; provided, that no Shareholder shall be obligated to make or reimburse any out-of-pocket expenditure prior to the consummation of the Tag-along Sale.

(h) Each Tag-along Shareholder shall take all actions as may be reasonably necessary to consummate the Tag-along Sale, including entering into agreements and delivering certificates and instruments, in each case consistent with the agreements being entered into and the certificates being delivered by the Selling Shareholder.

(i) The Selling Shareholder shall have 180 days following the expiration of the Tag-along Period in which to Transfer the Common Shares described in the Sale Notice, on the terms set forth in the Sale Notice (which such 180-day period may be extended for a reasonable time not to exceed 270 days to the extent reasonably necessary to obtain any Government Approvals). If at the end of such period, the Selling

Shareholder has not completed such Transfer, the Selling Shareholder may not then effect a Transfer of Common Shares subject to this Section 3.04 without again fully complying with the provisions of this Section 3.04.

(j) If the Selling Shareholder Transfers to the Proposed Transferee any of its Common Shares in breach of this Section 3.04, then each Tag-along Shareholder shall have the right to Transfer to the Selling Shareholder, and the Selling Shareholder undertakes to purchase from each Tag-along Shareholder, the number of Common Shares that such Tag-along Shareholder would have had the right to Transfer to the Proposed Transferee pursuant to this Section 3.04, for a per share amount and form of consideration and upon the terms and conditions on which the Proposed Transferee bought such Common Shares from the Selling Shareholder, but without indemnity being granted by any Tag-along Shareholder to the Selling Shareholder; provided, that, nothing contained in this Section 3.04 shall preclude any Shareholder from seeking alternative remedies against such Selling Shareholder as a result of its breach of this Section 3.04.

Section 3.05 Enstar Call Right and Trident Put Right.

(a) At any time during the period beginning on April 1, 2019, and ending on June 30, 2019, or at any time following April 1, 2021, the Enstar Shareholder shall have the right (a “Call Right”) by written notice to the other Shareholders to purchase all, but not less than all, of the Common Shares owned by the other Shareholders and their Permitted Transferees.

(b) At any time after April 1, 2021, the Trident Shareholders, acting collectively, shall have the right (the “Put Right”) to require the Enstar Shareholder to purchase all, but not less than all, of the Common Shares held by the Trident Shareholders and their Permitted Transferees collectively. In the event that the Trident Shareholders elect to exercise their rights under this Section 3.05(b), then the Trident Shareholders shall give written notice (a “Put Notice”) to the Company, the Enstar Shareholder and the other Shareholders stating their bona fide intention to exercise their Put Right over their Common Shares. Upon receipt of the Put Notice, each other Shareholder (other than the Enstar Shareholder or the Trident Shareholders) receiving such notice shall have 20 Business Days (the “Put Notice Period”) to elect to participate in such exercise of the Put Right by the Trident Shareholders by delivering a written notice (a “Participation Notice”) to the Company, the Enstar Shareholder and the Trident Shareholders requiring the Enstar Shareholder to purchase all, but not less than all, of the Common Shares held by such Shareholder and its Permitted Transferees. Any Participation Notice shall be binding upon delivery and irrevocable by the applicable Shareholder. Each Shareholder that does not deliver a Participation Notice during the Put Notice Period shall be deemed to have waived all of such Shareholder’s rights to participate in the exercise of the Put Right. By delivering a Participation Notice, the relevant Shareholder represents and warrants to the Company and to the Enstar Shareholder that: (i) it has full right, title and interest in and to the Common Shares which are the subject of the Participation Notice; (ii) it has all the necessary power and authority and has taken all necessary action to Transfer such Common Shares as contemplated by this Section 3.05(b); and (iii) such Common Shares are free and clear of any and all Liens other than those arising as a result of or under the terms of this Agreement.

(c) The purchase price payable by the Enstar Shareholder upon the exercise of the Call Right or the Put Right, as the case may be, shall be equal to fair market value of the Common Shares held by the relevant Shareholder(s) and their Permitted Transferees which are the subject of the Call Right or the Put Right as exercised pursuant to this Section 3.05 (the “Relevant Shareholder(s)”) calculated based on the overall fair market value of the Company determined on a going concern basis as between a willing buyer and willing seller with no discount for illiquidity or a minority interest, as such value may be mutually agreed upon by the Enstar Shareholder and the Trident Shareholder or, if no such agreement is reached, determined in accordance with the procedures set forth below (the “Fair Market Value”):

(i) Promptly after determining that the Enstar Shareholder and the Trident Shareholders are unable to agree upon a Fair Market Value but, in any event, no later than 30 Business Days after the exercise of the Call Right or the Put Right, as the case may be, the Enstar Shareholder and the Trident Shareholders shall appoint a mutually acceptable independent appraiser (the “Independent Appraiser”) to determine the Fair Market Value (determined on a going concern basis as between a willing buyer and a willing seller with no discount for illiquidity or a minority interest) of the Common Shares held by the Relevant Shareholder(s) and their Permitted Transferees. Each of the Enstar Shareholder and the Trident Shareholders (acting together) shall provide the Independent Appraiser with its respective determination of Fair Market Value, together with the supporting calculations and analyses prepared by such Initial Shareholder with respect thereto. The Enstar Shareholder and the Trident Shareholders shall instruct the Independent Appraiser to determine, in writing within 30 days of such Independent Appraiser’s appointment, which of the Enstar Shareholder’s and the Trident Shareholders’ determination of Fair Market Value is the more reasonable, and such determination shall be final for all purposes of this Section 3.05. The costs and expenses of the Independent Appraiser shall be borne equally by the Enstar Shareholder and the Trident Shareholders.

(ii) To enable the Independent Appraiser to conduct the valuation, the Enstar Shareholder, the Relevant Shareholder(s) and the Company shall furnish to the Independent Appraiser such information as the Independent Appraiser may request, including information regarding the business of the Company and its Subsidiaries and the Company’s assets, properties, financial condition, earnings and prospects.

(d) Within 90 days after the date of the final determination of the Fair Market Value pursuant to this Section 3.05 (which period shall be extended solely to the extent needed to obtain any required Government Approvals, provided, that the Shareholders shall, and shall cause their Permitted Transferees to, have used their reasonable best efforts to obtain such approvals in a timely manner, and provided, further, that in no event shall the Enstar Shareholder be obligated to pay the purchase price for a sale and purchase pursuant to the Put Right in cash due to any failure to obtain any Government Approvals that are required to permit the Relevant Shareholders to acquire or hold any unrestricted ordinary shares of Enstar), the Relevant Shareholders shall, and shall cause their Permitted Transferees to, sell to the Enstar Shareholder, free and clear of any Liens, all of the Common Shares held by them.

(e) Each Shareholder shall take all actions as may be reasonably necessary to consummate the sale contemplated by this Section 3.05, including entering into agreements and delivering certificates and instruments and consents as may be deemed necessary or appropriate.

(f) At the closing of any sale and purchase pursuant to this Section 3.05, the Relevant Shareholders shall, and shall cause their Permitted Transferees to, deliver to the Enstar Shareholder the certificate or certificates representing their Common Shares (if any), accompanied by stock powers and all necessary stock transfer taxes paid and stamps affixed, if necessary, against receipt of the purchase price therefor from the Enstar Shareholder by, (i) in the case of a sale and purchase pursuant to the Call Right, wire transfer of immediately available funds, or (ii) in the case of a sale and purchase pursuant to the Put Right, at the option of the Enstar Shareholder, either (A) wire transfer of immediately available funds, (B) unrestricted ordinary shares of Enstar (provided that such ordinary shares are then listed or admitted to trading on the NASDAQ Stock Market, the New York Stock Exchange or another national securities exchange), or (C) a combination of (A) and (B). If the purchase price at the closing of any sale and purchase pursuant to this Section 3.05 consists of unrestricted ordinary shares of Enstar, the value of such ordinary shares will be deemed to equal the average of the last reported sale price of the ordinary shares over the 10 trading day period ending on, and including, the trading day immediately preceding the effective date of any such closing.

(g) Enstar hereby absolutely, unconditionally and irrevocably guarantees to each of the Shareholders (other than the Enstar Shareholder) and their Permitted Transferees, on the terms and conditions set forth herein, the due and punctual payment, observance, performance and discharge of the Enstar Shareholder’s obligations under this Section 3.05. Each of the Shareholders hereby agrees that in no event shall Enstar be required to pay any amount to the Shareholders or their Permitted Transferees under, in respect of, or in connection with this Agreement other than as expressly set forth herein.

ARTICLE 4

PRE-EMPTIVE RIGHTS AND OTHER AGREEMENTS

Section 4.01 Pre-emptive Right.

(a) The Company hereby grants to each Initial Shareholder and the Dowling Shareholder (each, a “Pre-emptive Shareholder”) the right to purchase its pro rata portion of any new Common Shares (other than any Excluded Securities) (the “New Securities”) that the Company may from time to time propose to issue or sell to any Person.

(b) The Company shall give written notice (an “Issuance Notice”) of any proposed issuance described in subsection (a) above to the Pre-emptive Shareholders within five Business Days following any meeting of the Board at which any such issuance or sale is approved. The Issuance Notice shall set forth the material terms and conditions of the proposed issuance, including:

(i) the number of New Securities proposed to be issued and the percentage of the Company’s outstanding Common Shares, on a fully diluted basis, that such issuance would represent;

(ii) the proposed issuance date, which shall be at least 20 Business Days from the date of the Issuance Notice; and

(iii) the proposed purchase price per share.

(c) Each Pre-emptive Shareholder shall for a period of 15 Business Days following the receipt of an Issuance Notice (the “Exercise Period”) have the right to elect irrevocably to purchase, at the purchase price set forth in the Issuance Notice, up to the amount of New Securities equal to the product of (x) the total number of New Securities to be issued by the Company on the issuance date and (y) a fraction determined by dividing (A) the number of Common Shares owned by such Pre-emptive Shareholder immediately prior to such issuance by (B) the total number of Common Shares owned by all Initial Shareholders on such date immediately prior to such issuance (the “Pre-emptive Pro Rata Portion”) by delivering a written notice to the Company. Such Pre-emptive Shareholder’s election to purchase New Securities shall be binding and irrevocable.

(d) No later than five Business Days following the expiration of the Exercise Period, the Company shall notify each Pre-emptive Shareholder in writing of the number of New Securities that each Pre-emptive Shareholder has agreed to purchase (including, for the avoidance of doubt, where such number is zero) (the “Over-allotment Notice”). Each Pre-emptive Shareholder exercising its right to purchase its Pre-emptive Pro Rata Portion of the New Securities in full (an “Exercising Shareholder”) shall have a right of over-allotment such that if any other Pre-emptive Shareholder fails to exercise its right under this Section 4.01 to purchase its Pre-emptive Pro Rata Portion of the New Securities (each, a “Non-Exercising Shareholder”), such Exercising Shareholder may purchase all or any portion of such Non-Exercising Shareholder’s allotment (the “Over-allotment New Securities”) by giving written notice to the Company (within five

Business Days of receipt of the Over-allotment Notice) setting forth the number of Over-allotment New Securities that such Exercising Shareholder is willing to purchase (the “Over-allotment Exercise Period”). Such Exercising Shareholder’s election to purchase Over-allotment New Securities shall be binding and irrevocable. If more than one Exercising Shareholder elects to exercise its right of over-allotment, each Exercising Shareholder shall have the right to purchase the number of Over-allotment New Securities it elected to purchase in its written notice; provided, that if the over-allotment New Securities are over-subscribed, each Exercising Shareholder shall purchase its pro rata portion of the available Over-allotment New Securities based upon the relative Pre-emptive Pro Rata Portions of the Exercising Shareholders.

(e) The Company shall be free to complete the proposed issuance or sale of New Securities described in the Issuance Notice with respect to any New Securities not elected to be purchased pursuant to Section 4.01(c) and Section 4.01(d) above in accordance with the terms and conditions set forth in the Issuance Notice (except that the amount of New Securities to be issued or sold by the Company may be reduced) so long as such issuance or sale is closed within 180 days after the expiration of the Over-allotment Exercise Period (subject to the extension of such 180-day period for a reasonable time not to exceed 270 days to the extent reasonably necessary to obtain any Government Approvals). In the event the Company has not sold such New Securities within such time period, the Company shall not thereafter issue or sell any New Securities without first again offering such securities to the Shareholders in accordance with the procedures set forth in this Section 4.01.

(f) Upon the consummation of the issuance of any New Securities in accordance with this Section 4.01, the Company shall deliver to each Exercising Shareholder certificates (if any) evidencing the New Securities, which New Securities shall be issued free and clear of any Liens (other than those arising hereunder or under Applicable Law and those attributable to the actions of the purchasers thereof), and the Company shall so represent and warrant to the purchasers thereof, and further represent and warrant to such purchasers that such New Securities shall be, upon issuance thereof to the Exercising Shareholders and after payment therefor, duly authorized and validly issued. Each Exercising Shareholder shall deliver to the Company the purchase price for the New Securities purchased by it by wire transfer of immediately available funds. Each party to the purchase and sale of New Securities shall take all such other actions as may be reasonably necessary to consummate the purchase and sale including entering into such additional agreements as may be necessary or appropriate.

Section 4.02 Corporate Opportunities. Notwithstanding anything contained in this Agreement or under Applicable Law to the contrary (to the full extent permitted by Applicable Law), (i) the Initial Shareholders, the Dowling Shareholder and their respective Affiliates (A) may engage in or possess an interest in other business ventures of any nature and description (whether similar or dissimilar to the business of the

Company or any of its Subsidiaries), independently or with others, and none of the Company, any Subsidiary, any other Shareholder, and each of their respective Affiliates shall have any right by virtue of this Agreement in or to any such investment or interest of the Enstar Shareholder, the Trident Shareholders, the Dowling Shareholder, any Enstar Director or any Trident Director and any of its or their respective Affiliates to any income or profits derived therefrom, and the pursuit of any such venture shall not be deemed wrongful or improper, and (B) shall not be obligated to present any investment opportunity to the Company or any Subsidiary even if such opportunity is of a character that, if presented to the Company or any Subsidiary, could be taken by the Company or such Subsidiary, and (ii) the parties hereby waive (and the Company shall cause the Subsidiaries to waive) to the fullest extent permitted by law any fiduciary or other duty of the Initial Shareholders, the Dowling Shareholder and the Enstar Directors and Trident Directors not expressly set forth in this Agreement, including fiduciary or other duties that may be related to or associated with self-dealing, corporate opportunities or otherwise, in each case so long as such Person acts in a manner consistent with this Agreement.

Section 4.03 Confidentiality.

(a) Each Shareholder shall and shall cause its Representatives to, keep confidential and not divulge any information (including all budgets, business plans and analyses) concerning the Company, including its assets, business, operations, financial condition or prospects (“Information”), and to use, and cause its Representatives to use, such Information only in connection with the operation of the Company; provided, that nothing herein shall prevent any Shareholder from disclosing such Information (i) upon the order of any court or administrative agency, (ii) upon the request or demand of any regulatory agency or authority having jurisdiction over such Shareholder, (iii) to the extent compelled by legal process or required or requested pursuant to subpoena, interrogatories or other discovery requests, (iv) to the extent necessary in connection with the exercise of any remedy hereunder, (v) to other Shareholders, (vi) to such Shareholder’s Representatives that in the reasonable judgment of such Shareholder need to know such Information or (vii) to any potential Permitted Transferee in connection with a proposed Transfer of Common Shares from such Shareholder as long as such transferee agrees to be bound by the provisions of this Section 4.03 as if a Shareholder, provided, further, that in the case of clause (i), (ii) or (iii), such Shareholder shall notify the other Shareholders of the proposed disclosure as far in advance of such disclosure as practicable and use reasonable efforts to ensure that any Information so disclosed is accorded confidential treatment, when and if available.

(b) The restrictions of Section 4.03(a) shall not apply to information that (i) is or becomes generally available to the public other than as a result of a disclosure by a Shareholder or any of its Representatives in violation of this Agreement; (ii) is or becomes available to a Shareholder or any of its Representatives on a non-confidential basis prior to its disclosure to the receiving Shareholder and any of its Representatives, (iii) is or has been independently developed or conceived by such Shareholder without use of the Company’s Information or (iv) becomes available to the receiving Shareholder or any of its Representatives on a non-confidential basis from a source other than the Company, any other Shareholder or any of their respective Representatives, provided, that such source is not known by the recipient of the information to be bound by a confidentiality agreement with the disclosing Shareholder or any of its Representatives. Furthermore, Section 4.03(a) shall not restrict the Enstar Shareholder and its Affiliates from disclosing any Information required to be disclosed under applicable securities laws or the rules of any stock exchange upon which their securities are traded.

Section 4.04 Registration Rights. Upon the request of any Initial Shareholder or the Dowling Shareholder in connection with a contemplated public offering of the equity of the Company or any of its Subsidiaries that is approved in accordance with Section 2.02(g), the Company shall enter into a registration rights agreement with the Initial Shareholders or the Dowling Shareholder containing customary provisions for a transaction of that type, including (a) in the case of an Initial Shareholder, demand registration rights and piggyback registration rights and (b) in the case of the Dowling Shareholder, including piggyback registration rights but excluding demand registration rights, in each case with ratable cutbacks, if necessary, regardless of the demanding party or piggyback party.

ARTICLE 5

INFORMATION RIGHTS

Section 5.01 Financial Statements and Reports. In addition to, and without limiting any rights that a Shareholder may have with respect to inspection of the books and records of the Company under Applicable Laws, the Company shall furnish to each Shareholder:

(a) Within 45 days after the end of each quarterly accounting period, an unaudited consolidated balance sheet as of the end of such quarterly accounting period and an unaudited related consolidated income statement, consolidated statement of shareholders’ equity and consolidated statement of cash flows for such quarterly accounting period including any footnotes thereto (if any) prepared in accordance with GAAP, consistently applied, together with comparable year-to-date figures;

(b) Within 90 days after the end of each Fiscal Year (or such longer period of time as is approved by the Board), an unaudited consolidated balance sheet as of the end of such Fiscal Year and the related consolidated income statement, consolidated statement of shareholders’ equity, and consolidated statement of cash flows including all footnotes thereto for such Fiscal Year prepared in accordance with GAAP, consistently applied; and

(c) Such other financial, accounting or other information relating to the Company and its Subsidiaries or their respective operations as any Initial Shareholder may reasonably request from time to time in form and substance reasonably acceptable to such requesting Shareholder.

Section 5.02 Inspection Rights.

(a) The Company shall, and shall cause its officers, Directors and employees to, (i) afford each Shareholder that, together with any Affiliates and/or Permitted Transferees, owns at least 5% of the Company’s outstanding Common Shares and the Representatives of each such Shareholder, during normal business hours and upon reasonable notice, reasonable access at all reasonable times to its officers, employees, auditors, properties, offices, plants and other facilities and to all books and records, and (ii) afford such Shareholder the opportunity to consult with its officers from time to time regarding the Company’s affairs, finances and accounts as each such Shareholder may reasonably request upon reasonable notice.

(b) The right set forth in Section 5.02(a) above shall not and is not intended to limit any rights which the Shareholders may have with respect to the books and records of the Company, or to inspect its properties or discuss its affairs, finances and accounts under the laws of the jurisdiction in which the Company is incorporated.

(c) In the event that the Trident Shareholder elects to exercise its rights under Section 5.02(a) it shall be entitled but not obliged to invite the Dowling Shareholder to participate with it for the purposes of such exercise of its rights.

ARTICLE 6

REPRESENTATIONS AND WARRANTIES

Section 6.01 Representations and Warranties. Each Shareholder, severally and not jointly, represents and warrants to the Company and each other Shareholder that:

(a) Such Shareholder (if an entity) is a corporation, company, partnership or limited liability company duly organized or formed, validly existing and in good standing under the laws of its jurisdiction of organization.

(b) Such Shareholder (if an entity) has full corporate, company or partnership power and authority to execute and deliver this Agreement, to perform its obligations hereunder and to consummate the transactions contemplated hereby. The execution and delivery of this Agreement, the performance of its obligations hereunder and the consummation of the transactions contemplated hereby have been duly authorized (if such Shareholder is an entity) by all requisite corporate or company action of such Shareholder. Such Shareholder has duly executed and delivered this Agreement.

(c) This Agreement constitutes the legal, valid and binding obligation of such Shareholder, enforceable against such Shareholder in accordance with its terms except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the enforcement of creditors’ rights generally and by general equitable principles (whether enforcement is sought by proceedings in equity or at law). The execution, delivery and performance of this Agreement and the consummation of the transactions contemplated hereby, require no action by or in respect of, or filing with, any Governmental Authority.

(d) The execution, delivery and performance by such Shareholder of this Agreement and the consummation of the transactions contemplated hereby do not (i) conflict with or result in any violation or breach of any provision of any of the organizational documents of such Shareholder (if an entity), (ii) conflict with or result in any violation or breach of any provision of any Applicable Law or (iii) require any consent or other action by any Person under any provision of any material agreement or other instrument to which the Shareholder is a party.

(e) Except for this Agreement, the Investors Agreement by and among the Initial Shareholders, dated as of July 8, 2013 (the “Investors Agreement”), the Commitment Letter of each Initial Shareholder to purchase Common Shares, each dated as of July 8, 2013 (the “Commitment Letters”), and the Share Purchase Agreement dated as of May 8th, 2014 by and among the Company, the Initial Shareholders and the Dowling Shareholder (the “Share Purchase Agreement”), such Shareholder has not entered into or agreed to be bound by any other agreements or arrangements of any kind with any other party with respect to the Common Shares, including agreements or arrangements with respect to the acquisition or disposition of the Common Shares or any interest therein or the voting of the Common Shares (whether or not such agreements and arrangements are with the Company or any other Person).

ARTICLE 7

TERM AND TERMINATION

Section 7.01 Termination. This Agreement shall terminate upon the earliest of:

(a) the consummation of an Initial Public Offering;

(b) the consummation of a merger or other business combination involving the Company whereby the Common Shares becomes a security that is listed or admitted to trading on the NASDAQ Stock Market, the New York Stock Exchange or another national securities exchange;

(c) the date on which no more than one Shareholder holds any Common Shares;

(d) the dissolution, liquidation or winding up of the Company; or

(e) upon the unanimous agreement of the Shareholders.

Section 7.02 Effect of Termination.

(a) The termination of this Agreement shall terminate all further rights and obligations of the Shareholders under this Agreement except that such termination shall not effect:

(i) the existence of the Company;

(ii) the obligation of any Party to pay any amounts arising on or prior to the date of termination, or as a result of or in connection with such termination;

(iii) the rights which any Shareholder may have by operation of law as a shareholder of the Company; or

(iv) the rights contained herein which by their terms are intended to survive termination of this Agreement.

(b) The following provisions shall survive the termination of this Agreement: this Section 7.02 and Section 4.03, Section 8.03, Section 8.11, Section 8.12 and Section 8.13.

ARTICLE 8

MISCELLANEOUS

Section 8.01 Expenses. Except as otherwise expressly provided herein or in the Investors Agreement, all costs and expenses, including fees and disbursements of counsel, financial advisors and accountants, incurred in connection with this Agreement and the transactions contemplated hereby shall be paid by the party incurring such costs and expenses.

Section 8.02 Release of Liability. In the event any Shareholder shall Transfer all of the Common Shares held by such Shareholder in compliance with the provisions of this Agreement without retaining any interest therein, then such Shareholder shall cease to be a party to this Agreement and shall be relieved and have no further liability arising hereunder for events occurring from and after the date of such Transfer.

Section 8.03 Notices. All notices, requests, consents, claims, demands, waivers and other communications hereunder shall be in writing and shall be deemed to have been given (a) when delivered by hand (with written confirmation of receipt), (b) when received by the addressee if sent by an internationally recognized overnight courier (receipt requested), (c) on the date sent by facsimile or email of a PDF document (with confirmation of transmission) if sent during normal business hours of the recipient, and on the next Business Day if sent after normal business hours of the recipient or (d) on the third day after the date mailed, by certified or registered mail, return receipt requested, postage prepaid. Such communications must be sent to the respective parties at the following addresses (or at such other address for a party as shall be specified in a notice given in accordance with this Section 8.03):

If to the Company:

c/o Enstar Group Limited

PO Box 2267

Windsor Place, 3rd Floor, 22 Queen Street

Hamilton HM JX Bermuda

Facsimile: (441) 296-7319

Email: richard.harris@enstargroup.bm

Attention: Richard J. Harris, Chief Financial Officer

If to the Enstar Shareholder:

c/o Enstar Group Limited

PO Box 2267

Windsor Place, 3rd Floor, 22 Queen Street

Hamilton HM JX Bermuda

Facsimile: (441) 296-7319

Email: richard.harris@enstargroup.bm

Attention: Richard J. Harris, Chief Financial Officer

with a copy to (which shall not constitute notice):	Drinker Biddle & Reath LLP One Logan Square, Suite 2000 Philadelphia, PA 19103 Facsimile: (215) 988-2757 Email: robert.juelke@dbr.com Attention: Robert C. Juelke

If to the Trident Shareholders:	c/o Stone Point Capital LLC 20 Horseneck Lane Greenwich, CT 06830 Facsimile: (203) 862-2929 Email: slevey@stonepoint.com Attention: Stephen Levey

with a copy to (which shall not constitute notice):	c/o Stone Point Capital LLC 20 Horseneck Lane Greenwich, CT 06830 Facsimile: (203) 625-8357 Email: contracts@stonepoint.com Attention: General Counsel

If to the Dowling Shareholder:	c/o Dowling Capital Partners 190 Farmington Avenue Farmington, CT 06032 Facsimile: 888-502-8715 Email: justin@dowlingcapitalpartners.com Attention: Justin Faust

Section 8.04 Interpretation. For purposes of this Agreement, (a) the words “include,” “includes” and “including” shall be deemed to be followed by the words “without limitation;” (b) the word “or” is not exclusive; and (c) the words “herein,” “hereof,” “hereby,” “hereto” and “hereunder” refer to this Agreement as a whole. The definitions given for any defined terms in this Agreement shall apply equally to both the singular and plural forms of the terms defined. Whenever the context may require, any pronoun shall include the corresponding masculine, feminine and neuter forms. Unless the context otherwise requires, references herein: (x) to Articles, Sections, and Exhibits mean the Articles and Sections of, and Exhibits attached to, this Agreement; (y) to an agreement, instrument or other document means such agreement, instrument or other document as amended, supplemented and modified from time to time to the extent permitted by the provisions thereof and (z) to a statute means such statute as amended from time to time and includes any successor legislation thereto and any regulations promulgated thereunder. This Agreement shall be construed without regard to any presumption or rule requiring construction or interpretation against the party drafting an instrument or causing any instrument to be drafted. The Exhibits referred to herein shall be construed with, and as an integral part of, this Agreement to the same extent as if they were set forth verbatim herein.

Section 8.05 Headings. The headings in this Agreement are for reference only and shall not affect the interpretation of this Agreement.

Section 8.06 Severability. If any term or provision of this Agreement is invalid, illegal or unenforceable in any jurisdiction, such invalidity, illegality or unenforceability shall not affect any other term or provision of this Agreement or invalidate or render unenforceable such term or provision in any other jurisdiction. Upon such determination that any term or other provision is invalid, illegal or unenforceable, the parties hereto shall negotiate in good faith to modify this Agreement so as to effect the original intent of the parties as closely as possible in a mutually acceptable manner in order that the transactions contemplated hereby be consummated as originally contemplated to the greatest extent possible.

Section 8.07 Entire Agreement. This Agreement, the Organizational Documents, the Investors Agreement, the Commitment Letters and the Share Purchase Agreement constitute the sole and entire agreement of the parties with respect to the subject matter contained herein and therein, and supersede all prior and contemporaneous understandings and agreements, both written and oral, with respect to such subject matter. In the event of any inconsistency or conflict between this Agreement and any Organizational Document, the Shareholders and the Company shall, to the extent permitted by Applicable Law, amend such Organizational Document to comply with the terms of this Agreement.

Section 8.08 Successors and Assigns. This Agreement shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors and permitted assigns.

Section 8.09 No Third-Party Beneficiaries. This Agreement is for the sole benefit of the parties hereto and their permitted assigns and nothing herein, express or implied, is intended to or shall confer upon any other Person or entity any legal or equitable right, benefit or remedy of any nature whatsoever under or by reason of this Agreement.

Section 8.10 Amendment and Modification; Waiver. This Agreement may only be amended, modified or supplemented by an agreement in writing signed by each Initial Shareholder; provided, that any amendment that would materially and adversely affect the rights or duties of a Shareholder shall require the consent of such Shareholder. No waiver by any party of any of the provisions hereof shall be effective unless explicitly set forth in writing and signed by the party so waiving. No waiver by any party shall operate or be construed as a waiver in respect of any failure, breach or default not expressly identified by such written waiver, whether of a similar or different character, and whether occurring before or after that waiver. No failure to exercise, or delay in exercising, any right, remedy, power or privilege arising from this Agreement shall operate or be construed as a waiver thereof; nor shall any single or partial exercise of any right, remedy, power or privilege hereunder preclude any other or further exercise thereof or the exercise of any other right, remedy, power or privilege.

Section 8.11 Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of New York without giving effect to any choice or conflict of law provision or rule (whether of New York or any other jurisdiction) that would cause the application of the laws of any jurisdiction other than those of New York.

Section 8.12 Submission to Jurisdiction; Waiver of Jury Trial.

(a) ANY LEGAL SUIT, ACTION OR PROCEEDING ARISING OUT OF OR BASED UPON THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY MAY BE INSTITUTED IN THE FEDERAL COURTS OF THE UNITED STATES OF AMERICA OR THE COURTS OF THE STATE OF NEW YORK IN EACH CASE LOCATED IN THE CITY OF NEW YORK AND COUNTY OF NEW YORK, AND EACH PARTY IRREVOCABLY SUBMITS TO THE EXCLUSIVE JURISDICTION OF SUCH COURTS IN ANY SUCH SUIT, ACTION OR PROCEEDING. SERVICE OF PROCESS, SUMMONS, NOTICE OR OTHER DOCUMENT BY MAIL TO SUCH PARTY’S ADDRESS SET FORTH HEREIN SHALL BE EFFECTIVE SERVICE OF PROCESS FOR ANY SUIT, ACTION OR OTHER PROCEEDING BROUGHT IN ANY SUCH COURT. THE PARTIES IRREVOCABLY AND UNCONDITIONALLY WAIVE ANY OBJECTION TO THE LAYING OF VENUE OF ANY SUIT, ACTION OR ANY PROCEEDING IN SUCH COURTS AND IRREVOCABLY WAIVE AND AGREE NOT TO PLEAD OR CLAIM IN ANY SUCH COURT THAT ANY SUCH SUIT, ACTION OR PROCEEDING BROUGHT IN ANY SUCH COURT HAS BEEN BROUGHT IN AN INCONVENIENT FORUM.

(b) EACH PARTY ACKNOWLEDGES AND AGREES THAT ANY CONTROVERSY WHICH MAY ARISE UNDER THIS AGREEMENT IS LIKELY TO INVOLVE COMPLICATED AND DIFFICULT ISSUES AND, THEREFORE, EACH SUCH PARTY IRREVOCABLY AND UNCONDITIONALLY WAIVES ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LEGAL ACTION ARISING OUT OF OR RELATING TO THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY. EACH PARTY TO THIS AGREEMENT CERTIFIES AND ACKNOWLEDGES THAT (I) NO REPRESENTATIVE OF ANY OTHER PARTY HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTY WOULD NOT SEEK TO ENFORCE THE FOREGOING WAIVER IN THE EVENT OF A LEGAL ACTION, (II) SUCH PARTY HAS CONSIDERED THE IMPLICATIONS OF THIS WAIVER, (III) SUCH PARTY MAKES THIS WAIVER VOLUNTARILY, AND (IV) SUCH PARTY HAS BEEN INDUCED TO ENTER INTO THIS AGREEMENT BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION 8.12(b).

Section 8.13 Equitable Remedies. Each party hereto acknowledges that the other parties hereto would be irreparably damaged in the event of a breach or threatened breach by such party of any of its obligations under this Agreement and hereby agrees that in the event of a breach or a threatened breach by such party of any such obligations, each of the other parties hereto shall, in addition to any and all other rights and remedies that may be available to them in respect of such breach, be entitled to an injunction from a court of competent jurisdiction (without any requirement to post bond) granting such parties specific performance by such party of its obligations under this Agreement.

Section 8.14 Counterparts. This Agreement may be executed in counterparts, each of which shall be deemed an original, but all of which together shall be deemed to be one and the same agreement. A signed copy of this Agreement delivered by facsimile, email or other means of electronic transmission shall be deemed to have the same legal effect as delivery of an original signed copy of this Agreement.

[SIGNATURE PAGE FOLLOWS]

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed as of the date first written above by their respective officers thereunto duly authorized.

Bayshore Holdings Limited

By:	/s/ Richard Harris
Name:	Richard Harris
Title:	Director

Kenmare Holdings Ltd

By:	/s/ Richard Harris
Name:	Richard Harris
Title:	Director

Enstar Group Limited (solely for purposes of Section 3.05)

By:	/s/ Richard Harris
Name:	Richard Harris
Title:	CFO

Trident V, L.P.

By: Stone Point Capital LLC, its manager

By:	/s/ Stephen A. Levey
Name:	Stephen A. Levey
Title:	Principal and Counsel

Trident V Parallel Fund, L.P.

By: Stone Point Capital LLC, its manager

By:	/s/ Stephen A. Levey
Name:	Stephen A. Levey
Title:	Principal and Counsel

Trident V Professionals Fund, L.P.

By: Stone Point Capital LLC, its manager

By:	/s/ Stephen A. Levey
Name:	Stephen A. Levey
Title:	Principal and Counsel

Dowling Capital Partners I, L.P.

By: Dowling Capital I, LLC, its general partner

By: Dowling Capital SLP I, LLC, its sole member

By:	/s/ David K. Zwiener
Name:	David K. Zwiener
Title:	Managing Director

EXHIBIT A

Joinder Agreement

Reference is hereby made to the Amended and Restated Shareholders’ Agreement, dated as May 8th, 2014 (as amended from time to time, the “Shareholders’ Agreement”), by and among Kenmare Holdings Ltd, Trident V, L.P., Trident V Parallel Fund, L.P. and Trident V Professionals Fund, L.P., Dowling Capital Partners I, L.P., Bayshore Holdings Limited, a Bermuda exempted company (the “Company”), and, solely for purposes of Section 3.05 thereof, Enstar Group Limited. Pursuant to and in accordance with Section 3.01(d) of the Shareholders’ Agreement, the undersigned hereby agrees that upon the execution of this Joinder Agreement, it shall become a party to the Shareholders’ Agreement and shall be fully bound by, and subject to, all of the covenants, terms and conditions of the Shareholders’ Agreement as though an original party thereto and shall be deemed to be a Shareholder of the Company for all purposes thereof.

Capitalized terms used herein without definition shall have the meanings ascribed thereto in the Shareholders’ Agreement.

IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of [DATE].

Bayshore Holdings Limited

By:
Name:
Title:

[Transferee Shareholder]

By:
Name:
Title:

EXHIBIT C

Northshore Shareholders’ Agreement

AMENDED AND RESTATED

SHAREHOLDERS’ AGREEMENT

between

NORTHSHORE HOLDINGS LIMITED

and

THE SHAREHOLDERS NAMED HEREIN

dated as of

5 March, 2015

i

AMENDED AND RESTATED

SHAREHOLDERS’ AGREEMENT

This Amended and Restated Shareholders’ Agreement (this “Agreement”), dated as of March 5, 2015, is entered into among Northshore Holdings Limited, a Bermuda exempted company (the “Company”), Kenmare Holdings Ltd (the “Enstar Shareholder”), Trident V, L.P., Trident V Parallel Fund, L.P. and Trident V Professionals Fund, L.P. (each, a “Trident Shareholder” and, collectively, the “Trident Shareholders” and, together with the Enstar Shareholder, the “Initial Shareholders”), Dowling Capital Partners I, L.P. (the “Dowling Shareholder”), Atrium Nominees Limited (the “Atrium Nominee”), each other Person who after the date hereof acquires Common Shares of the Company and becomes a party to this Agreement by executing a Joinder Agreement (such Persons, collectively with the Initial Shareholders, the Dowling Shareholder and the Atrium Nominee, the “Shareholders”) and, solely for purposes of Section 3.05 hereof, Enstar Group Limited (“Enstar”).

RECITALS

WHEREAS, Atrium has adopted the Plans, under which certain employees of the Atrium Group may become entitled (subject to the rules of the Plans) to receive or acquire a beneficial interest in Common Shares from time to time; and

WHEREAS, the Initial Shareholders, the Dowling Shareholder and the other parties hereto deem it in their best interests and in the best interests of the Company to amend and restate the Shareholders’ Agreement originally entered into on September 6, 2013, and amended and restated by and among the Company, the Initial Shareholders, the Dowling Shareholder and Enstar on May 8, 2014, to set forth in this Agreement their respective rights and obligations in connection with their shareholdings in the Company given the adoption of the Plans.

NOW, THEREFORE, in consideration of the mutual covenants and agreements hereinafter set forth and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

ARTICLE I

DEFINITIONS

Capitalized terms used herein and not otherwise defined shall have the meanings set forth in this Article I:

“Affiliate” means with respect to any Person, any other Person who, directly or indirectly (including through one or more intermediaries), controls, is controlled by, or is under common control with, such Person. For purposes of this definition, “control,” when used with respect to any specified Person, shall mean the power, direct or indirect, to direct or cause the direction of the management and policies of such Person, whether through ownership of voting securities or partnership or other ownership interests, by contract or otherwise; and the terms “controlling” and “controlled” shall have correlative meanings.

“Agreement” has the meaning set forth in the preamble.

“Applicable Law” means all applicable provisions of (a) constitutions, treaties, statutes, laws (including the common law), rules, regulations, decrees, ordinances, codes, proclamations, declarations or orders of any Governmental Authority, (b) any consents or approvals of any Governmental Authority and (c) any orders, decisions, advisory or interpretative opinions, injunctions, judgments, awards, decrees of, or agreements with, any Governmental Authority.

“Arden Re” means Arden Reinsurance Company Limited.

1

“Atrium” means Atrium Underwriting Group Limited (a company incorporated in England and Wales under registered number 02860390 and whose registered office is at Room 790, Lime Street, London EC3M 7DQ).

“Atrium Group” means Atrium and any Subsidiary of Atrium from time to time and references to “Atrium Group Company” and “member of the Atrium Group” shall be construed accordingly.

“Atrium Nominee” has the meaning set forth in the preamble.

“Atrium Nominee Tag Notice” has the meaning set forth in Section 3.04(c).

“Beneficial Owner” means any current or former employee or officer of a member of the Atrium Group (or their successor) who acquires any beneficial interest in Common Shares (or other shares of the Company which are issued pursuant to a scheme approved by the Board for the return of income or capital to shareholders) or who may become entitled to acquire a beneficial interest in Common Shares (or other shares of the Company which are issued pursuant to a scheme approved by the Board for the return of income or capital to shareholders) as a result of the operation of a Plan.

“Board” has the meaning set forth in Section 2.01(a).

“Business Day” means a day other than a Saturday, Sunday or other day on which commercial banks in Bermuda are authorized or required to close.

“Bye-laws” means the bye-laws of the Company, as amended, modified, supplemented or restated from time to time in accordance with the terms of this Agreement.

“Call Right” has the meaning set forth in Section 3.05(a).

“Change of Control” means any transaction or series of related transactions (as a result of a tender offer, merger, consolidation or otherwise) that results in, or that is in connection with, (a) any Third Party Purchaser or “group” (within the meaning of Section 13(d)(3) of the Exchange Act) of Third Party Purchasers acquiring beneficial ownership, directly or indirectly, of all or substantially all of the then issued and outstanding Common Shares or (b) the sale, lease, exchange, conveyance, transfer or other disposition (for cash, shares of stock, securities or other consideration) of all or substantially all of the property and assets of the Company and its Subsidiaries, on a consolidated basis, to any Third Party Purchaser or “group” (within the meaning of Section 13(d)(3) of the Exchange Act) of Third Party Purchasers (including any liquidation, dissolution or winding up of the affairs of the Company, or any other distribution made, in connection therewith).

“Commitment Letters” has the meaning set forth in Section 7.01(e).

“Common Shares” means the common shares, par value $1.00 per share, of the Company and any securities issued in respect thereof, or in substitution therefor, in connection with any stock split, dividend or combination, or any reclassification, recapitalization, merger, consolidation, exchange or similar reorganization.

“Company” has the meaning set forth in the preamble.

“Committee” means the Atrium Remuneration and Nomination Committee from time to time.

“Director” has the meaning set forth in Section 2.01(a).

“Dowling Shareholder” has the meaning set forth in the preamble and shall also include any Permitted Transferees of the Dowling Shareholder that become Shareholders pursuant to the terms of this Agreement.

“Drag-along Notice” has the meaning set forth in Section 3.03(b).

“Drag-along Sale” has the meaning set forth in Section 3.03(a).

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“Drag-along Shareholder” has the meaning set forth in Section 3.03(a).

“Enstar” has the meaning set forth in the preamble.

“Enstar Director” has the meaning set forth in Section 2.01(a).

“Enstar Shareholder” has the meaning set forth in the preamble and shall also include any Permitted Transferees of the Enstar Shareholder that become Shareholders pursuant to the terms of this Agreement.

“Exchange Act” means the United States Securities Exchange Act of 1934, as amended, or any successor federal statute, and the rules and regulations thereunder, which shall be in effect at the time.

“Excluded Securities” means any Common Shares or other equity securities issued in connection with (a) a grant to any existing or prospective consultants, employees, officers or Directors pursuant to any stock option, employee stock purchase or similar equity-based plans or other compensation agreement, including, but not limited to, the Plans; (b) the exercise or conversion of options to purchase Common Shares, or Common Shares issued to any existing or prospective consultants, employees, officers or Directors pursuant to any stock option, employee stock purchase or similar equity-based plans or any other compensation agreement, including, but not limited to, the Plans; (c) a scheme approved by the Board for the return of income or capital to Shareholders; (d) any acquisition by the Company of the stock, assets, properties or business of any Person; (e) any merger, consolidation or other business combination involving the Company; (f) the commencement of any Initial Public Offering or any transaction or series of related transactions involving a Change of Control; (g) a stock split, stock dividend or any similar recapitalization; or (h) any issuance of Financing Equity.

“Exercise Period” has the meaning set forth in Section 4.01(c).

“Exercising Shareholder” has the meaning set forth in Section 4.01(d).

“Extended ROFO Notice Period” has the meaning set forth in Section 3.02(d).

“Fair Market Value” has the meaning set forth in Section 3.05(c).

“Financing Equity” means any Common Shares, warrants or other similar rights to purchase Common Shares issued to lenders or other institutional investors (excluding the Shareholders) in any arm’s length transaction providing debt financing to the Company.

“Fiscal Year” means for financial accounting purposes, January 1 to December 31.

“GAAP” means United States generally accepted accounting principles in effect from time to time.

“Government Approval” means any authorization, consent, approval, waiver, exception, variance, order, exemption, publication, filing, declaration, concession, grant, franchise, agreement, permission, permit, or license of, from or with any Governmental Authority, the giving notice to, or registration with, any Governmental Authority or any other action in respect of any Governmental Authority.

“Governmental Authority” means any federal, state, local or foreign government or political subdivision thereof, or any agency or instrumentality of such government or political subdivision, or any self-regulated organization or other non-governmental regulatory authority or quasi-governmental authority (to the extent that the rules, regulations or orders of such organization or authority have the force of Law), or any arbitrator, court or tribunal of competent jurisdiction.

“Independent Appraiser” has the meaning set forth in Section 3.05(c)(i).

“Information” has the meaning set forth in Section 4.03(b).

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“Initial Public Offering” means any offering of Common Shares of the Company, or shares or other equity interests of any Material Subsidiary, pursuant to a registration statement filed in accordance with the Securities Act.

“Initial Shareholders” has the meaning set forth in the preamble and shall also include any Permitted Transferees of the Enstar Shareholder and the Trident Shareholders that become Shareholders, but shall not include the Dowling Shareholder or the Atrium Nominee.

“Investors Agreement” has the meaning set forth in Section 7.01(e).

“Issuance Notice” has the meaning set forth in Section 4.01(b).

“Joinder Agreement” means the joinder agreement in form and substance of Exhibit A attached hereto.

“Leaver Sale” has the meaning set forth in Section 5.01.

“Leaver Sale Provisions” means the mechanism for the sale of any Common Shares (or other shares of the Company which are issued pursuant to a scheme approved by the Board for the return of income or capital to shareholders) held by the Atrium Nominee (as Nominee) on behalf of a relevant Beneficial Owner who becomes a Leaver as set out in the Nominee Agreement applicable to such Beneficial Owner.

“Lien” means any lien, claim, charge, mortgage, pledge, security interest, option, preferential arrangement, right of first offer, encumbrance or other restriction or limitation of any nature whatsoever.

“Lock-up Period” has the meaning set forth in Section 3.01(a).

“Material Subsidiary” means Arden Re, Atrium and any other material direct or indirect Subsidiary of the Company.

“Memorandum of Association” means the memorandum of association of the Company, as filed on August 14, 2009 with the Registrar of Companies of Bermuda and as amended, modified, supplemented or restated from time to time in accordance with the terms of this Agreement.

“New Securities” has the meaning set forth in Section 4.01(a).

“Non-exercising Shareholder” has the meaning set forth in Section 4.01(d).

“Nominee” means the Atrium Nominee acting in its capacity as nominee on behalf of a Beneficial Owner (or such other nominee jointly selected by the Committee and the Board).

“Nominee Agreements” means the individual nominee agreements between the Atrium Nominee (as Nominee), the Company, Atrium and each Beneficial Owner in relation to the Plans and any Common Shares (or other shares of the Company which are issued pursuant to a scheme approved by the Board for the return of income or capital to shareholders) held by the Atrium Nominee (as Nominee) on behalf of such Beneficial Owner and “Nominee Agreement” means any one of them with respect to an applicable Beneficial Owner.

“Offered Shares” has the meaning set forth in Section 3.02(a).

“Offering Shareholder” has the meaning set forth in Section 3.02(a).

“Offering Shareholder Notice” has the meaning set forth in Section 3.02(b).

“Organizational Documents” means the Bye-laws and the Memorandum of Association.

“Over-allotment Exercise Period” has the meaning set forth in Section 4.01(d).

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“Over-allotment New Securities” has the meaning set forth in Section 4.01(d).

“Over-allotment Notice” has the meaning set forth in Section 4.01(d).

“Participation Notice” has the meaning set forth in Section 3.05(b).

“Permitted Transferee” means (i) with respect to any Shareholder (other than the Atrium Nominee), any Affiliate of such Shareholder, and (ii) with respect to the Atrium Nominee (in its capacity as Nominee), any replacement or successor nominee of the Beneficial Owners from time to time approved in writing by the Board and the Committee.

“Person” means an individual, corporation, company, partnership, joint venture, limited liability company, Governmental Authority, unincorporated organization, trust, association or other entity.

“Plans” means the Rollover Long Term Incentive Plan, the Annual Long Term Incentive Plan and the Rollover Matching Share Plan adopted by the Committee and the Company with effect from April 17, 2014 and the Annual Matching Share Plan which is currently anticipated to be adopted by the Committee and the Company in March 2015.

“Pre-emptive Pro Rata Portion” has the meaning set forth in Section 4.01(c).

“Pre-emptive Shareholder” has the meaning set forth in Section 4.01(a).

“Proposed Transferee” has the meaning set forth in Section 3.04(a).

“Purchasing Shareholder” has the meaning set forth in Section 3.02(d).

“Put Notice” has the meaning set forth in Section 3.05(b).

“Put Notice Period” has the meaning set forth in Section 3.05(b).

“Put Right” has the meaning set forth in Section 3.05(b).

“Related Party Agreement” means any agreement, arrangement or understanding between (a) (i) the Company and (ii) any Shareholder or any Affiliate of a Shareholder or any Director, officer or employee of the Company, as such agreement may be amended, modified, supplemented or restated in accordance with the terms of this Agreement, and (b) (i) Arden Re, Atrium or any other direct or indirect Subsidiary of the Company and (ii) the Company, any Shareholder or any Affiliate of Arden Re, Atrium, the Company, a Shareholder or any Director, officer or employee of Arden Re, Atrium or any direct or indirect Subsidiary of the Company, as such agreement may be amended, modified, supplemented or restated in accordance with the terms of this Agreement.

“Relevant Shareholder(s)” has the meaning set forth in Section 3.05(c).

“Representative” means, with respect to any Person, any and all directors, officers, employees, consultants, financial advisors, counsel, accountants and other agents of such Person and its Affiliates (provided, that portfolio companies of the Trident Shareholders shall not be Representatives).

“ROFO Notice” has the meaning set forth in Section 3.02(d).

“ROFO Notice Period” has the meaning set forth in Section 3.02(b).

“Sale Notice” has the meaning set forth in Section 3.04(b).

“Securities Act” means the United States Securities Act of 1933, as amended, or any successor federal statute, and the rules and regulations thereunder, which shall be in effect at the time.

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“Selling Shareholder” has the meaning set forth in Section 3.04(a).

“Share Purchase Agreement” has the meaning set forth in Section 7.01(e).

“Shareholders” has the meaning set forth in the preamble.

“Subsidiary” means with respect to any Person, any other Person of which a majority of the outstanding shares or other equity interests having the power to vote for directors or comparable managers are owned, directly or indirectly, by the first Person.

“Tag-along Notice” has the meaning set forth in Section 3.04(c).

“Tag-along Period” has the meaning set forth in Section 3.04(c).

“Tag-along Sale” has the meaning set forth in Section 3.04(a).

“Tag-along Shareholder” has the meaning set forth in Section 3.04(a).

“Third Party Purchaser” means any Person who, immediately prior to the contemplated transaction, (a) does not directly or indirectly own or have the right to acquire any outstanding Common Shares or (b) is not a Permitted Transferee of any Person who directly or indirectly owns or has the right to acquire any Common Shares.

“Transfer” means to, directly or indirectly, sell, transfer, assign, pledge, encumber, hypothecate or similarly dispose of, either voluntarily or involuntarily, or to enter into any contract, option or other arrangement or understanding with respect to the sale, transfer, assignment, pledge, encumbrance, hypothecation or similar disposition of, any Common Shares owned by a Person or any interest (including a beneficial interest) in any Common Shares owned by a Person.

“Trident Director” has the meaning set forth in Section 2.01(a).

“Trident Shareholder” has the meaning set forth in the preamble and shall also include any Permitted Transferees of the Trident Shareholder that become Shareholders pursuant to the terms of this Agreement.

“Waived ROFO Transfer Period” has the meaning set forth in Section 3.02(f).

ARTICLE II

MANAGEMENT AND OPERATION OF THE COMPANY

Section 2.01 Board of Directors.

(a) The Shareholders agree that the business and affairs of the Company shall be managed through a board of directors (the “Board”) consisting of five members (each, a “Director”). The Directors shall be elected to the Board in accordance with the following procedures:

(i) The Enstar Shareholder shall have the right to designate three Directors, who shall initially be Paul O’Shea, Nick Packer and Richard Harris (the “Enstar Directors”); and

(ii) The Trident Shareholders shall have the right to designate two Directors, who shall initially be Darran A. Baird and James D. Carey (the “Trident Directors”).

Notwithstanding the foregoing, the Enstar Director(s) present at any meeting of the Board or committee thereof shall collectively exercise voting power equal to the Enstar Shareholder’s percentage ownership of the Company divided by the aggregate percentage ownership of the Company held by the Enstar Shareholder and the Trident Shareholders, and the

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Trident Director(s) present at any meeting of the Board or committee thereof shall collectively exercise voting power equal to the Trident Shareholders’ percentage ownership of the Company divided by the aggregate percentage ownership of the Company held by the Enstar Shareholder and the Trident Shareholders.

(b) Each Shareholder shall vote all Common Shares over which such Shareholder has voting control and shall take all other necessary or desirable actions within such Shareholder’s control (including in its capacity as shareholder, director, member of a board committee or officer of the Company or otherwise, and whether at a regular or special meeting of the Shareholders or by written consent in lieu of a meeting) to elect to the Board any individual designated by an Initial Shareholder pursuant to Section 2.01(a).

(c) Each Initial Shareholder shall have the right at any time to remove (with or without cause) any Director designated by such Initial Shareholder for election to the Board and each other Shareholder shall vote all Common Shares over which such Shareholder has voting control and shall take all other necessary or desirable actions within such Shareholder’s control (including in its capacity as shareholder, director, member of a board committee or officer of the Company or otherwise, and whether at a regular or special meeting of the Shareholders or by written consent in lieu of a meeting) to remove from the Board any individual designated by such Initial Shareholder that such Initial Shareholder desires to remove pursuant to this Section 2.01(c). Except as provided in the preceding sentence, unless an Initial Shareholder shall otherwise consent in writing, no other Shareholder shall take any action to cause the removal of any Director(s) designated by an Initial Shareholder.

(d) In the event a vacancy is created on the Board at any time and for any reason (whether as a result of death, disability, retirement, resignation or removal pursuant to Section 2.01(c)), the Initial Shareholder who designated such individual shall have the right to designate a different individual to replace such Director and each other Shareholder shall vote all Common Shares over which such Shareholder has voting control and shall take all other necessary or desirable actions within such Shareholder’s control (including in its capacity as shareholder, director, member of a board committee or officer of the Company or otherwise, and whether at a regular or special meeting of the Shareholders or by written consent in lieu of a meeting) to elect to the Board any individual designated by such Initial Shareholder.

(e) The Board shall have the right to establish any committee of Directors as the Board shall deem appropriate from time to time. Subject to this Agreement, the Organizational Documents and Applicable Law, committees of the Board shall have the rights, powers and privileges granted to such committee by the Board from time to time. Any delegation of authority to a committee of Directors to take any action must be approved in the same manner as would be required for the Board to approve such action directly. Any committee of Directors shall be composed of the same proportion of Enstar Directors and Trident Directors as the Initial Shareholders shall then be entitled to appoint to the Board pursuant to this Section 2.01.

(f) The presence of a majority of Directors then in office shall constitute a quorum; provided, that at least one Trident Director is present at such meeting. If a quorum is not achieved at any duly called meeting, such meeting may be postponed to a time no earlier than 48 hours after written notice of such postponement has been given to the Directors. If no Trident Director is present for three consecutive meetings, then the presence, in person or by proxy, of Directors designated by Shareholders holding at least 51% of the Common Shares shall constitute a quorum for the next meeting.

Section 2.02 Voting Arrangements. In addition to any vote or consent of the Board or the Shareholders of the Company required by Applicable Law, without the consent of the Trident Shareholders the Company shall not take any action or enter into any commitment to take any action to (and shall cause its Material Subsidiaries to not take any action or enter into any commitment to take any action to):

(a) amend, modify or waive the Organizational Documents or the charter, bye-laws or other organizational documents of any Material Subsidiary;

(b) make any material changes in the tax or accounting methods or policies or the tax elections of the Company or any Material Subsidiary (other than as required by Applicable Law or GAAP) that would have a materially adverse impact on the Trident Shareholders;

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(c) enter into, amend in any material respect, waive or terminate any Related Party Agreement other than (i) the entry into a Related Party Agreement that is on an arm’s length basis and on terms no less favorable to the Company or the applicable Material Subsidiary than those that could be obtained from an unaffiliated third party and (ii) any reinsurance or other risk transfer arrangement with any Affiliate of the Enstar Shareholder in which all or substantially all of the underlying insurance risk is borne by the Affiliate of the Enstar Shareholder, provided, however, that any such reinsurance or other risk transfer transaction provides the Company a market rate fronting fee;

(d) enter into or effect any material transaction or series of related transactions outside of the ordinary course of business involving the purchase, lease, license, exchange or other acquisition (including by merger, consolidation, acquisition of stock or acquisition of assets) by the Company or any Material Subsidiary of any assets and/or equity interests of any Person that are material in amount to the Company and its Subsidiaries taken as a whole, other than the acquisition by the Company of Arden Re and Atrium;

(e) except for a Change of Control effected in accordance with Section 3.03 which will not require the consent of the Trident Shareholders, enter into or effect any material transaction or series of related transactions outside of the ordinary course of business involving the sale, lease, license, exchange or other disposition (including by merger, consolidation, sale of stock or sale of assets) by the Company or any Material Subsidiary of any stock or assets that are material in amount to the Company and its Subsidiaries taken as a whole;

(f) except as permitted under the Plans, grant or authorize the grant of Common Shares or other equity securities of the Company or any Subsidiary of the Company in an amount greater than 10% of the value of the then-outstanding Common Shares to any existing or prospective officers, directors, employees or consultants of the Company or any Subsidiary of the Company pursuant to any stock option, employee stock purchase or similar equity-based plans or other compensation agreements;

(g) initiate or consummate an Initial Public Offering or make a public offering and sale of Common Shares or any other securities; or

(h) dissolve, wind-up or liquidate the Company or any Material Subsidiary or initiate a bankruptcy proceeding involving the Company or any Material Subsidiary.

For purposes of this Section 2.02, the “ordinary course of business” of the Company and its Subsidiaries shall include the acquisition of insurance and reinsurance companies in run-off and portfolios of insurance and reinsurance business in run-off.

Section 2.03 Consultation on CEO Matters. The Company shall consult with, but need not obtain the consent of, the Trident Shareholders prior to taking any action or entering into any commitment to take any action to appoint or remove (with or without cause) the Company’s or any Material Subsidiary’s chief executive officer or enter into or amend any material term of any employment agreement or arrangement with the Company’s or any Material Subsidiary’s chief executive officer.

Section 2.04 Atrium Underwriting Group Limited. The Trident Shareholders shall have the right to designate one member of the board of directors of Atrium Underwriting Group Limited. The Initial Shareholders shall, and shall cause their Director designees to, take all such actions as may be necessary or desirable to give effect to this provision.

ARTICLE III

TRANSFER OF INTERESTS

Section 3.01 General Restrictions on Transfer.

(a) Except as permitted pursuant to Section 3.01(c), each Shareholder (other than the Atrium Nominee) agrees that such Shareholder will not, directly or indirectly, voluntarily or involuntarily Transfer any of its Common Shares prior to September 6, 2018 (the “Lock-up Period”).

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(b) Except as otherwise permitted or required pursuant to the terms of this Agreement or the Leaver Sale Provisions, the Atrium Nominee agrees that it will not, directly or indirectly, voluntary or involuntarily Transfer any Common Shares prior to a Change of Control or an Initial Public Offering (including, any Common Shares held by the Atrium Nominee on behalf of a Beneficial Owner).

(c) The provisions of Section 3.01(a), Section 3.01(b), Section 3.02, Section 3.03 and Section 3.04 shall not apply to any of the following Transfers by any Shareholder of any of its Common Shares (i) to a Permitted Transferee, (ii) pursuant to a merger, consolidation or other business combination of the Company with a Third Party Purchaser that has been approved in compliance with Section 2.02(e) (iii) pursuant to a scheme approved by the Board for the return of income or capital to Shareholders or (iv) which is otherwise approved in writing by Shareholders holding not less than two-thirds of the issued and outstanding Common Shares of the Company immediately prior to the Transfer.

(d) In addition to any legends required by Applicable Law:

(i) each certificate (if any) representing the Common Shares of the Company shall bear a legend substantially in the following form (and if the Common Shares are not certificated, the Company’s ledger shall include a notation substantially in the following form omitting the reference to a certificate):

“THE SECURITIES REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO A SHAREHOLDERS’ AGREEMENT (A COPY OF WHICH IS ON FILE WITH THE SECRETARY OF THE COMPANY). NO TRANSFER, SALE, ASSIGNMENT, PLEDGE, HYPOTHECATION OR OTHER DISPOSITION OF THE SECURITIES REPRESENTED BY THIS CERTIFICATE MAY BE MADE EXCEPT IN ACCORDANCE WITH THE PROVISIONS OF SUCH SHAREHOLDERS’ AGREEMENT AND (A) PURSUANT TO A REGISTRATION STATEMENT EFFECTIVE UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED, OR (B) PURSUANT TO AN EXEMPTION FROM REGISTRATION THEREUNDER. THE HOLDER OF THIS CERTIFICATE, BY ACCEPTANCE OF THIS CERTIFICATE, AGREES TO BE BOUND BY ALL OF THE PROVISIONS OF SUCH SHAREHOLDERS’ AGREEMENT.”

(ii) each certificate (if any) representing the Common Shares of the Company issued under or in connection with a Plan shall bear an additional legend substantially in the following form (and if such Common Shares are not certificated, the Company’s ledger shall include a notation substantially in the following form omitting the reference to a certificate):

“THE SECURITIES REPRESENTED BY THIS CERTIFICATE ARE HELD BY THE LEGAL OWNER SUBJECT TO A NOMINEE AGREEMENT (A COPY OF WHICH IS ON FILE WITH THE SECRETARY OF THE COMPANY). THE BENEFICIAL OWNER OF THE SECURITIES REPRESENTED BY THIS CERTIFICATE IS NOT THE SAME ENTITY AS THE LEGAL OWNER. NO TRANSFER, SALE, ASSIGNMENT, PLEDGE, HYPOTHECATION OR OTHER DISPOSITION OF THE SECURITIES REPRESENTED BY THIS CERTIFICATE MAY BE MADE EXCEPT IN ACCORDANCE WITH THE PROVISIONS OF SUCH NOMINEE AGREEMENT.”

(e) Prior notice shall be given to the Company by the transferor of any Transfer (whether or not to a Permitted Transferee) of any Common Shares. Prior to consummation of any Transfer by any Shareholder of any of its Common Shares, such party shall cause the transferee thereof to execute and deliver to the Company a Joinder Agreement and agree to be bound by the terms and conditions of this Agreement. Upon any Transfer by any Shareholder of any of its Common Shares, in accordance with the terms of this Agreement, the transferee thereof shall be substituted for, and shall assume all the rights and obligations under this Agreement of, the transferor thereof.

(f) Notwithstanding any other provision of this Agreement, each Shareholder agrees that it will not, directly or indirectly, Transfer any of its Common Shares (i) except as permitted under the Securities Act and other applicable federal, state or foreign securities laws, and then, if requested by the Company, only upon delivery to the Company of an opinion of counsel in form and substance satisfactory to the Company to the effect that such Transfer may be effected without registration under the Securities Act or any applicable foreign securities laws, (ii) if it would cause the Company or any of its Subsidiaries to be required to register as an investment company under the United States Investment Company Act of 1940, as amended, or any comparable foreign law, or (iii) if it would cause the assets of the Company or any of its Subsidiaries to be deemed plan

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assets as defined under the United States Employee Retirement Income Security Act of 1974 or its accompanying regulations or any comparable foreign law or result in any “prohibited transaction” thereunder involving the Company. In any event, the Board may refuse the Transfer to any Person if (i) such Transfer would have a material adverse effect on the Company as a result of any regulatory or other restrictions imposed by any Governmental Authority or (ii) any non-de minimis adverse tax consequence to the Company, any Subsidiary of the Company, or any Shareholder or any of their Affiliates would result from such Transfer.

(g) Any Transfer or attempted Transfer of any Common Shares in violation of this Agreement shall be null and void, no such Transfer shall be recorded on the Company’s books and the purported transferee in any such Transfer shall not be treated (and the purported transferor shall continue be treated) as the owner of such Common Shares for all purposes of this Agreement.

Section 3.02 Right of First Offer.

(a) At any time that a Shareholder is permitted to Transfer Common Shares hereunder, and subject to the terms and conditions specified in this Section 3.02, each Initial Shareholder shall have a right of first offer if any other Shareholder (such Shareholder, an “Offering Shareholder”) proposes to Transfer any Common Shares (the “Offered Shares”) owned by it to any Third Party Purchaser. Each time the Offering Shareholder proposes to Transfer any Offered Shares (other than Transfers permitted pursuant to Section 3.01 and Transfers made pursuant to Section 3.03), the Offering Shareholder shall first make an offering of the Offered Shares to the Initial Shareholders (other than itself, as applicable) in accordance with the following provisions of this Section 3.02.

(b) The Offering Shareholder shall give written notice (the “Offering Shareholder Notice”) to the Company and the Initial Shareholders (other than itself, as applicable) stating its bona fide intention to Transfer the Offered Shares and specifying the number of Offered Shares and the material terms and conditions, including the price, pursuant to which the Offering Shareholder proposes to Transfer the Offered Shares. The Offering Shareholder Notice shall constitute the Offering Shareholder’s offer to Transfer the Offered Shares to such Initial Shareholders, which offer shall be irrevocable for a period of 20 Business Days (the “ROFO Notice Period”).

(c) By delivering the Offering Shareholder Notice, the Offering Shareholder represents and warrants to the Company and to each Initial Shareholder receiving such notice that: (i) the Offering Shareholder has full right, title and interest in and to the Offered Shares; (ii) the Offering Shareholder has all the necessary power and authority and has taken all necessary action to Transfer such Offered Shares as contemplated by this Section 3.02; and (iii) the Offered Shares are free and clear of any and all Liens other than those arising as a result of or under the terms of this Agreement.

(d) Upon receipt of the Offering Shareholder Notice, each Initial Shareholder receiving such notice shall have until the end of the ROFO Notice Period to elect to purchase any amount of the Offered Shares by delivering a written notice (a “ROFO Notice”) to the Offering Shareholder and the Company stating that it agrees to purchase such specified amount of Offered Shares on the terms specified in the Offering Shareholder Notice. Any ROFO Notice shall be binding upon delivery and irrevocable by the applicable Shareholder. Each Initial Shareholder that delivers a ROFO Notice shall be a “Purchasing Shareholder.” If the Purchasing Shareholder is the Trident Shareholder, then at the same time as the Trident Shareholder delivers a ROFO Notice to the Company it shall also deliver a copy of such notice to the Dowling Shareholder whereupon the Dowling Shareholder shall be entitled upon written notice to the Offering Shareholder, the Company and the Trident Shareholder within ten (10) Business Days after the end of the ROFO Notice Period (the “Extended ROFO Notice Period”) to participate in such right of first offer under this Section 3.02 as if it were an Initial Shareholder in accordance with and subject to the terms of this Section 3.02 (and references to the Purchasing Shareholder and the Initial Shareholder for the purposes of this Section 3.02 shall be construed accordingly). If the Initial Shareholders do not, in the aggregate, elect to purchase all of the Offered Shares by the end of the ROFO Notice Period or the Extended ROFO Notice Period (as the case may be), each Purchasing Shareholder shall then have the right to purchase all or any portion of the remaining Offered Shares not elected to be purchased by the Initial Shareholders. As promptly as practicable following the ROFO Notice Period or the Extended ROFO Notice Period (as the case may be), the Offering Shareholder shall deliver a written notice to each Purchasing Shareholder stating the number of remaining Offered Shares available for purchase. For a period of 10 Business Days following the receipt of such notice, each Purchasing Shareholder shall have the right to elect to purchase all or any portion of the remaining Offered Shares by delivering a subsequent ROFO Notice specifying the number of additional

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Offered Shares it desires to purchase. Notwithstanding the foregoing, the Initial Shareholders may only exercise their rights under this Section 3.02 to purchase the Offered Shares if, after giving effect to all elections made under this Section 3.02(d), no less than all of the Offered Shares will be purchased by the Purchasing Shareholders. If the Purchasing Shareholders elect to purchase an amount of Shares that exceeds the amount of Offered Shares, then each Purchasing Shareholder’s right to purchase the Offered Shares shall be limited to an amount equal to the lesser of (x) the aggregate number of Offered Shares the Purchasing Shareholder proposes to buy as stated in the ROFO Notice and (y) the product of the aggregate number of Offered Shares multiplied by a fraction (A) the numerator of which is equal to the number of Common Shares then held by the Purchasing Shareholder and (B) the denominator of which is equal to the number of shares then held by all of the Purchasing Shareholders; provided that if the application of the foregoing formula results in less than all the Offered Shares being allocated to the Purchasing Shareholders, the remaining Offered Shares shall be allocated among the Purchasing Shareholders who received less than the number of Offered Shares they proposed to buy as stated in their ROFO Notice by successive application of the foregoing formula to the aggregate number of unallocated Offered Shares mutatis mutandis, including adjusting clause (x) of the formula as necessary to reflect the number of Offered Shares previously allocated to each such Purchasing Shareholder and the removal from clause (y)(B) of the formula of any Common Shares held by any Purchasing Shareholder previously allocated all of the Offered Shares they proposed to buy as stated in their ROFO Notice.

(e) If an Initial Shareholder does not deliver a ROFO Notice during the ROFO Notice Period or the Dowling Shareholder does not deliver a ROFO Notice during the Extended ROFO Notice Period, then such Initial Shareholder or the Dowling Shareholder (as the case may be) shall be deemed to have waived all of such Shareholder’s rights to purchase the Offered Shares under this Section 3.02. For the avoidance of doubt, if the Trident Shareholder does not deliver a ROFO Notice during the ROFO Notice Period, then the Dowling Shareholder shall not be entitled to participate in the right of first offer hereunder and shall not be deemed to be a Purchasing Shareholder or an Initial Shareholder for the purposes of this Section 3.02.

(f) If no Initial Shareholder delivers a ROFO Notice or if the Purchasing Shareholders elect to purchase less than all of the Offered Shares in accordance with Section 3.02(d), the Offering Shareholder may, during the 180-day period immediately following the expiration of the ROFO Notice Period, which period may be extended for a reasonable time not to exceed 270 days to the extent reasonably necessary to obtain any Government Approvals (the “Waived ROFO Transfer Period”), and subject to the provisions of Section 3.04, Transfer all of the Offered Shares to a Third Party Purchaser on terms and conditions no more favorable to the Third Party Purchaser than those set forth in the Offering Shareholder Notice. If the Offering Shareholder does not consummate the Transfer of the Offered Shares within the Waived ROFO Transfer Period, the rights provided hereunder shall be deemed to be revived and the Offered Shares shall not be offered to any Person unless first re-offered to the Initial Shareholders (other than itself, as applicable) in accordance with this Section 3.02.

(g) Each Shareholder shall take all actions as may be reasonably necessary to consummate any Transfer contemplated by this Section 3.02, including entering into agreements and delivering certificates and instruments and consents as may be deemed necessary or appropriate.

(h) At the closing of any Transfer pursuant to this Section 3.02, the Offering Shareholder shall deliver to the Purchasing Shareholders the certificate or certificates representing the Offered Shares to be sold (if any), accompanied by stock powers and all necessary stock transfer taxes paid and stamps affixed, if necessary, against receipt of the purchase price therefor from such Purchasing Shareholders by certified or official bank check or by wire transfer of immediately available funds.

(i) Notwithstanding the foregoing provisions of this Section 3.02, the Atrium Nominee shall be permitted to Transfer Common Shares to the Company or the Company’s designee in connection with any Leaver Sale without complying with the terms of this Section 3.02.

(j) The provisions of this Section 3.02 shall not apply to a Transfer to the Company (or as the Company may direct) pursuant to a scheme approved by the Board for the return of income or capital to Shareholders.

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Section 3.03 Enstar Drag-along Rights.

(a) If at any time following the Lock-up Period the Enstar Shareholder (together with its Permitted Transferees) holds no less than 55% of the aggregate number of outstanding Common Shares of the Company held by the Initial Shareholders at such time and receives a bona fide offer from a Third Party Purchaser to consummate, in one transaction, or a series of related transactions, a Change of Control (a “Drag-along Sale”), the Enstar Shareholder shall have the right to require that each other Shareholder (each, a “Drag-along Shareholder”) participate in such Transfer in the manner set forth in this Section 3.03, provided, however, that no Drag-along Shareholder shall be required to participate in the Drag-along Sale if the consideration for the Drag-along Sale is other than cash or registered securities listed on an established U.S. or foreign securities exchange. Notwithstanding anything to the contrary in this Agreement, each Drag-along Shareholder shall vote in favor of the transaction and take all actions to waive any dissenters, appraisal or other similar rights.

(b) The Enstar Shareholder shall exercise its rights pursuant to this Section 3.03 by delivering a written notice (the “Drag-along Notice”) to the Company and each Drag-along Shareholder no later than 20 days prior to the closing date of such Drag-along Sale. The Drag-along Notice shall make reference to the Enstar Shareholder’s rights and obligations hereunder and shall describe in reasonable detail:

(i) the number of Common Shares to be sold by the Enstar Shareholder, if the Drag-along Sale is structured as a Transfer of Common Shares;

(ii) the identity of the Third Party Purchaser;

(iii) the proposed date, time and location of the closing of the Drag-along Sale;

(iv) the per share purchase price and the other material terms and conditions of the Transfer, including a description of any non-cash consideration in sufficient detail to permit the valuation thereof; and

(v) a copy of any form of agreement proposed to be executed in connection therewith.

(c) If the Drag-along Sale is structured as a Transfer of Common Shares, then, subject to Section 3.03(d), each Drag-along Shareholder shall Transfer the number of shares equal to the product of (x) the number of Common Shares held by such Drag-along Shareholder and (y) a fraction (A) the numerator of which is equal to the number of Common Shares the Enstar Shareholder proposes to sell or transfer in the Drag-along Sale and (B) the denominator of which is equal to the number of Common Shares then held by the Enstar Shareholder.

(d) The consideration to be received by a Drag-along Shareholder shall be the same form and amount of consideration per share of Common Shares to be received by the Enstar Shareholder (or, if the Enstar Shareholder is given an option as to the form and amount of consideration to be received, the same option shall be given) and the terms and conditions of such Transfer shall, except as otherwise provided in the immediately succeeding sentence, be the same as those upon which the Enstar Shareholder Transfers its Common Shares. Each Drag-along Shareholder shall make or provide the same representations, warranties, covenants, indemnities and agreements as the Enstar Shareholder makes or provides in connection with the Drag-along Sale (except that in the case of representations, warranties, covenants, indemnities and agreements pertaining specifically to the Enstar Shareholder, the Drag-along Shareholder shall make the comparable representations, warranties, covenants, indemnities and agreements pertaining specifically to itself); provided, that all representations, warranties, covenants and indemnities shall be made by the Enstar Shareholder and each Drag-along Shareholder severally and not jointly and any indemnification obligation shall be pro rata based on the consideration received by the Enstar Shareholder and each Drag-along Shareholder, in each case in an amount not to exceed the aggregate proceeds received by the Enstar Shareholder and each such Drag-along Shareholder in connection with the Drag-along Sale.

(e) The fees and expenses of the Enstar Shareholder incurred in connection with a Drag-along Sale and for the benefit of all Shareholders (it being understood that costs incurred by or on behalf of a Enstar Shareholder for its sole benefit will not be considered to be for the benefit of all Shareholders), to the extent not paid or reimbursed by the Company or the Third Party Purchaser, shall be shared by all the Shareholders on a pro rata basis, based on the aggregate consideration received by each Shareholder; provided, that no Shareholder shall be obligated to make or reimburse any out-of-pocket expenditure prior to the consummation of the Drag-along Sale.

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(f) Each Shareholder shall take all actions as may be reasonably necessary to consummate the Drag-along Sale, including entering into agreements and delivering certificates and instruments, in each case consistent with the agreements being entered into and the certificates being delivered by the Enstar Shareholder.

(g) The Enstar Shareholder shall have 180 days following the date of the Drag-along Notice in which to consummate the Drag-along Sale, on the terms set forth in the Drag-along Notice (which such 180-day period may be extended for a reasonable time not to exceed 270 days to the extent reasonably necessary to obtain any Government Approvals). If at the end of such period, the Enstar Shareholder has not completed the Drag-along Sale, the Enstar Shareholder may not then effect a transaction subject to this Section 3.03 without again fully complying with the provisions of this Section 3.03.

Section 3.04 Tag-along Rights.

(a) If at any time that a Shareholder is permitted to Transfer Common Shares hereunder, a Shareholder (the “Selling Shareholder”) proposes to Transfer any shares of its Common Shares to a Third Party Purchaser (the “Proposed Transferee”) (and if the Selling Shareholder is the Enstar Shareholder and it cannot or has not elected to exercise its drag-along rights set forth in Section 3.03), each other Shareholder (other than the Atrium Nominee) (each, a “Tag-along Shareholder”) shall be permitted to participate in such Transfer (a “Tag-along Sale”) on the terms and conditions set forth in this Section 3.04.

(b) Prior to the consummation of any such Transfer of Common Shares described in Section 3.04(a), and after satisfying its obligations pursuant to Section 3.02, the Selling Shareholder shall deliver to the Company and each other Shareholder a written notice (a “Sale Notice”) of the proposed Tag-along Sale subject to this Section 3.04 no later than 20 Business Days prior to the closing date of the Tag-along Sale. The Sale Notice shall make reference to the Tag-along Shareholders’ rights hereunder and shall describe in reasonable detail:

(i) the aggregate number of Common Shares the Proposed Transferee has offered to purchase.

(ii) the identity of the Proposed Transferee;

(iii) the proposed date, time and location of the closing of the Tag-along Sale;

(iv) the per share purchase price and the other material terms and conditions of the Transfer, including a description of any non-cash consideration in sufficient detail to permit the valuation thereof; and

(v) a copy of any form of agreement proposed to be executed in connection therewith.

(c) Each Tag-along Shareholder shall exercise its right to participate in a Transfer of Common Shares by the Selling Shareholder subject to this Section 3.04 by delivering to the Selling Shareholder and the Company a written notice (a “Tag-along Notice”) stating its election to do so and specifying the number of Common Shares to be Transferred by it no later than five Business Days after receipt of the Sale Notice (the “Tag-along Period”). If all of the Tag-along Shareholders deliver to the Selling Shareholder and the Company Tag-along Notices with respect to all of the Common Shares held by such Tag-along Shareholders, then the Company shall deliver a notice to the Atrium Nominee within three Business Days of the end of the Tag-along Period notifying the Atrium Nominee of that fact whereupon the Atrium Nominee shall be entitled to elect to participate in such Tag-along Sale under this Section 3.04 alongside the other Shareholders in respect of all of the Common Shares held by it (but not part only thereof) by delivering to the Selling Shareholder and the Company a written notice (a “Atrium Nominee Tag Notice”) within fifteen (15) Business Days after the end of the Tag-along Period stating its election to do so (and in which case references hereafter to “Tag-along Shareholder(s)” shall be construed to include the Atrium Nominee accordingly). The offer of each Tag-along Shareholder set forth in a Tag-along Notice (or an Atrium Nominee Tag Notice, as applicable) shall be irrevocable, and, to the extent such offer is accepted, such Tag-along Shareholder shall be bound and obligated to Transfer in the proposed Transfer on the terms and conditions set forth in this Section 3.04. The Selling Shareholder and each Tag-along Shareholder shall have the right to Transfer in a Transfer subject to this Section 3.04 the number of Common Shares equal to the product of (x) the aggregate number of Common Shares the Proposed Transferee proposes to buy as stated in the Sale Notice and (y) a fraction (A) the numerator of which is equal to the number of Common Shares then held by the Selling Shareholder or such Tag-along Shareholder, as the case may be, and (B) the denominator of which is equal to the number of shares then held by the Selling Shareholder and each Tag-along Shareholder.

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(d) Each Tag-along Shareholder who does not deliver a Tag-along Notice (or a Atrium Nominee Tag Notice, as applicable) in compliance with Section 3.04(c) above shall be deemed to have waived all of such Tag-along Shareholder’s rights to participate in such Transfer, and the Selling Shareholder shall (subject to the rights of any participating Tag-along Shareholder) thereafter be free to Transfer to the Proposed Transferee its Common Shares at a per share price that is no greater than the per share price set forth in the Sale Notice and on other terms and conditions which are not materially more favorable to the Selling Shareholder than those set forth in the Sale Notice without any further obligation to the non-accepting Tag-along Shareholders.

(e) Each Tag-along Shareholder participating in a Transfer pursuant to this Section 3.04 shall receive the same consideration per share as the Selling Shareholder after deduction of such Tag-along Shareholder’s proportionate share of the related expenses in accordance with Section 3.04(g) below.

(f) Each Tag-along Shareholder shall make or provide the same representations, warranties, covenants, indemnities and agreements as the Selling Shareholder makes or provides in connection with the Tag-along Sale (except that in the case of representations, warranties, covenants, indemnities and agreements pertaining specifically to the Selling Shareholder, the Tag-along Shareholder shall make the comparable representations, warranties, covenants, indemnities and agreements pertaining specifically to itself); provided, that all representations, warranties, covenants and indemnities shall be made by the Selling Shareholder and each Tag-along Shareholder severally and not jointly and any indemnification obligation in respect of breaches of representations and warranties shall be pro rata based on the consideration received by the Selling Shareholder and each Tag-along Shareholder, in each case in an amount not to exceed the aggregate proceeds received by the Selling Shareholder and each such Tag-along Shareholder in connection with any Tag-along Sale.

(g) The fees and expenses of the Selling Shareholder incurred in connection with a Tag-along Sale and for the benefit of all Shareholders (it being understood that costs incurred by or on behalf of the Selling Shareholder for its sole benefit will not be considered to be for the benefit of all Shareholders), to the extent not paid or reimbursed by the Company or the Proposed Transferee, shall be shared by all the Shareholders participating in the Tag-along Sale on a pro rata basis, based on the aggregate consideration received by each such Shareholder; provided, that no Shareholder shall be obligated to make or reimburse any out-of-pocket expenditure prior to the consummation of the Tag-along Sale.

(h) Each Tag-along Shareholder shall take all actions as may be reasonably necessary to consummate the Tag-along Sale, including entering into agreements and delivering certificates and instruments, in each case consistent with the agreements being entered into and the certificates being delivered by the Selling Shareholder.

(i) The Selling Shareholder shall have 180 days following the expiration of the Tag-along Period in which to Transfer the Common Shares described in the Sale Notice, on the terms set forth in the Sale Notice (which such 180-day period may be extended for a reasonable time not to exceed 270 days to the extent reasonably necessary to obtain any Government Approvals). If at the end of such period, the Selling Shareholder has not completed such Transfer, the Selling Shareholder may not then effect a Transfer of Common Shares subject to this Section 3.04 without again fully complying with the provisions of this Section 3.04.

(j) If the Selling Shareholder Transfers to the Proposed Transferee any of its Common Shares in breach of this Section 3.04, then each Tag-along Shareholder shall have the right to Transfer to the Selling Shareholder, and the Selling Shareholder undertakes to purchase from each Tag-along Shareholder, the number of Common Shares that such Tag-along Shareholder would have had the right to Transfer to the Proposed Transferee pursuant to this Section 3.04, for a per share amount and form of consideration and upon the terms and conditions on which the Proposed Transferee bought such Common Shares from the Selling Shareholder, but without indemnity being granted by any Tag-along Shareholder to the Selling Shareholder; provided, that, nothing contained in this Section 3.04 shall preclude any Shareholder from seeking alternative remedies against such Selling Shareholder as a result of its breach of this Section 3.04.

(k) Notwithstanding the foregoing provisions of this Section 3.04, the Atrium Nominee shall be permitted to Transfer Common Shares to the Company or the Company’s designee in connection with any Leaver Sale without complying with the terms of this Section 3.04.

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Section 3.05 Enstar Call Right and Trident Put Right.

(a) At any time during the period beginning on September 6, 2018, and ending on December 5, 2018, or at any time following September 6, 2020, the Enstar Shareholder shall have the right (a “Call Right”) by written notice to the other Shareholders to purchase all, but not less than all, of the Common Shares owned by the other Shareholders and their Permitted Transferees.

(b) At any time after September 6, 2020, the Trident Shareholders, acting collectively, shall have the right (the “Put Right”) to require the Enstar Shareholder to purchase all, but not less than all, of the Common Shares held by the Trident Shareholders and their Permitted Transferees collectively. In the event that the Trident Shareholders elect to exercise their rights under this Section 3.05(b), then the Trident Shareholders shall give written notice (a “Put Notice”) to the Company, the Enstar Shareholder and the other Shareholders (other than the Atrium Nominee) stating their bona fide intention to exercise their Put Right over their Common Shares. Upon receipt of the Put Notice, each other Shareholder (other than the Enstar Shareholder, the Trident Shareholders or the Atrium Nominee) receiving such notice shall have 20 Business Days (the “Put Notice Period”) to elect to participate in such exercise of the Put Right by the Trident Shareholders by delivering a written notice (a “Participation Notice”) to the Company, the Enstar Shareholder and the Trident Shareholders requiring the Enstar Shareholder to purchase all, but not less than all, of the Common Shares held by such Shareholder and its Permitted Transferees. Any Participation Notice shall be binding upon delivery and irrevocable by the applicable Shareholder. Each Shareholder that does not deliver a Participation Notice during the Put Notice Period shall be deemed to have waived all of such Shareholder’s rights to participate in the exercise of the Put Right. By delivering a Participation Notice, the relevant Shareholder represents and warrants to the Company and to the Enstar Shareholder that: (i) it has full right, title and interest in and to the Common Shares which are the subject of the Participation Notice; (ii) it has all the necessary power and authority and has taken all necessary action to Transfer such Common Shares as contemplated by this Section 3.05(b); and (iii) such Common Shares are free and clear of any and all Liens other than those arising as a result of or under the terms of this Agreement.

(c) The purchase price payable by the Enstar Shareholder upon the exercise of the Call Right or the Put Right, as the case may be, shall be equal to fair market value of the Common Shares held by the relevant Shareholder(s) and their Permitted Transferees which are the subject of the Call Right or the Put Right as exercised pursuant to this Section 3.05 (the “Relevant Shareholder(s)”) calculated based on the overall fair market value of the Company determined on a going concern basis as between a willing buyer and willing seller with no discount for illiquidity or a minority interest, as such value may be mutually agreed upon by the Enstar Shareholder and the Trident Shareholder or, if no such agreement is reached, determined in accordance with the procedures set forth below (the “Fair Market Value”):

(i) Promptly after determining that the Enstar Shareholder and the Trident Shareholders are unable to agree upon a Fair Market Value but, in any event, no later than 30 Business Days after the exercise of the Call Right or the Put Right, as the case may be, the Enstar Shareholder and the Trident Shareholders shall appoint a mutually acceptable independent appraiser (the “Independent Appraiser”) to determine the Fair Market Value (determined on a going concern basis as between a willing buyer and a willing seller with no discount for illiquidity or a minority interest) of the Common Shares held by the Relevant Shareholder(s) and their Permitted Transferees. Each of the Enstar Shareholder and the Trident Shareholders (acting together) shall provide the Independent Appraiser with its respective determination of Fair Market Value, together with the supporting calculations and analyses prepared by such Initial Shareholder with respect thereto. The Enstar Shareholder and the Trident Shareholders shall instruct the Independent Appraiser to determine, in writing within 30 days of such Independent Appraiser’s appointment, which of the Enstar Shareholder’s and the Trident Shareholders’ determination of Fair Market Value is the more reasonable, and such determination shall be final for all purposes of this Section 3.05. The costs and expenses of the Independent Appraiser shall be borne equally by the Enstar Shareholder and the Trident Shareholders.

(ii) To enable the Independent Appraiser to conduct the valuation, the Enstar Shareholder, the Relevant Shareholder(s) and the Company shall furnish to the Independent Appraiser such information as the Independent Appraiser may request, including information regarding the business of the Company and its Subsidiaries and the Company’s assets, properties, financial condition, earnings and prospects.

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(d) Within 90 days after the date of the final determination of the Fair Market Value pursuant to this Section 3.05 (which period shall be extended solely to the extent needed to obtain any required Government Approvals, provided, that the Shareholders shall, and shall cause their Permitted Transferees to, have used their reasonable best efforts to obtain such approvals in a timely manner, and provided, further, that in no event shall the Enstar Shareholder be obligated to pay the purchase price for a sale and purchase pursuant to the Put Right in cash due to any failure to obtain any Government Approvals that are required to permit the Relevant Shareholders to acquire or hold any unrestricted ordinary shares of Enstar), the Relevant Shareholders shall, and shall cause their Permitted Transferees to, sell to the Enstar Shareholder, free and clear of any Liens, all of the Common Shares held by them.

(e) Each Shareholder shall take all actions as may be reasonably necessary to consummate the sale contemplated by this Section 3.05, including entering into agreements and delivering certificates and instruments and consents as may be deemed necessary or appropriate.

(f) At the closing of any sale and purchase pursuant to this Section 3.05, the Relevant Shareholders shall, and shall cause their Permitted Transferees to, deliver to the Enstar Shareholder the certificate or certificates representing their Common Shares (if any), accompanied by stock powers and all necessary stock transfer taxes paid and stamps affixed, if necessary, against receipt of the purchase price therefor from the Enstar Shareholder by, (i) in the case of a sale and purchase pursuant to the Call Right, wire transfer of immediately available funds, or (ii) in the case of a sale and purchase pursuant to the Put Right, at the option of the Enstar Shareholder, either (A) wire transfer of immediately available funds, (B) unrestricted ordinary shares of Enstar (provided that such ordinary shares are then listed or admitted to trading on the NASDAQ Stock Market, the New York Stock Exchange or another national securities exchange), or (C) a combination of (A) and (B). If the purchase price at the closing of any sale and purchase pursuant to this Section 3.05 consists of unrestricted ordinary shares of Enstar, the value of such ordinary shares will be deemed to equal the average of the last reported sale price of the ordinary shares over the 10 trading day period ending on, and including, the trading day immediately preceding the effective date of any such closing.

(g) Enstar hereby absolutely, unconditionally and irrevocably guarantees to each of the Shareholders (other than the Enstar Shareholder or the Atrium Nominee) and their Permitted Transferees, on the terms and conditions set forth herein, the due and punctual payment, observance, performance and discharge of the Enstar Shareholder’s obligations under this Section 3.05. Each of the Shareholders hereby agrees that in no event shall Enstar be required to pay any amount to the Shareholders or their Permitted Transferees under, in respect of, or in connection with this Agreement other than as expressly set forth herein.

ARTICLE IV

PRE-EMPTIVE RIGHTS AND OTHER AGREEMENTS

Section 4.01 Initial Shareholder and Dowling Shareholder Pre-emptive Right.

(a) The Company hereby grants to each Initial Shareholder and the Dowling Shareholder (each, a “Pre-emptive Shareholder”) the right to purchase its pro rata portion of any new Common Shares (other than any Excluded Securities) (the “New Securities”) that the Company may from time to time propose to issue or sell to any Person.

(b) The Company shall give written notice (an “Issuance Notice”) of any proposed issuance described in subsection (a) above to the Pre-emptive Shareholders within five Business Days following any meeting of the Board at which any such issuance or sale is approved. The Issuance Notice shall set forth the material terms and conditions of the proposed issuance, including:

(i) the number of New Securities proposed to be issued and the percentage of the Company’s outstanding Common Shares, on a fully diluted basis, that such issuance would represent;

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(ii) the proposed issuance date, which shall be at least 20 Business Days from the date of the Issuance Notice; and

(iii) the proposed purchase price per share.

(c) Each Pre-emptive Shareholder shall for a period of 15 Business Days following the receipt of an Issuance Notice (the “Exercise Period”) have the right to elect irrevocably to purchase, at the purchase price set forth in the Issuance Notice, up to the amount of New Securities equal to the product of (x) the total number of New Securities to be issued by the Company on the issuance date and (y) a fraction determined by dividing (A) the number of Common Shares owned by such Pre-emptive Shareholder immediately prior to such issuance by (B) the total number of Common Shares owned by all Initial Shareholders on such date immediately prior to such issuance (the “Pre-emptive Pro Rata Portion”) by delivering a written notice to the Company. Such Pre-emptive Shareholder’s election to purchase New Securities shall be binding and irrevocable.

(d) No later than five Business Days following the expiration of the Exercise Period, the Company shall notify each Pre-emptive Shareholder in writing of the number of New Securities that each Pre-emptive Shareholder has agreed to purchase (including, for the avoidance of doubt, where such number is zero) (the “Over-allotment Notice”). Each Pre-emptive Shareholder exercising its right to purchase its Pre-emptive Pro Rata Portion of the New Securities in full (an “Exercising Shareholder”) shall have a right of over-allotment such that if any other Pre-emptive Shareholder fails to exercise its right under this Section 4.01 to purchase its Pre-emptive Pro Rata Portion of the New Securities (each, a “Non-Exercising Shareholder”), such Exercising Shareholder may purchase all or any portion of such Non-Exercising Shareholder’s allotment (the “Over-allotment New Securities”) by giving written notice to the Company (within five Business Days of receipt of the Over-allotment Notice) setting forth the number of Over-allotment New Securities that such Exercising Shareholder is willing to purchase (the “Over-allotment Exercise Period”). Such Exercising Shareholder’s election to purchase Over-allotment New Securities shall be binding and irrevocable. If more than one Exercising Shareholder elects to exercise its right of over-allotment, each Exercising Shareholder shall have the right to purchase the number of Over-allotment New Securities it elected to purchase in its written notice; provided, that if the over-allotment New Securities are over-subscribed, each Exercising Shareholder shall purchase its pro rata portion of the available Over-allotment New Securities based upon the relative Pre-emptive Pro Rata Portions of the Exercising Shareholders.

(e) The Company shall be free to complete the proposed issuance or sale of New Securities described in the Issuance Notice with respect to any New Securities not elected to be purchased pursuant to Section 4.01(c) and Section 4.01(d) above in accordance with the terms and conditions set forth in the Issuance Notice (except that the amount of New Securities to be issued or sold by the Company may be reduced) so long as such issuance or sale is closed within 180 days after the expiration of the Over-allotment Exercise Period (subject to the extension of such 180-day period for a reasonable time not to exceed 270 days to the extent reasonably necessary to obtain any Government Approvals). In the event the Company has not sold such New Securities within such time period, the Company shall not thereafter issue or sell any New Securities without first again offering such securities to the Pre-emptive Shareholders in accordance with the procedures set forth in this Section 4.01.

(f) Upon the consummation of the issuance of any New Securities in accordance with this Section 4.01, the Company shall deliver to each Exercising Shareholder certificates (if any) evidencing the New Securities, which New Securities shall be issued free and clear of any Liens (other than those arising hereunder or under Applicable Law and those attributable to the actions of the purchasers thereof), and the Company shall so represent and warrant to the purchasers thereof, and further represent and warrant to such purchasers that such New Securities shall be, upon issuance thereof to the Exercising Shareholders and after payment therefor, duly authorized and validly issued. Each Exercising Shareholder shall deliver to the Company the purchase price for the New Securities purchased by it by wire transfer of immediately available funds. Each party to the purchase and sale of New Securities shall take all such other actions as may be reasonably necessary to consummate the purchase and sale including entering into such additional agreements as may be necessary or appropriate.

Section 4.02 Corporate Opportunities. Notwithstanding anything contained in this Agreement or under Applicable Law to the contrary (to the full extent permitted by Applicable Law), (i) the Initial Shareholders, the Dowling Shareholder and their

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respective Affiliates (A) may engage in or possess an interest in other business ventures of any nature and description (whether similar or dissimilar to the business of the Company or any of its Subsidiaries), independently or with others, and none of the Company, any Subsidiary, any other Shareholder, and each of their respective Affiliates shall have any right by virtue of this Agreement in or to any such investment or interest of the Enstar Shareholder, the Trident Shareholders, the Dowling Shareholder, any Enstar Director or any Trident Director and any of its or their respective Affiliates to any income or profits derived therefrom, and the pursuit of any such venture shall not be deemed wrongful or improper, and (B) shall not be obligated to present any investment opportunity to the Company or any Subsidiary even if such opportunity is of a character that, if presented to the Company or any Subsidiary, could be taken by the Company or such Subsidiary, and (ii) the parties hereby waive (and the Company shall cause the Subsidiaries to waive) to the fullest extent permitted by law any fiduciary or other duty of the Initial Shareholders, the Dowling Shareholder and the Enstar Directors and Trident Directors not expressly set forth in this Agreement, including fiduciary or other duties that may be related to or associated with self-dealing, corporate opportunities or otherwise, in each case so long as such Person acts in a manner consistent with this Agreement.

Section 4.03 Confidentiality.

(a) Each Shareholder shall and shall cause its Representatives to, keep confidential and not divulge any information (including all budgets, business plans and analyses) concerning the Company, including its assets, business, operations, financial condition or prospects (“Information”), and to use, and cause its Representatives to use, such Information only in connection with the operation of the Company; provided, that nothing herein shall prevent any Shareholder from disclosing such Information (i) upon the order of any court or administrative agency, (ii) upon the request or demand of any regulatory agency or authority having jurisdiction over such Shareholder, (iii) to the extent compelled by legal process or required or requested pursuant to subpoena, interrogatories or other discovery requests, (iv) to the extent necessary in connection with the exercise of any remedy hereunder, (v) to other Shareholders, (vi) to such Shareholder’s Representatives that in the reasonable judgment of such Shareholder need to know such Information or (vii) to any potential Permitted Transferee in connection with a proposed Transfer of Common Shares from such Shareholder as long as such transferee agrees to be bound by the provisions of this Section 4.03 as if a Shareholder, provided, further, that in the case of clause (i), (ii) or (iii), such Shareholder shall notify the other Shareholders of the proposed disclosure as far in advance of such disclosure as practicable and use reasonable efforts to ensure that any Information so disclosed is accorded confidential treatment, when and if available.

(b) The restrictions of Section 4.03(a) shall not apply to information that (i) is or becomes generally available to the public other than as a result of a disclosure by a Shareholder or any of its Representatives in violation of this Agreement; (ii) is or becomes available to a Shareholder or any of its Representatives on a non-confidential basis prior to its disclosure to the receiving Shareholder and any of its Representatives, (iii) is or has been independently developed or conceived by such Shareholder without use of the Company’s Information or (iv) becomes available to the receiving Shareholder or any of its Representatives on a non-confidential basis from a source other than the Company, any other Shareholder or any of their respective Representatives, provided, that such source is not known by the recipient of the information to be bound by a confidentiality agreement with the disclosing Shareholder or any of its Representatives. Furthermore, Section 4.03(a) shall not restrict the Enstar Shareholder and its Affiliates from disclosing any Information required to be disclosed under applicable securities laws or the rules of any stock exchange upon which their securities are traded.

Section 4.04 Registration Rights. Upon the request of any Initial Shareholder or the Dowling Shareholder in connection with a contemplated public offering of the equity of the Company or any of its Subsidiaries that is approved in accordance with Section 2.02(g), the Company shall enter into a registration rights agreement with the Initial Shareholders or the Dowling Shareholder containing customary provisions for a transaction of that type, including (a) in the case of an Initial Shareholder, demand registration rights and piggyback registration rights and (b) in the case of the Dowling Shareholder, including piggyback registration rights but excluding demand registration rights, in each case with ratable cutbacks, if necessary, regardless of the demanding party or piggyback party.

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ARTICLE V

CESSATION OF EMPLOYMENT

Section 5.01 Leavers. If a Beneficial Owner leaves employment with the Atrium Group and/or otherwise ceases to be an employee or officer of or consultant to a member of the Atrium Group for whatever reason, such Beneficial Owner will become a “Leaver” in relation to any Common Shares (or other shares of the Company which are issued pursuant to a scheme approved by the Board for the return of income or capital to shareholders) held by the Atrium Nominee (as Nominee) on behalf of such Beneficial Owner. If the Company elects to exercise its rights under the Leaver Sale Provisions (a “Leaver Sale”) then the Atrium Nominee shall be permitted hereunder to Transfer any Common Shares held by the Atrium Nominee on behalf of such Leaver in accordance with the terms of the Leaver Sale Provisions.

ARTICLE VI

INFORMATION RIGHTS

Section 6.01 Financial Statements and Reports. In addition to, and without limiting any rights that a Shareholder may have with respect to inspection of the books and records of the Company under Applicable Laws, the Company shall furnish to each Shareholder (other than the Atrium Nominee):

(a) Within 45 days after the end of each quarterly accounting period, an unaudited consolidated balance sheet as of the end of such quarterly accounting period and an unaudited related consolidated income statement, consolidated statement of shareholders’ equity and consolidated statement of cash flows for such quarterly accounting period including any footnotes thereto (if any) prepared in accordance with GAAP, consistently applied, together with comparable year-to-date figures;

(b) Within 90 days after the end of each Fiscal Year (or such longer period of time as is approved by the Board), an unaudited consolidated balance sheet as of the end of such Fiscal Year and the related consolidated income statement, consolidated statement of shareholders’ equity, and consolidated statement of cash flows including all footnotes thereto for such Fiscal Year prepared in accordance with GAAP, consistently applied; and

(c) Such other financial, accounting or other information relating to the Company and its Subsidiaries or their respective operations as any Initial Shareholder may reasonably request from time to time in form and substance reasonably acceptable to such requesting Shareholder.

Section 6.02 Inspection Rights.

(a) The Company shall, and shall cause its officers, Directors and employees to, (i) afford each Shareholder (other than the Atrium Nominee) that, together with any Affiliates and/or Permitted Transferees, owns at least 5% of the Company’s outstanding Common Shares and the Representatives of each such Shareholder, during normal business hours and upon reasonable notice, reasonable access at all reasonable times to its officers, employees, auditors, properties, offices, plants and other facilities and to all books and records, and (ii) afford such Shareholder the opportunity to consult with its officers from time to time regarding the Company’s affairs, finances and accounts as each such Shareholder may reasonably request upon reasonable notice.

(b) The right set forth in Section 6.02(a) above shall not and is not intended to limit any rights which the Shareholders may have with respect to the books and records of the Company, or to inspect its properties or discuss its affairs, finances and accounts under the laws of the jurisdiction in which the Company is incorporated.

(c) In the event that the Trident Shareholder elects to exercise its rights under Section 6.02(a) it shall be entitled but not obliged to invite the Dowling Shareholder to participate with it for the purposes of such exercise of its rights.

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ARTICLE VII

REPRESENTATIONS AND WARRANTIES

Section 7.01 Representations and Warranties. Each Shareholder, severally and not jointly, represents and warrants to the Company and each other Shareholder that:

(a) Such Shareholder (if an entity) is a corporation, company, partnership or limited liability company duly organized or formed, validly existing and in good standing under the laws of its jurisdiction of organization.

(b) Such Shareholder (if an entity) has full corporate, company or partnership power and authority to execute and deliver this Agreement, to perform its obligations hereunder and to consummate the transactions contemplated hereby. The execution and delivery of this Agreement, the performance of its obligations hereunder and the consummation of the transactions contemplated hereby have been duly authorized (if such Shareholder is an entity) by all requisite corporate or company action of such Shareholder. Such Shareholder has duly executed and delivered this Agreement.

(c) This Agreement constitutes the legal, valid and binding obligation of such Shareholder, enforceable against such Shareholder in accordance with its terms except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the enforcement of creditors’ rights generally and by general equitable principles (whether enforcement is sought by proceedings in equity or at law). The execution, delivery and performance of this Agreement and the consummation of the transactions contemplated hereby, require no action by or in respect of, or filing with, any Governmental Authority.

(d) The execution, delivery and performance by such Shareholder of this Agreement and the consummation of the transactions contemplated hereby do not (i) conflict with or result in any violation or breach of any provision of any of the organizational documents of such Shareholder (if an entity), (ii) conflict with or result in any violation or breach of any provision of any Applicable Law or (iii) require any consent or other action by any Person under any provision of any material agreement or other instrument to which the Shareholder is a party.

(e) Except for this Agreement, the Investors Agreement by and among the Initial Shareholders, dated as of July 3, 2013 (the “Investors Agreement”), the Commitment Letter of each Initial Shareholder to purchase Common Shares, each dated as of July 3, 2013 (the “Commitment Letters”), the Share Purchase Agreement dated as of May 8, 2014 by and among the Company, the Initial Shareholders and the Dowling Shareholder (the “Share Purchase Agreement”), the Plans (including the ancillary documentation relating to the acquisition of Common Shares pursuant to the Plans) and the Nominee Agreements, such Shareholder has not entered into or agreed to be bound by any other agreements or arrangements of any kind with any other party with respect to the Common Shares, including agreements or arrangements with respect to the acquisition or disposition of the Common Shares or any interest therein or the voting of the Common Shares (whether or not such agreements and arrangements are with the Company or any other Person).

ARTICLE VIII

TERM AND TERMINATION

Section 8.01 Termination. This Agreement shall terminate upon the earliest of:

(a) the consummation of an Initial Public Offering;

(b) the consummation of a merger or other business combination involving the Company whereby the Common Shares becomes a security that is listed or admitted to trading on the NASDAQ Stock Market, the New York Stock Exchange or another national securities exchange;

(c) the date on which no more than one Shareholder holds any Common Shares;

(d) the dissolution, liquidation or winding up of the Company; or

(e) upon the unanimous agreement of the Shareholders.

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Section 8.02 Effect of Termination.

(a) The termination of this Agreement shall terminate all further rights and obligations of the Shareholders under this Agreement except that such termination shall not effect:

(i) the existence of the Company;

(ii) the obligation of any Party to pay any amounts arising on or prior to the date of termination, or as a result of or in connection with such termination;

(iii) the rights which any Shareholder may have by operation of law as a shareholder of the Company; or

(iv) the rights contained herein which by their terms are intended to survive termination of this Agreement.

(b) The following provisions shall survive the termination of this Agreement: this Section 8.02 and Section 4.03, Section 9.03, Section 9.11, Section 9.12 and Section 9.13.

ARTICLE IX

MISCELLANEOUS

Section 9.01 Expenses. Except as otherwise expressly provided herein or in the Investors Agreement, all costs and expenses, including fees and disbursements of counsel, financial advisors and accountants, incurred in connection with this Agreement and the transactions contemplated hereby shall be paid by the party incurring such costs and expenses.

Section 9.02 Release of Liability. In the event any Shareholder shall Transfer all of the Common Shares held by such Shareholder in compliance with the provisions of this Agreement without retaining any interest therein, then such Shareholder shall cease to be a party to this Agreement and shall be relieved and have no further liability arising hereunder for events occurring from and after the date of such Transfer.

Section 9.03 Notices. All notices, requests, consents, claims, demands, waivers and other communications hereunder shall be in writing and shall be deemed to have been given (a) when delivered by hand (with written confirmation of receipt), (b) when received by the addressee if sent by an internationally recognized overnight courier (receipt requested), (c) on the date sent by facsimile or email of a PDF document (with confirmation of transmission) if sent during normal business hours of the recipient, and on the next Business Day if sent after normal business hours of the recipient or (d) on the third day after the date mailed, by certified or registered mail, return receipt requested, postage prepaid. Such communications must be sent to the respective parties at the following addresses (or at such other address for a party as shall be specified in a notice given in accordance with this Section 9.03):

If to the Company:	c/o Enstar Group Limited
PO Box 2267
Windsor Place, 3rd Floor, 22 Queen Street
Hamilton HM JX Bermuda
Facsimile: (441) 296-7319
Email: richard.harris@enstargroup.bm
Attention: Richard J. Harris, Chief Financial Officer

If to the Enstar Shareholder:	c/o Enstar Group Limited
PO Box 2267
Windsor Place, 3rd Floor, 22 Queen Street
Hamilton HM JX Bermuda
Facsimile: (441) 296-7319
Email: richard.harris@enstargroup.bm
Attention: Richard J. Harris, Chief Financial Officer

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with a copy to (which shall not constitute notice):	Drinker Biddle & Reath LLP One Logan Square, Suite 2000
Philadelphia, PA 19103
Facsimile: (215) 988-2757
Email: robert.juelke@dbr.com
Attention: Robert C. Juelke

If to the Trident Shareholders:	c/o Stone Point Capital LLC
20 Horseneck Lane
Greenwich, CT 06830
Facsimile: (203) 862-2929
Email: slevey@stonepoint.com
Attention: Stephen Levey

with a copy to (which shall not constitute notice):	c/o Stone Point Capital LLC 20 Horseneck Lane
Greenwich, CT 06830
Facsimile: (203) 625-8357
Email: contracts@stonepoint.com
Attention: General Counsel

If to the Dowling Shareholder:	c/o Dowling Capital Partners
190 Farmington Avenue
Farmington, CT 06032
Facsimile: 888-502-8715
Email: justin@dowlingcapitalpartners.com
Attention: Justin Faust

If to the Atrium Nominee:	c/o Atrium Underwriters Limited
Room 790, Lloyd’s
1 Lime Street
London EC3M 7DQ
Facsimile: +44 (0)20 7327 4878
Email: peter.hargrave@atrium-uw.com
Attention: Peter Hargrave

Section 9.04 Interpretation. For purposes of this Agreement, (a) the words “include,” “includes” and “including” shall be deemed to be followed by the words “without limitation;” (b) the word “or” is not exclusive; and (c) the words “herein,” “hereof,” “hereby,” “hereto” and “hereunder” refer to this Agreement as a whole. The definitions given for any defined terms in this Agreement shall apply equally to both the singular and plural forms of the terms defined. Whenever the context may require, any pronoun shall include the corresponding masculine, feminine and neuter forms. Unless the context otherwise requires, references herein: (x) to Articles, Sections, and Exhibits mean the Articles and Sections of, and Exhibits attached to, this Agreement; (y) to an agreement, instrument or other document means such agreement, instrument or other document as amended, supplemented and modified from time to time to the extent permitted by the provisions thereof and (z) to a statute means such statute as amended from time to time and includes any successor legislation thereto and any regulations promulgated thereunder. This Agreement shall be construed without regard to any presumption or rule requiring construction or interpretation against the party drafting an instrument or causing any instrument to be drafted. The Exhibits referred to herein shall be construed with, and as an integral part of, this Agreement to the same extent as if they were set forth verbatim herein.

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Section 9.05 Headings. The headings in this Agreement are for reference only and shall not affect the interpretation of this Agreement.

Section 9.06 Severability. If any term or provision of this Agreement is invalid, illegal or unenforceable in any jurisdiction, such invalidity, illegality or unenforceability shall not affect any other term or provision of this Agreement or invalidate or render unenforceable such term or provision in any other jurisdiction. Upon such determination that any term or other provision is invalid, illegal or unenforceable, the parties hereto shall negotiate in good faith to modify this Agreement so as to effect the original intent of the parties as closely as possible in a mutually acceptable manner in order that the transactions contemplated hereby be consummated as originally contemplated to the greatest extent possible.

Section 9.07 Entire Agreement. This Agreement, the Organizational Documents, the Investors Agreement, the Commitment Letters, the Share Purchase Agreement, the Plans and the Nominee Agreements constitute the sole and entire agreement of the parties with respect to the subject matter contained herein and therein, and supersede all prior and contemporaneous understandings and agreements, both written and oral, with respect to such subject matter. In the event of any inconsistency or conflict between this Agreement and any Organizational Document, the Shareholders and the Company shall, to the extent permitted by Applicable Law, amend such Organizational Document to comply with the terms of this Agreement.

Section 9.08 Successors and Assigns. This Agreement shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors and permitted assigns.

Section 9.09 No Third-Party Beneficiaries. This Agreement is for the sole benefit of the parties hereto and their permitted assigns and nothing herein, express or implied, is intended to or shall confer upon any other Person or entity any legal or equitable right, benefit or remedy of any nature whatsoever under or by reason of this Agreement.

Section 9.10 Amendment and Modification; Waiver. This Agreement may only be amended, modified or supplemented by an agreement in writing signed by each Initial Shareholder; provided, that any amendment that would materially and adversely affect the rights or duties of a Shareholder shall require the consent of such Shareholder. No waiver by any party of any of the provisions hereof shall be effective unless explicitly set forth in writing and signed by the party so waiving. No waiver by any party shall operate or be construed as a waiver in respect of any failure, breach or default not expressly identified by such written waiver, whether of a similar or different character, and whether occurring before or after that waiver. No failure to exercise, or delay in exercising, any right, remedy, power or privilege arising from this Agreement shall operate or be construed as a waiver thereof; nor shall any single or partial exercise of any right, remedy, power or privilege hereunder preclude any other or further exercise thereof or the exercise of any other right, remedy, power or privilege.

Section 9.11 Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of New York without giving effect to any choice or conflict of law provision or rule (whether of New York or any other jurisdiction) that would cause the application of the laws of any jurisdiction other than those of New York.

Section 9.12 Submission to Jurisdiction; Waiver of Jury Trial.

(a) ANY LEGAL SUIT, ACTION OR PROCEEDING ARISING OUT OF OR BASED UPON THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY MAY BE INSTITUTED IN THE FEDERAL COURTS OF THE UNITED STATES OF AMERICA OR THE COURTS OF THE STATE OF NEW YORK IN EACH CASE LOCATED IN THE CITY OF NEW YORK AND COUNTY OF NEW YORK, AND EACH PARTY IRREVOCABLY SUBMITS TO THE EXCLUSIVE JURISDICTION OF SUCH COURTS IN ANY SUCH SUIT, ACTION OR PROCEEDING. SERVICE OF PROCESS, SUMMONS, NOTICE OR OTHER DOCUMENT BY MAIL TO SUCH PARTY’S ADDRESS SET FORTH HEREIN SHALL BE EFFECTIVE SERVICE OF PROCESS FOR ANY SUIT, ACTION OR OTHER PROCEEDING BROUGHT IN ANY SUCH COURT. THE PARTIES IRREVOCABLY AND UNCONDITIONALLY WAIVE ANY OBJECTION TO THE LAYING OF VENUE OF ANY SUIT, ACTION OR ANY PROCEEDING IN SUCH COURTS AND IRREVOCABLY WAIVE AND AGREE NOT TO PLEAD OR CLAIM IN ANY SUCH COURT THAT ANY SUCH SUIT, ACTION OR PROCEEDING BROUGHT IN ANY SUCH COURT HAS BEEN BROUGHT IN AN INCONVENIENT FORUM.

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(b) EACH PARTY ACKNOWLEDGES AND AGREES THAT ANY CONTROVERSY WHICH MAY ARISE UNDER THIS AGREEMENT IS LIKELY TO INVOLVE COMPLICATED AND DIFFICULT ISSUES AND, THEREFORE, EACH SUCH PARTY IRREVOCABLY AND UNCONDITIONALLY WAIVES ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LEGAL ACTION ARISING OUT OF OR RELATING TO THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY. EACH PARTY TO THIS AGREEMENT CERTIFIES AND ACKNOWLEDGES THAT (I) NO REPRESENTATIVE OF ANY OTHER PARTY HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTY WOULD NOT SEEK TO ENFORCE THE FOREGOING WAIVER IN THE EVENT OF A LEGAL ACTION, (II) SUCH PARTY HAS CONSIDERED THE IMPLICATIONS OF THIS WAIVER, (III) SUCH PARTY MAKES THIS WAIVER VOLUNTARILY, AND (IV) SUCH PARTY HAS BEEN INDUCED TO ENTER INTO THIS AGREEMENT BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION 8.12(b).

Section 9.13 Equitable Remedies. Each party hereto acknowledges that the other parties hereto would be irreparably damaged in the event of a breach or threatened breach by such party of any of its obligations under this Agreement and hereby agrees that in the event of a breach or a threatened breach by such party of any such obligations, each of the other parties hereto shall, in addition to any and all other rights and remedies that may be available to them in respect of such breach, be entitled to an injunction from a court of competent jurisdiction (without any requirement to post bond) granting such parties specific performance by such party of its obligations under this Agreement.

Section 9.14 Counterparts. This Agreement may be executed in counterparts, each of which shall be deemed an original, but all of which together shall be deemed to be one and the same agreement. A signed copy of this Agreement delivered by facsimile, email or other means of electronic transmission shall be deemed to have the same legal effect as delivery of an original signed copy of this Agreement.

[SIGNATURE PAGE FOLLOWS]

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IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed as of the date first written above by their respective officers thereunto duly authorized.

Northshore Holdings Limited

By:	/s/ Richard Harris

Name:	Richard Harris

Title:	Director

Kenmare Holdings Ltd

By:	/s/ Adrian Kimberley

Name:	Adrian Kimberley

Title:	Director

Enstar Group Limited (solely for purposes of Section 3.05)

By:	/s/ Richard Harris

Name:	Richard Harris

Title:	CFO

Trident V, L.P.

By:	Stone Point Capital LLC, its manager

By:	/s/ Stephen A. Levey

Name:	Stephen A. Levey

Title:	Principal and Counsel

Trident V Parallel Fund, L.P.

By:	Stone Point Capital LLC, its manager

By:	/s/ Stephen A. Levey

Name:	Stephen A. Levey

Title:	Principal and Counsel

Trident V Professionals Fund, L.P.

By:	Stone Point Capital LLC, its manager

By:	/s/ Stephen A. Levey

Name:	Stephen A. Levey

Title:	Principal and Counsel

Dowling Capital Partners I, L.P.

By:	Dowling Capital I, LLC, its general partner

By:	Dowling Capital SLP I, LLC, its sole member

By:	/s/ Vincent J. Dowling, Jr.

Name:	Vincent J. Dowling, Jr.

Title:	Member

Atrium Nominees Limited

By:	/s/ Peter John Hargrave

Name:	Peter John Hargrave

Title:	Director

EXHIBIT A

Joinder Agreement

Reference is hereby made to the Amended and Restated Shareholders’ Agreement, dated as of March 5, 2015 (as amended from time to time, the “Shareholders’ Agreement”), by and among Northshore Holdings Limited, a Bermuda exempted company (the “Company”), Kenmare Holdings Ltd, Trident V, L.P., Trident V Parallel Fund, L.P. and Trident V Professionals Fund, L.P., Dowling Capital Partners I, L.P., [Atrium Nominees Limited] (the “Atrium Nominee”), and, solely for purposes of Section 3.05 thereof, Enstar Group Limited. Pursuant to and in accordance with Section 3.01(e) of the Shareholders’ Agreement, the undersigned hereby agrees that upon the execution of this Joinder Agreement, it shall become a party to the Shareholders’ Agreement and shall be fully bound by, and subject to, all of the covenants, terms and conditions of the Shareholders’ Agreement as though an original party thereto and shall be deemed to be a Shareholder of the Company for all purposes thereof.

Capitalized terms used herein without definition shall have the meanings ascribed thereto in the Shareholders’ Agreement.

IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of [DATE].

Northshore Holdings Limited

By:

Name:

Title:

[New Shareholder]

By:

Name:

Title:

EXHIBIT D

Second Amended and Restated Northshore Shareholders’ Agreement

SECOND AMENDED AND RESTATED

SHAREHOLDERS’ AGREEMENT

between

NORTHSHORE HOLDINGS LIMITED

and

THE SHAREHOLDERS NAMED HEREIN

dated as of

December 23, 2015

i

SECOND AMENDED AND RESTATED SHAREHOLDERS’ AGREEMENT

This Second Amended and Restated Shareholders’ Agreement (this “Agreement”), dated as of December 23, 2015 (“Effective Date”), is entered into among Northshore Holdings Limited, a Bermuda exempted company (the “Company”), North Bay Holdings Limited, a Bermuda exempted company (“North Bay”), Atrium Nominees Limited (the “Atrium Nominee”), and each other Person who after the date hereof acquires Common Shares of the Company and becomes a party to this Agreement by executing a Joinder Agreement (such Persons, collectively with North Bay and the Atrium Nominee, the “Shareholders”).

RECITALS

WHEREAS, pursuant to that certain Contribution and Exchange Agreement dated as of November 18, 2015 by and among Kenmare Holdings Ltd. (the “Enstar Shareholder”), Trident V, L.P., Trident V Parallel Fund, L.P. and Trident V Professionals Fund, L.P. (collectively, the “Trident Shareholders”), Dowling Capital Partners I, L.P. (the “Dowling Shareholder”), the Company, Bayshore Holdings Limited, a Bermuda exempted company, and North Bay (the “Contribution and Exchange Agreement”), with effect on and from the Effective Date, the Enstar Shareholder, the Trident Shareholders and the Dowling Shareholder each (a) contributed 99% of their respective common shares in the Company to North Bay and (b) transferred 1% of their respective common shares in the Company to North Bay in exchange for common shares of North Bay;

WHEREAS, immediately prior to the consummation of the contribution and exchange transactions envisaged by the Contribution and Exchange Agreement, the Enstar Shareholder, the Trident Shareholders, the Dowling Shareholder, the Atrium Nominee and the Company were parties to that certain Amended and Restated Shareholders’ Agreement, dated as of March 5, 2015 (the “Original Agreement”);

WHEREAS, in connection with the consummation of the contribution and exchange transactions envisaged by the Contribution and Exchange Agreement, the Enstar Shareholder, the Trident Shareholders, the Dowling Shareholder, the Atrium Nominee, North Bay, the Company, Bayshore Holdings Limited and Enstar Group Limited entered into a Voting and Shareholders’ Agreement, dated as of the Effective Date (the “North Bay Shareholders’ Agreement”), to set forth their agreement to act in all respects to preserve and abide by the existing rights and obligations of each of the parties to the Original Agreement, as such rights and obligations existed immediately prior to the Effective Date, with respect to the Common Shares owned indirectly through North Bay and the Common Shares owned directly by the Atrium Nominee (collectively, the “Existing Rights and Obligations”);

WHEREAS, as of the Effective Date, after giving effect to the contribution and exchange transactions envisaged by the Contribution and Exchange Agreement, North Bay and the Atrium Nominee together own 100% of the issued and outstanding Common Shares;

WHEREAS, the Shareholders and the other parties hereto deem it in their best interests and in the best interests of the Company to amend and restate the Original Agreement in its entirety and to set forth in this Agreement their respective rights and obligations in connection with their shareholdings in the Company.

NOW, THEREFORE, in consideration of the mutual covenants and agreements hereinafter set forth and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

ARTICLE 1

DEFINITIONS

Capitalized terms used herein and not otherwise defined shall have the meanings set forth in this Article 1:

“Affiliate” means with respect to any Person, any other Person who, directly or indirectly (including through one or more intermediaries), controls, is controlled by, or is under common control with, such Person. For purposes of this definition, “control,” when used with respect to any specified Person, shall mean the power, direct or indirect, to direct or cause the direction of the management and policies of such Person, whether through ownership of voting securities or partnership or other ownership interests, by contract or otherwise; and the terms “controlling” and “controlled” shall have correlative meanings.

“Agreement” has the meaning set forth in the preamble.

“Applicable Law” means all applicable provisions of (a) constitutions, treaties, statutes, laws (including the common law), rules, regulations, decrees, ordinances, codes, proclamations, declarations or orders of any Governmental Authority, (b) any consents or approvals of any Governmental Authority and (c) any orders, decisions, advisory or interpretative opinions, injunctions, judgments, awards, decrees of, or agreements with, any Governmental Authority.

“Arden Re” means Arden Reinsurance Company Limited.

“Atrium” means Atrium Underwriting Group Limited (a company incorporated in England and Wales under registered number 02860390 and whose registered office is at Room 790, Lime Street, London EC3M 7DQ).

“Atrium Group” means Atrium and any Subsidiary of Atrium from time to time and references to “Atrium Group Company” and “member of the Atrium Group” shall be construed accordingly.

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“Atrium Nominee” has the meaning set forth in the preamble.

“Atrium Nominee Tag Notice” has the meaning set forth in Section 3.04(c).

“Beneficial Owner” means any current or former employee or officer of a member of the Atrium Group (or their successor) who acquires any beneficial interest in Common Shares (or other shares of the Company which are issued pursuant to a scheme approved by the Board for the return of income or capital to shareholders) or who may become entitled to acquire a beneficial interest in Common Shares (or other shares of the Company which are issued pursuant to a scheme approved by the Board for the return of income or capital to shareholders) as a result of the operation of a Plan.

“Board” has the meaning set forth in Section 2.01(a).

“Business Day” means a day other than a Saturday, Sunday or other day on which commercial banks in Bermuda are authorized or required to close.

“Bye-laws” means the bye-laws of the Company, as amended, modified, supplemented or restated from time to time in accordance with the terms of this Agreement.

“Call Right” has the meaning set forth in Section 3.05(a).

“Change of Control” means any transaction or series of related transactions (as a result of a tender offer, merger, consolidation or otherwise) that results in, or that is in connection with, (a) any Third Party Purchaser or “group” (within the meaning of Section 13(d)(3) of the Exchange Act) of Third Party Purchasers acquiring beneficial ownership, directly or indirectly, of all or substantially all of the then issued and outstanding Common Shares or (b) the sale, lease, exchange, conveyance, transfer or other disposition (for cash, shares of stock, securities or other consideration) of all or substantially all of the property and assets of the Company and its Subsidiaries, on a consolidated basis, to any Third Party Purchaser or “group” (within the meaning of Section 13(d)(3) of the Exchange Act) of Third Party Purchasers (including any liquidation, dissolution or winding up of the affairs of the Company, or any other distribution made, in connection therewith).

“Committee” means the Atrium Remuneration and Nomination Committee from time to time.

“Common Shares” means the common shares, par value $1.00 per share, of the Company and any securities issued in respect thereof, or in substitution therefor, in connection with any stock split, dividend or combination, or any reclassification, recapitalization, merger, consolidation, exchange or similar reorganization.

“Company” has the meaning set forth in the preamble.

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“Contribution and Exchange Agreement” has the meaning set forth in the recitals.

“Director” has the meaning set forth in Section 2.01(a).

“Dowling Shareholder” has the meaning set forth in the recitals.

“Drag-along Notice” has the meaning set forth in Section 3.03(b).

“Drag-along Sale” has the meaning set forth in Section 3.03(a).

“Drag-along Shareholder” has the meaning set forth in Section 3.03(a).

“Effective Date” has the meaning set forth in the preamble.

“Enstar Shareholder” has the meaning set forth in the recitals.

“Exchange Act” means the United States Securities Exchange Act of 1934, as amended, or any successor federal statute, and the rules and regulations thereunder, which shall be in effect at the time.

“Excluded Securities” means any Common Shares or other equity securities issued in connection with (a) a grant to any existing or prospective consultants, employees, officers or Directors pursuant to any stock option, employee stock purchase or similar equity-based plans or other compensation agreement, including, but not limited to, the Plans; (b) the exercise or conversion of options to purchase Common Shares, or Common Shares issued to any existing or prospective consultants, employees, officers or Directors pursuant to any stock option, employee stock purchase or similar equity-based plans or any other compensation agreement, including, but not limited to, the Plans; (c) a scheme approved by the Board for the return of income or capital to Shareholders; (d) any acquisition by the Company of the stock, assets, properties or business of any Person; (e) any merger, consolidation or other business combination involving the Company; (f) the commencement of any Initial Public Offering or any transaction or series of related transactions involving a Change of Control; or (g) a stock split, stock dividend or any similar recapitalization.

“Exercise Period” has the meaning set forth in Section 4.01(c).

“Existing Rights and Obligations” has the meaning set forth in the recitals.

“Fair Market Value” has the meaning set forth in Section 3.05(b).

“Government Approval” means any authorization, consent, approval, waiver, exception, variance, order, exemption, publication, filing, declaration, concession, grant, franchise, agreement, permission, permit, or license of, from or with any Governmental Authority, the giving notice to, or registration with, any Governmental Authority or any other action in respect of any Governmental Authority.

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“Governmental Authority” means any federal, state, local or foreign government or political subdivision thereof, or any agency or instrumentality of such government or political subdivision, or any self-regulated organization or other non-governmental regulatory authority or quasi-governmental authority (to the extent that the rules, regulations or orders of such organization or authority have the force of law), or any arbitrator, court or tribunal of competent jurisdiction.

“Information” has the meaning set forth in Section 4.03(a).

“Initial Public Offering” means any offering of Common Shares, or shares or other equity interests of any Material Subsidiary, pursuant to a registration statement filed in accordance with the Securities Act.

“Issuance Notice” has the meaning set forth in Section 4.01(b).

“Joinder Agreement” means the joinder agreement in form and substance of Exhibit A attached hereto.

“Leaver” has the meaning set forth in Section 5.01.

“Leaver Sale” has the meaning set forth in Section 5.01.

“Leaver Sale Provisions” means the mechanism for the sale of any Common Shares (or other shares of the Company which are issued pursuant to a scheme approved by the Board for the return of income or capital to shareholders) held by the Atrium Nominee (as Nominee) on behalf of a relevant Beneficial Owner who becomes a Leaver as set out in the Nominee Agreement applicable to such Beneficial Owner.

“Lien” means any lien, claim, charge, mortgage, pledge, security interest, option, preferential arrangement, right of first offer, encumbrance or other restriction or limitation of any nature whatsoever.

“Lock-up Period” has the meaning set forth in Section 3.01(a).

“Material Subsidiary” means Arden Re, Atrium and any other material direct or indirect Subsidiary of the Company.

“Memorandum of Association” means the memorandum of association of the Company, as filed on August 14, 2009 with the Registrar of Companies of Bermuda and as amended, modified, supplemented or restated from time to time in accordance with the terms of this Agreement.

“New Securities” has the meaning set forth in Section 4.01(a).

“Nominee” means the Atrium Nominee acting in its capacity as nominee on behalf of a Beneficial Owner (or such other nominee jointly selected by the Committee and the Board).

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“Nominee Agreements” means the individual nominee agreements between the Atrium Nominee (as Nominee), the Company, Atrium and each Beneficial Owner in relation to the Plans and any Common Shares (or other shares of the Company which are issued pursuant to a scheme approved by the Board for the return of income or capital to shareholders) held by the Atrium Nominee (as Nominee) on behalf of such Beneficial Owner and “Nominee Agreement” means any one of them with respect to an applicable Beneficial Owner.

“North Bay” has the meaning set forth in the preamble and shall also include any Permitted Transferees of North Bay that become Shareholders pursuant to the terms of this Agreement.

“North Bay Shareholders’ Agreement” has the meaning set forth in the recitals.

“Offered Shares” has the meaning set forth in Section 3.02(a).

“Offering Shareholder” has the meaning set forth in Section 3.02(a).

“Offering Shareholder Notice” has the meaning set forth in Section 3.02(b).

“Organizational Documents” means the Bye-laws and the Memorandum of Association.

“Original Agreement” has the meaning set forth in the recitals.

“Permitted Transferee” means (i) with respect to any Shareholder (other than the Atrium Nominee), any Affiliate of such Shareholder, and (ii) with respect to the Atrium Nominee (in its capacity as Nominee), any replacement or successor nominee of the Beneficial Owners from time to time approved in writing by the Board and the Committee.

“Person” means an individual, corporation, company, partnership, joint venture, limited liability company, Governmental Authority, unincorporated organization, trust, association or other entity.

“Plans” means the Rollover Long Term Incentive Plan, the Annual Long Term Incentive Plan and the Rollover Matching Share Plan adopted by the Committee and the Company with effect from April 17, 2014 and the Annual Matching Share Plan adopted by the Committee and the Company with effect from May 1, 2015.

“Proposed Transferee” has the meaning set forth in Section 3.04(a).

“Related Party Agreement” means any agreement, arrangement or understanding (a) between (i) the Company and (ii) any Shareholder or any shareholder of North Bay or any Affiliate of a Shareholder or any such shareholder of North Bay or any Director, officer or employee of the Company or of North Bay, as such agreement may be

6

amended, modified, supplemented or restated in accordance with the terms of this Agreement, and (b) between (i) Arden Re, Atrium or any other direct or indirect Subsidiary of the Company and (ii) the Company, any Shareholder or any shareholder of North Bay or any Affiliate of North Bay, Arden Re, Atrium, the Company, a Shareholder, a shareholder of North Bay or any Director, officer or employee of North Bay, Arden Re, Atrium or any direct or indirect Subsidiary of the Company, as such agreement may be amended, modified, supplemented or restated in accordance with the terms of this Agreement.

“Relevant Shareholder(s)” has the meaning set forth in Section 3.05(b).

“Representative” means, with respect to any Person, any and all directors, officers, employees, consultants, financial advisors, counsel, accountants and other agents of such Person and its Affiliates.

“ROFO Notice” has the meaning set forth in Section 3.02(d).

“ROFO Notice Period” has the meaning set forth in Section 3.02(b).

“Sale Notice” has the meaning set forth in Section 3.04(b).

“Securities Act” means the United States Securities Act of 1933, as amended, or any successor federal statute, and the rules and regulations thereunder, which shall be in effect at the time.

“Selling Shareholder” has the meaning set forth in Section 3.04(a).

“Shareholders” has the meaning set forth in the preamble.

“Subsidiary” means with respect to any Person, any other Person of which a majority of the outstanding shares or other equity interests having the power to vote for directors or comparable managers are owned, directly or indirectly, by the first Person.

“Tag-along Notice” has the meaning set forth in Section 3.04(c).

“Tag-along Period” has the meaning set forth in Section 3.04(c).

“Tag-along Sale” has the meaning set forth in Section 3.04(a).

“Tag-along Shareholder” has the meaning set forth in Section 3.04(a).

“Third Party Purchaser” means any Person who, immediately prior to the contemplated transaction, (a) does not directly or indirectly own or have the right to acquire any outstanding Common Shares or (b) is not a Permitted Transferee of any Person who directly or indirectly owns or has the right to acquire any Common Shares.

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“Transfer” means to, directly or indirectly, sell, transfer, assign, pledge, encumber, hypothecate or similarly dispose of, either voluntarily or involuntarily, or to enter into any contract, option or other arrangement or understanding with respect to the sale, transfer, assignment, pledge, encumbrance, hypothecation or similar disposition of, any Common Shares owned by a Person or any interest (including a beneficial interest) in any Common Shares owned by a Person.

“Trident Shareholders” has the meaning set forth in the recitals.

“Waived ROFO Transfer Period” has the meaning set forth in Section 3.02(f).

ARTICLE 2

MANAGEMENT AND OPERATION OF THE COMPANY

Section 2.01 Board of Directors.

(a) The Shareholders agree that the business and affairs of the Company shall be managed through a board of directors (the “Board”) consisting of such number of members (each, a “Director”) as is determined by North Bay in its sole discretion. North Bay shall have the right to designate all such Directors. The initial Directors shall be Paul O’Shea, Nick Packer, Mark Smith, Darran A. Baird and James D. Carey.

(b) Each Shareholder shall vote all Common Shares over which such Shareholder has voting control and shall take all other necessary or desirable actions within such Shareholder’s control (including in its capacity as shareholder, director, member of a board committee or officer of the Company or otherwise, and whether at a regular or special meeting of the Shareholders or by written consent in lieu of a meeting) to elect to the Board any individual designated by North Bay pursuant to Section 2.01(a).

(c) North Bay shall have the right at any time to remove (with or without cause) any Director designated by it for election to the Board and each other Shareholder shall vote all Common Shares over which such Shareholder has voting control and shall take all other necessary or desirable actions within such Shareholder’s control (including in its capacity as shareholder, director, member of a board committee or officer of the Company or otherwise, and whether at a regular or special meeting of the Shareholders or by written consent in lieu of a meeting) to remove from the Board any individual designated by North Bay that North Bay desires to remove pursuant to this Section 2.01(c). Except as provided in the preceding sentence, unless North Bay shall otherwise consent in writing, no other Shareholder shall take any action to cause the removal of any Director(s) designated by North Bay.

(d) In the event a vacancy is created on the Board at any time and for any reason (whether as a result of death, disability, retirement, resignation or removal pursuant to Section 2.01(c)), North Bay shall have the right to designate a different individual to replace such Director and each other Shareholder shall vote all Common

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Shares over which such Shareholder has voting control and shall take all other necessary or desirable actions within such Shareholder’s control (including in its capacity as shareholder, director, member of a board committee or officer of the Company or otherwise, and whether at a regular or special meeting of the Shareholders or by written consent in lieu of a meeting) to elect to the Board any individual designated by North Bay.

(e) The Board shall have the right to establish any committee of Directors as the Board shall deem appropriate from time to time. Subject to this Agreement, the Organizational Documents and Applicable Law, committees of the Board shall have the rights, powers and privileges granted to such committee by the Board from time to time. Any delegation of authority to a committee of Directors to take any action must be approved in the same manner as would be required for the Board to approve such action directly.

(f) The presence of a majority of Directors then in office shall constitute a quorum. If a quorum is not achieved at any duly called meeting, such meeting may be postponed to a time no earlier than 48 hours after written notice of such postponement has been given to the Directors.

ARTICLE 3

TRANSFER OF INTERESTS

Section 3.01 General Restrictions on Transfer.

(a) Except as permitted pursuant to Section 3.01(c), each Shareholder (other than the Atrium Nominee) agrees that such Shareholder will not, directly or indirectly, voluntarily or involuntarily Transfer any of its Common Shares prior to September 6, 2018 (the “Lock-up Period”).

(b) Except as otherwise permitted or required pursuant to the terms of this Agreement or the Leaver Sale Provisions, the Atrium Nominee agrees that it will not, directly or indirectly, voluntary or involuntarily Transfer any Common Shares prior to a Change of Control or an Initial Public Offering (including, any Common Shares held by the Atrium Nominee on behalf of a Beneficial Owner).

(c) The provisions of Section 3.01(a), Section 3.01(b), Section 3.02, Section 3.03 and Section 3.04 shall not apply to any of the following Transfers by any Shareholder of any of its Common Shares: (i) to a Permitted Transferee, (ii) pursuant to a merger, consolidation or other business combination of the Company with a Third Party Purchaser that has been approved by the Board, (iii) pursuant to a scheme approved by the Board for the return of income or capital to Shareholders or (iv) which is otherwise approved in writing by Shareholders holding not less than two-thirds of the issued and outstanding Common Shares of the Company immediately prior to the Transfer.

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(d) In addition to any legends required by Applicable Law:

(i) each certificate (if any) representing the Common Shares of the Company shall bear a legend substantially in the following form (and if the Common Shares are not certificated, the Company’s ledger shall include a notation substantially in the following form omitting the reference to a certificate):

“THE SECURITIES REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO A SHAREHOLDERS’ AGREEMENT (A COPY OF WHICH IS ON FILE WITH THE SECRETARY OF THE COMPANY). NO TRANSFER, SALE, ASSIGNMENT, PLEDGE, HYPOTHECATION OR OTHER DISPOSITION OF THE SECURITIES REPRESENTED BY THIS CERTIFICATE MAY BE MADE EXCEPT IN ACCORDANCE WITH THE PROVISIONS OF SUCH SHAREHOLDERS’ AGREEMENT AND (A) PURSUANT TO A REGISTRATION STATEMENT EFFECTIVE UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED, OR (B) PURSUANT TO AN EXEMPTION FROM REGISTRATION THEREUNDER. THE HOLDER OF THIS CERTIFICATE, BY ACCEPTANCE OF THIS CERTIFICATE, AGREES TO BE BOUND BY ALL OF THE PROVISIONS OF SUCH SHAREHOLDERS’ AGREEMENT.”

(ii) each certificate (if any) representing the Common Shares of the Company issued under or in connection with a Plan shall bear an additional legend substantially in the following form (and if such Common Shares are not certificated, the Company’s ledger shall include a notation substantially in the following form omitting the reference to a certificate):

“THE SECURITIES REPRESENTED BY THIS CERTIFICATE ARE HELD BY THE LEGAL OWNER SUBJECT TO A NOMINEE AGREEMENT (A COPY OF WHICH IS ON FILE WITH THE SECRETARY OF THE COMPANY). THE BENEFICIAL OWNER OF THE SECURITIES REPRESENTED BY THIS CERTIFICATE IS NOT THE SAME ENTITY AS THE LEGAL OWNER. NO TRANSFER, SALE, ASSIGNMENT, PLEDGE, HYPOTHECATION OR OTHER DISPOSITION OF THE SECURITIES REPRESENTED BY THIS CERTIFICATE MAY BE MADE EXCEPT IN ACCORDANCE WITH THE PROVISIONS OF SUCH NOMINEE AGREEMENT.”

(e) Prior notice shall be given to the Company by the transferor of any Transfer (whether or not to a Permitted Transferee) of any Common Shares. Prior to consummation of any Transfer by any Shareholder of any of its Common Shares, such party shall cause the transferee thereof to execute and deliver to the Company a Joinder Agreement and agree to be bound by the terms and conditions of this Agreement. Upon any Transfer by any Shareholder of any of its Common Shares in accordance with the terms of this Agreement, the transferee thereof shall be substituted for, and shall assume all the rights and obligations under this Agreement of, the transferor thereof.

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(f) Notwithstanding any other provision of this Agreement, each Shareholder agrees that it will not, directly or indirectly, Transfer any of its Common Shares (i) except as permitted under the Securities Act and other applicable federal, state or foreign securities laws, and then, if requested by the Company, only upon delivery to the Company of an opinion of counsel in form and substance satisfactory to the Company to the effect that such Transfer may be effected without registration under the Securities Act or any applicable foreign securities laws, (ii) if it would cause the Company or any of its Subsidiaries to be required to register as an investment company under the United States Investment Company Act of 1940, as amended, or any comparable foreign law, or (iii) if it would cause the assets of the Company or any of its Subsidiaries to be deemed plan assets as defined under the United States Employee Retirement Income Security Act of 1974 or its accompanying regulations or any comparable foreign law or result in any “prohibited transaction” thereunder involving the Company. In any event, the Board may refuse the Transfer to any Person if (i) such Transfer would have a material adverse effect on the Company as a result of any regulatory or other restrictions imposed by any Governmental Authority or (ii) any non-de minimis adverse tax consequence to the Company, any Subsidiary of the Company, or any Shareholder or any of their Affiliates would result from such Transfer.

(g) Any Transfer or attempted Transfer of any Common Shares in violation of this Agreement shall be null and void, no such Transfer shall be recorded on the Company’s books and the purported transferee in any such Transfer shall not be treated (and the purported transferor shall continue be treated) as the owner of such Common Shares for all purposes of this Agreement.

Section 3.02 Right of First Offer.

(a) At any time that a Shareholder other than North Bay is permitted to Transfer Common Shares hereunder, and subject to the terms and conditions specified in this Section 3.02, North Bay shall have a right of first offer if any other Shareholder other than North Bay (such Shareholder, an “Offering Shareholder”) proposes to Transfer any Common Shares (the “Offered Shares”) owned by it to any Third Party Purchaser. Each time the Offering Shareholder proposes to Transfer any Offered Shares (other than Transfers permitted pursuant to Section 3.01 and Transfers made pursuant to Section 3.03), the Offering Shareholder shall first make an offering of the Offered Shares to North Bay in accordance with the following provisions of this Section 3.02.

(b) The Offering Shareholder shall give written notice (the “Offering Shareholder Notice”) to the Company and North Bay stating its bona fide intention to Transfer the Offered Shares and specifying the number of Offered Shares and the material terms and conditions, including the price, pursuant to which the Offering

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Shareholder proposes to Transfer the Offered Shares. The Offering Shareholder Notice shall constitute the Offering Shareholder’s offer to Transfer the Offered Shares to North Bay, which offer shall be irrevocable for a period of 20 Business Days (the “ROFO Notice Period”).

(c) By delivering the Offering Shareholder Notice, the Offering Shareholder represents and warrants to the Company and North Bay that: (i) the Offering Shareholder has full right, title and interest in and to the Offered Shares; (ii) the Offering Shareholder has all the necessary power and authority and has taken all necessary action to Transfer such Offered Shares as contemplated by this Section 3.02; and (iii) the Offered Shares are free and clear of any and all Liens other than those arising as a result of or under the terms of this Agreement.

(d) Upon receipt of the Offering Shareholder Notice, North Bay shall have until the end of the ROFO Notice Period to elect to purchase all but not less than all of the Offered Shares by delivering a written notice (a “ROFO Notice”) to the Offering Shareholder and the Company stating that it agrees to purchase such Offered Shares on the terms specified in the Offering Shareholder Notice. Any ROFO Notice shall be binding upon delivery and irrevocable by North Bay.

(e) If North Bay does not deliver a ROFO Notice during the ROFO Notice Period, then North Bay shall be deemed to have waived all of its rights to purchase the Offered Shares under this Section 3.02.

(f) If North Bay does not deliver a ROFO Notice, the Offering Shareholder may, during the 180-day period immediately following the expiration of the ROFO Notice Period, which period may be extended for a reasonable time not to exceed 270 days to the extent reasonably necessary to obtain any Government Approvals (the “Waived ROFO Transfer Period”), and subject to the provisions of Section 3.04, Transfer all of the Offered Shares to a Third Party Purchaser on terms and conditions no more favorable to the Third Party Purchaser than those set forth in the Offering Shareholder Notice. If the Offering Shareholder does not consummate the Transfer of the Offered Shares within the Waived ROFO Transfer Period, the rights provided hereunder shall be deemed to be revived and the Offered Shares shall not be offered to any Person unless first re-offered to North Bay in accordance with this Section 3.02.

(g) Each Shareholder shall take all actions as may be reasonably necessary to consummate any Transfer contemplated by this Section 3.02, including entering into agreements and delivering certificates and instruments and consents as may be deemed necessary or appropriate.

(h) At the closing of any Transfer pursuant to this Section 3.02, the Offering Shareholder shall deliver to North Bay the certificate or certificates representing the Offered Shares to be sold (if any), accompanied by stock powers and all necessary stock

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transfer taxes paid and stamps affixed, if necessary, against receipt of the purchase price therefor from North Bay by certified or official bank check or by wire transfer of immediately available funds.

(i) Notwithstanding the foregoing provisions of this Section 3.02, the Atrium Nominee shall be permitted to Transfer Common Shares to the Company or the Company’s designee in connection with any Leaver Sale without complying with the terms of this Section 3.02.

(j) (j) The provisions of this Section 3.02 shall not apply to a Transfer to the Company (or as the Company may direct) pursuant to a scheme approved by the Board for the return of income or capital to Shareholders.

Section 3.03 Drag-along Rights.

(a) If, at any time following the Lock-up Period, North Bay (together with its Permitted Transferees) receives a bona fide offer from a Third Party Purchaser to consummate, in one transaction, or a series of related transactions, a Change of Control (a “Drag-along Sale”), North Bay shall have the right to require that each other Shareholder (each, a “Drag-along Shareholder”) participate in such Transfer in the manner set forth in this Section 3.03; provided, however, that no Drag-along Shareholder shall be required to participate in the Drag-along Sale if the consideration for the Drag-along Sale is other than cash or registered securities listed on an established U.S. or foreign securities exchange. Notwithstanding anything to the contrary in this Agreement, each Drag-along Shareholder shall vote in favor of the transaction and take all actions to waive any dissenters, appraisal or other similar rights.

(b) North Bay shall exercise its rights pursuant to this Section 3.03 by delivering a written notice (the “Drag-along Notice”) to the Company and each Drag-along Shareholder no later than 20 days prior to the closing date of such Drag-along Sale. The Drag-along Notice shall make reference to North Bay’s rights and obligations hereunder and shall describe in reasonable detail:

(i) the number of Common Shares to be sold by North Bay, if the Drag-along Sale is structured as a Transfer of Common Shares;

(ii) the identity of the Third Party Purchaser;

(iii) the proposed date, time and location of the closing of the Drag-along Sale;

(iv) the per share purchase price and the other material terms and conditions of the Transfer, including a description of any non-cash consideration in sufficient detail to permit the valuation thereof; and

(v) a copy of any form of agreement proposed to be executed in connection therewith.

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(c) If the Drag-along Sale is structured as a Transfer of Common Shares, then, subject to Section 3.03(d), each Drag-along Shareholder shall Transfer the number of shares equal to the product of (x) the number of Common Shares held by such Drag-along Shareholder and (y) a fraction (A) the numerator of which is equal to the number of Common Shares North Bay proposes to sell or transfer in the Drag-along Sale and (B) the denominator of which is equal to the number of Common Shares then held by North Bay.

(d) The consideration to be received by a Drag-along Shareholder shall be the same form and amount of consideration per share of Common Shares to be received by North Bay (or, if North Bay is given an option as to the form and amount of consideration to be received, the same option shall be given) and the terms and conditions of such Transfer shall, except as otherwise provided in the immediately succeeding sentence, be the same as those upon which North Bay Transfers its Common Shares. Each Drag-along Shareholder shall make or provide the same representations, warranties, covenants, indemnities and agreements as North Bay makes or provides in connection with the Drag-along Sale (except that in the case of representations, warranties, covenants, indemnities and agreements pertaining specifically to North Bay, the Drag-along Shareholder shall make the comparable representations, warranties, covenants, indemnities and agreements pertaining specifically to itself); provided that all representations, warranties, covenants and indemnities shall be made by North Bay and each Drag-along Shareholder severally and not jointly and any indemnification obligation shall be pro rata based on the consideration received by North Bay and each Drag-along Shareholder, in each case in an amount not to exceed the aggregate proceeds received by North Bay and each such Drag-along Shareholder in connection with the Drag-along Sale.

(e) The fees and expenses of North Bay incurred in connection with a Drag-along Sale and for the benefit of all Shareholders (it being understood that costs incurred by or on behalf of North Bay for its sole benefit will not be considered to be for the benefit of all Shareholders), to the extent not paid or reimbursed by the Company or the Third Party Purchaser, shall be shared by all the Shareholders on a pro rata basis, based on the aggregate consideration received by each Shareholder; provided that no Shareholder shall be obligated to make or reimburse any out-of-pocket expenditure prior to the consummation of the Drag-along Sale.

(f) Each Shareholder shall take all actions as may be reasonably necessary to consummate the Drag-along Sale, including entering into agreements and delivering certificates and instruments, in each case consistent with the agreements being entered into and the certificates being delivered by North Bay.

(g) North Bay shall have 180 days following the date of the Drag-along Notice in which to consummate the Drag-along Sale, on the terms set forth in the Drag-along

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Notice (which such 180-day period may be extended for a reasonable time not to exceed 270 days to the extent reasonably necessary to obtain any Government Approvals). If at the end of such period, North Bay has not completed the Drag-along Sale, North Bay may not then effect a transaction subject to this Section 3.03 without again fully complying with the provisions of this Section 3.03.

Section 3.04 Tag-along Rights.

(a) If at any time that a Shareholder is permitted to Transfer Common Shares hereunder, a Shareholder (the “Selling Shareholder”) proposes to Transfer any shares of its Common Shares to a Third Party Purchaser (the “Proposed Transferee”) (and if the Selling Shareholder is North Bay and it cannot or has not elected to exercise its drag-along rights set forth in Section 3.03), each other Shareholder (other than the Atrium Nominee) (each, a “Tag-along Shareholder”) shall be permitted to participate in such Transfer (a “Tag-along Sale”) on the terms and conditions set forth in this Section 3.04.

(b) Prior to the consummation of any such Transfer of Common Shares described in Section 3.04(a), and after satisfying its obligations (if any) pursuant to Section 3.02, the Selling Shareholder shall deliver to the Company and each other Shareholder a written notice (a “Sale Notice”) of the proposed Tag-along Sale subject to this Section 3.04 no later than 20 Business Days prior to the closing date of the Tag-along Sale. The Sale Notice shall make reference to the Tag-along Shareholders’ rights hereunder and shall describe in reasonable detail:

(i) the aggregate number of Common Shares the Proposed Transferee has offered to purchase.

(ii) the identity of the Proposed Transferee;

(iii) the proposed date, time and location of the closing of the Tag-along Sale;

(iv) the per share purchase price and the other material terms and conditions of the Transfer, including a description of any non-cash consideration in sufficient detail to permit the valuation thereof; and

(v) a copy of any form of agreement proposed to be executed in connection therewith.

(c) Each Tag-along Shareholder shall exercise its right to participate in a Transfer of Common Shares by the Selling Shareholder subject to this Section 3.04 by delivering to the Selling Shareholder and the Company a written notice (a “Tag-along Notice”) stating its election to do so and specifying the number of Common Shares to be Transferred by it no later than five Business Days after receipt of the Sale Notice (the “Tag-along Period”). If there are no Tag-along Shareholders or if all of the Tag-along

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Shareholders deliver to the Selling Shareholder and the Company Tag-along Notices with respect to all of the Common Shares held by such Tag-along Shareholders, then the Company shall deliver a notice to the Atrium Nominee within three Business Days of the end of the Tag-along Period notifying the Atrium Nominee of that fact whereupon the Atrium Nominee shall be entitled to elect to participate in such Tag-along Sale under this Section 3.04 alongside the other Shareholders in respect of all of the Common Shares held by it (but not part only thereof) by delivering to the Selling Shareholder and the Company a written notice (a “Atrium Nominee Tag Notice”) within fifteen (15) Business Days after the end of the Tag-along Period stating its election to do so (and in which case references hereafter to “Tag-along Shareholder(s)” shall be construed to include the Atrium Nominee accordingly). The offer of each Tag-along Shareholder set forth in a Tag-along Notice (or an Atrium Nominee Tag Notice, as applicable) shall be irrevocable, and, to the extent such offer is accepted, such Tag-along Shareholder shall be bound and obligated to Transfer in the proposed Transfer on the terms and conditions set forth in this Section 3.04. The Selling Shareholder and each Tag-along Shareholder shall have the right to Transfer in a Transfer subject to this Section 3.04 the number of Common Shares equal to the product of (x) the aggregate number of Common Shares the Proposed Transferee proposes to buy as stated in the Sale Notice and (y) a fraction (A) the numerator of which is equal to the number of Common Shares then held by the Selling Shareholder or such Tag-along Shareholder, as the case may be, and (B) the denominator of which is equal to the number of shares then held by the Selling Shareholder and each Tag-along Shareholder.

(d) Each Tag-along Shareholder who does not deliver a Tag-along Notice (or an Atrium Nominee Tag Notice, as applicable) in compliance with Section 3.04(c) above shall be deemed to have waived all of such Tag-along Shareholder’s rights to participate in such Transfer, and the Selling Shareholder shall (subject to the rights of any participating Tag-along Shareholder) thereafter be free to Transfer to the Proposed Transferee its Common Shares at a per share price that is no greater than the per share price set forth in the Sale Notice and on other terms and conditions which are not materially more favorable to the Selling Shareholder than those set forth in the Sale Notice without any further obligation to the non-accepting Tag-along Shareholders.

(e) Each Tag-along Shareholder participating in a Transfer pursuant to this Section 3.04 shall receive the same consideration per share as the Selling Shareholder after deduction of such Tag-along Shareholder’s proportionate share of the related expenses in accordance with Section 3.04(g) below.

(f) Each Tag-along Shareholder shall make or provide the same representations, warranties, covenants, indemnities and agreements as the Selling Shareholder makes or provides in connection with the Tag-along Sale (except that in the case of representations, warranties, covenants, indemnities and agreements pertaining specifically to the Selling Shareholder, the Tag-along Shareholder shall make the

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comparable representations, warranties, covenants, indemnities and agreements pertaining specifically to itself); provided that all representations, warranties, covenants and indemnities shall be made by the Selling Shareholder and each Tag-along Shareholder severally and not jointly and any indemnification obligation in respect of breaches of representations and warranties shall be pro rata based on the consideration received by the Selling Shareholder and each Tag-along Shareholder, in each case in an amount not to exceed the aggregate proceeds received by the Selling Shareholder and each such Tag-along Shareholder in connection with any Tag-along Sale.

(g) The fees and expenses of the Selling Shareholder incurred in connection with a Tag-along Sale and for the benefit of all Shareholders (it being understood that costs incurred by or on behalf of the Selling Shareholder for its sole benefit will not be considered to be for the benefit of all Shareholders), to the extent not paid or reimbursed by the Company or the Proposed Transferee, shall be shared by all the Shareholders participating in the Tag-along Sale on a pro rata basis, based on the aggregate consideration received by each such Shareholder; provided that no Shareholder shall be obligated to make or reimburse any out-of-pocket expenditure prior to the consummation of the Tag-along Sale.

(h) Each Tag-along Shareholder shall take all actions as may be reasonably necessary to consummate the Tag-along Sale, including entering into agreements and delivering certificates and instruments, in each case consistent with the agreements being entered into and the certificates being delivered by the Selling Shareholder.

(i) The Selling Shareholder shall have 180 days following the expiration of the Tag-along Period in which to Transfer the Common Shares described in the Sale Notice, on the terms set forth in the Sale Notice (which such 180-day period may be extended for a reasonable time not to exceed 270 days to the extent reasonably necessary to obtain any Government Approvals). If at the end of such period, the Selling Shareholder has not completed such Transfer, the Selling Shareholder may not then effect a Transfer of Common Shares subject to this Section 3.04 without again fully complying with the provisions of this Section 3.04.

(j) If the Selling Shareholder Transfers to the Proposed Transferee any of its Common Shares in breach of this Section 3.04, then each Tag-along Shareholder shall have the right to Transfer to the Selling Shareholder, and the Selling Shareholder undertakes to purchase from each Tag-along Shareholder, the number of Common Shares that such Tag-along Shareholder would have had the right to Transfer to the Proposed Transferee pursuant to this Section 3.04, for a per share amount and form of consideration and upon the terms and conditions on which the Proposed Transferee bought such Common Shares from the Selling Shareholder, but without indemnity being granted by any Tag-along Shareholder to the Selling Shareholder; provided that nothing contained in this Section 3.04 shall preclude any Shareholder from seeking alternative remedies against such Selling Shareholder as a result of its breach of this Section 3.04.

(k) Notwithstanding the foregoing provisions of this Section 3.04, the Atrium Nominee shall be permitted to Transfer Common Shares to the Company or the Company’s designee in connection with any Leaver Sale without complying with the terms of this Section 3.04.

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Section 3.05 Call Right.

(a) At any time during the period beginning on September 6, 2018, and ending on December 5, 2018, or at any time following September 6, 2020, North Bay shall have the right (a “Call Right”) by written notice to the other Shareholders to purchase all, but not less than all, of the Common Shares owned by the other Shareholders and their Permitted Transferees.

(b) The purchase price payable by North Bay upon the exercise of the Call Right shall be equal to fair market value of the Common Shares held by the relevant Shareholder(s) and their Permitted Transferees which are the subject of the Call Right as exercised pursuant to this Section 3.05 (the “Relevant Shareholder(s)”) calculated based on the overall fair market value of the Company determined on a going concern basis as between a willing buyer and willing seller with no discount for illiquidity or a minority interest, as determined in good faith by North Bay (the “Fair Market Value”); provided that any other Shareholder (including the Atrium Nominee) may request that the Company obtain a third party appraisal, and the fair market value determined by such appraiser (determined on a going concern basis as between a willing buyer and a willing seller with no discount for illiquidity or a minority interest) shall be the relevant Fair Market Value; provided, however, if the fair market value determination of such appraiser is equal to or less than 110% of North Bay’s determination, all fees and expenses of such third party appraiser shall be borne by the requesting Shareholder.

(c) Within 90 days after the date of the final determination of the Fair Market Value pursuant to this Section 3.05 (which period shall be extended solely to the extent needed to obtain any required Government Approvals, provided, that the Shareholders shall, and shall cause their Permitted Transferees to, have used their reasonable best efforts to obtain such approvals in a timely manner, the Relevant Shareholders shall, and shall cause their Permitted Transferees to, sell to North Bay, free and clear of any Liens, all of the Common Shares held by them.

(d) Each Shareholder shall take all actions as may be reasonably necessary to consummate the sale contemplated by this Section 3.05, including entering into agreements and delivering certificates and instruments and consents as may be deemed necessary or appropriate.

(e) At the closing of any sale and purchase pursuant to this Section 3.05, the Relevant Shareholders shall, and shall cause their Permitted Transferees to, deliver to North Bay the certificate or certificates representing their Common Shares (if any),

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accompanied by stock powers and all necessary stock transfer taxes paid and stamps affixed, if necessary, against receipt of the purchase price therefor from North Bay by wire transfer of immediately available funds.

ARTICLE 4

PRE-EMPTIVE RIGHTS AND OTHER AGREEMENTS

Section 4.01 North Bay Pre-emptive Right.

(a) The Company hereby grants to North Bay the right to purchase its pro rata portion of any new Common Shares (other than any Excluded Securities) (the “New Securities”) that the Company may from time to time propose to issue or sell to any Person.

(b) The Company shall give written notice (an “Issuance Notice”) of any proposed issuance described in subsection (a) above to North Bay within five Business Days following any meeting of the Board at which any such issuance or sale is approved. The Issuance Notice shall set forth the material terms and conditions of the proposed issuance, including:

(i) the number of New Securities proposed to be issued and the percentage of the Company’s outstanding Common Shares, on a fully diluted basis, that such issuance would represent;

(ii) the proposed issuance date, which shall be at least 20 Business Days from the date of the Issuance Notice; and

(iii) the proposed purchase price per share.

(c) North Bay shall for a period of 15 Business Days following the receipt of an Issuance Notice (the “Exercise Period”) have the right to elect irrevocably to purchase, at the purchase price set forth in the Issuance Notice, any or all of the New Securities by delivering a written notice to the Company. Such election to purchase New Securities shall be binding and irrevocable.

(d) The Company shall be free to complete the proposed issuance or sale of New Securities described in the Issuance Notice with respect to any New Securities not elected to be purchased pursuant to Section 4.01(c) above in accordance with the terms and conditions set forth in the Issuance Notice (except that the amount of New Securities to be issued or sold by the Company may be reduced) so long as such issuance or sale is closed within 180 days after the expiration of the Exercise Period (subject to the extension of such 180-day period for a reasonable time not to exceed 270 days to the extent reasonably necessary to obtain any Government Approvals). In the event the Company has not sold such New Securities within such time period, the Company shall not thereafter issue or sell any New Securities without first again offering such securities to North Bay in accordance with the procedures set forth in this Section 4.01.

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(e) Upon the consummation of the issuance of any New Securities in accordance with this Section 4.01, the Company shall deliver to North Bay certificates (if any) evidencing the New Securities, which New Securities shall be issued free and clear of any Liens (other than those arising hereunder or under Applicable Law and those attributable to the actions of the purchasers thereof), and the Company shall so represent and warrant to the purchaser thereof, and further represent and warrant to such purchaser that such New Securities shall be, upon issuance thereof to North Bay and after payment therefor, duly authorized and validly issued. North Bay shall deliver to the Company the purchase price for the New Securities purchased by it (if any) by wire transfer of immediately available funds. Each party to the purchase and sale of New Securities shall take all such other actions as may be reasonably necessary to consummate the purchase and sale including entering into such additional agreements as may be necessary or appropriate.

Section 4.02 Corporate Opportunities. Notwithstanding anything contained in this Agreement or under Applicable Law to the contrary (to the full extent permitted by Applicable Law), (i) North Bay and its Affiliates (A) may engage in or possess an interest in other business ventures of any nature and description (whether similar or dissimilar to the business of the Company or any of its Subsidiaries), independently or with others, and none of the Company, any Subsidiary, any other Shareholder, and each of their respective Affiliates shall have any right by virtue of this Agreement in or to any such investment or interest of North Bay, any Director and any of its or their respective Affiliates to any income or profits derived therefrom, and the pursuit of any such venture shall not be deemed wrongful or improper, and (B) shall not be obligated to present any investment opportunity to the Company or any Subsidiary even if such opportunity is of a character that, if presented to the Company or any Subsidiary, could be taken by the Company or such Subsidiary, and (ii) the parties hereby waive (and the Company shall cause the Subsidiaries to waive) to the fullest extent permitted by law any fiduciary or other duty of North Bay and the Directors not expressly set forth in this Agreement, including fiduciary or other duties that may be related to or associated with self-dealing, corporate opportunities or otherwise, in each case so long as such Person acts in a manner consistent with this Agreement.

Section 4.03 Confidentiality.

(a) Each Shareholder shall, and shall cause its Representatives to, keep confidential and not divulge any information (including all budgets, business plans and analyses) concerning the Company and its Subsidiaries, including its assets, business, operations, financial condition or prospects (“Information”), and to use, and cause its Representatives to use, such Information only in connection with the operation of the Company and its Subsidiaries; provided that nothing herein shall prevent any Shareholder

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from disclosing such Information (i) upon the order of any court or administrative agency, (ii) upon the request or demand of any regulatory agency or authority having jurisdiction over such Shareholder, (iii) to the extent compelled by legal process or required or requested pursuant to subpoena, interrogatories or other discovery requests, (iv) to the extent necessary in connection with the exercise of any remedy hereunder, (v) to other Shareholders, (vi) to such Shareholder’s Representatives that in the reasonable judgment of such Shareholder need to know such Information or (vii) to any potential Permitted Transferee in connection with a proposed Transfer of Common Shares from such Shareholder as long as such transferee agrees to be bound by the provisions of this Section 4.03 as if a Shareholder; provided, further, that in the case of clause (i), (ii) or (iii), such Shareholder shall notify the other Shareholders of the proposed disclosure as far in advance of such disclosure as practicable and use reasonable efforts to ensure that any Information so disclosed is accorded confidential treatment, when and if available.

(b) The restrictions of Section 4.03(a) shall not apply to information that (i) is or becomes generally available to the public other than as a result of a disclosure by a Shareholder or any of its Representatives in violation of this Agreement; (ii) is or becomes available to a Shareholder or any of its Representatives on a non-confidential basis prior to its disclosure to the receiving Shareholder and any of its Representatives, (iii) is or has been independently developed or conceived by such Shareholder without use of the Company’s or any of its Subsidiaries’ Information or (iv) becomes available to the receiving Shareholder or any of its Representatives on a non-confidential basis from a source other than the Company or any of its Subsidiaries, any other Shareholder or any of their respective Representatives; provided that such source is not known by the recipient of the information to be bound by a confidentiality agreement with the disclosing Shareholder or any of its Representatives. Furthermore, Section 4.03(a) shall not restrict the Enstar Shareholder and its Affiliates from disclosing any Information required to be disclosed under applicable securities laws or the rules of any stock exchange upon which their securities are traded.

ARTICLE 5

CESSATION OF EMPLOYMENT

Section 5.01 Leavers. If a Beneficial Owner leaves employment with the Atrium Group and/or otherwise ceases to be an employee or officer of or consultant to a member of the Atrium Group for whatever reason, such Beneficial Owner will become a “Leaver” in relation to any Common Shares (or other shares of the Company which are issued pursuant to a scheme approved by the Board for the return of income or capital to shareholders) held by the Atrium Nominee (as Nominee) on behalf of such Beneficial Owner. If the Company elects to exercise its rights under the Leaver Sale Provisions (a “Leaver Sale”), then the Atrium Nominee shall be permitted hereunder to Transfer any Common Shares held by the Atrium Nominee on behalf of such Leaver in accordance with the terms of the Leaver Sale Provisions.

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ARTICLE 6

REPRESENTATIONS AND WARRANTIES

Section 6.01 Representations and Warranties. Each Shareholder, severally and not jointly, represents and warrants to the Company and each other Shareholder that:

(a) Such Shareholder (if an entity) is a corporation, company, partnership or limited liability company duly organized or formed, validly existing and in good standing under the laws of its jurisdiction of organization.

(b) Such Shareholder (if an entity) has full corporate, company or partnership power and authority to execute and deliver this Agreement, to perform its obligations hereunder and to consummate the transactions contemplated hereby. The execution and delivery of this Agreement, the performance of its obligations hereunder and the consummation of the transactions contemplated hereby have been duly authorized (if such Shareholder is an entity) by all requisite corporate or company action of such Shareholder. Such Shareholder has duly executed and delivered this Agreement.

(c) This Agreement constitutes the legal, valid and binding obligation of such Shareholder, enforceable against such Shareholder in accordance with its terms except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the enforcement of creditors’ rights generally and by general equitable principles (whether enforcement is sought by proceedings in equity or at law). The execution, delivery and performance of this Agreement and the consummation of the transactions contemplated hereby, require no action by or in respect of, or filing with, any Governmental Authority.

(d) The execution, delivery and performance by such Shareholder of this Agreement and the consummation of the transactions contemplated hereby do not (i) conflict with or result in any violation or breach of any provision of any of the organizational documents of such Shareholder (if an entity), (ii) conflict with or result in any violation or breach of any provision of any Applicable Law or (iii) require any consent or other action by any Person under any provision of any material agreement or other instrument to which the Shareholder is a party.

(e) Except for this Agreement, the Contribution and Exchange Agreement, the Plans (including the ancillary documentation relating to the acquisition of Common Shares pursuant to the Plans) and the Nominee Agreements, such Shareholder has not entered into or agreed to be bound by any other agreements or arrangements of any kind with any other Person with respect to the Common Shares, including agreements or arrangements with respect to the acquisition or disposition of the Common Shares or any interest therein or the voting of the Common Shares (whether or not such agreements and arrangements are with the Company or any other Person).

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ARTICLE 7

TERM AND TERMINATION

Section 7.01 Termination. This Agreement shall terminate upon the earliest of:

(a) the consummation of an Initial Public Offering;

(b) the consummation of a merger or other business combination involving the Company whereby the Common Shares becomes a security that is listed or admitted to trading on the NASDAQ Stock Market, the New York Stock Exchange or another national securities exchange;

(c) the date on which no more than one Shareholder holds any Common Shares;

(d) the dissolution, liquidation or winding up of the Company; or

(e) upon the unanimous agreement of the Shareholders.

Section 7.02 Effect of Termination.

(a) The termination of this Agreement shall terminate all further rights and obligations of the Shareholders under this Agreement except that such termination shall not effect:

(i) the existence of the Company;

(ii) the obligation of any Party to pay any amounts arising on or prior to the date of termination, or as a result of or in connection with such termination;

(iii) the rights which any Shareholder may have by operation of law as a shareholder of the Company; or

(iv) the rights contained herein which by their terms are intended to survive termination of this Agreement.

(b) The following provisions shall survive the termination of this Agreement: this Section 7.02, Section 4.03, Section 8.03, Section 8.11, Section 8.12 and Section 8.13.

ARTICLE 8

MISCELLANEOUS

Section 8.01 Expenses. Except as otherwise expressly provided herein, all costs and expenses, including fees and disbursements of counsel, financial advisors and accountants, incurred in connection with this Agreement and the transactions contemplated hereby shall be paid by the party incurring such costs and expenses.

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Section 8.02 Release of Liability. In the event any Shareholder shall Transfer all of the Common Shares held by such Shareholder in compliance with the provisions of this Agreement without retaining any interest therein, then such Shareholder shall cease to be a party to this Agreement and shall be relieved and have no further liability arising hereunder for events occurring from and after the date of such Transfer.

Section 8.03 Notices. All notices, requests, consents, claims, demands, waivers and other communications hereunder shall be in writing and shall be deemed to have been given (a) when delivered by hand (with written confirmation of receipt), (b) when received by the addressee if sent by an internationally recognized overnight courier (receipt requested), (c) on the date sent by facsimile or email of a PDF document (with confirmation of transmission) if sent during normal business hours of the recipient, and on the next Business Day if sent after normal business hours of the recipient or (d) on the third day after the date mailed, by certified or registered mail, return receipt requested, postage prepaid. Such communications must be sent to the respective parties at the following addresses (or at such other address for a party as shall be specified in a notice given in accordance with this Section 8.03):

If to the Company:

c/o Enstar Group Limited

PO Box 2267

Windsor Place, 3rd Floor, 22 Queen Street

Hamilton HM JX Bermuda

Facsimile: (441) 296-0895

Email: mark.smith@enstargroup.bm

Attention: Mark Smith, Chief Financial Officer

If to North Bay:

c/o Enstar Group Limited

PO Box 2267

Windsor Place, 3rd Floor, 22 Queen Street

Hamilton HM JX Bermuda

Facsimile: (441) 296-0895

Email: mark.smith@enstargroup.bm

Attention: Mark Smith, Chief Financial Officer

with a copy in each case to (which shall not constitute notice):	Drinker Biddle & Reath LLP One Logan Square, Suite 2000 Philadelphia, PA 19103 Facsimile: (215) 988-2757 Email: robert.juelke@dbr.com Attention: Robert C. Juelke

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If to the Atrium Nominee:

c/o Atrium Underwriting Group Limited

Room 790, Lloyd’s

1 Lime Street

London, EC3M 7DQ

Facsimile: +44 (0)20 7327 4878

Email: peter.hargrave@atrium-uw.com

Attention: Peter Hargrave, Human Resources Director

Any party providing any notice, request, consent, claim, demand, waiver or other communication hereunder to another party shall provide a copy thereof to the Trident Shareholders and the Dowling Shareholder at the following addresses (or at such other address as shall be specified by the Trident Shareholders or the Dowling Shareholder in a notice to the parties):

If to the Trident Shareholders:	c/o Stone Point Capital LLC 20 Horseneck Lane Greenwich, CT 06830 Facsimile: (203) 862-2929 Email: slevey@stonepoint.com Attention: Stephen Levey

with a copy to (which shall not constitute notice):	c/o Stone Point Capital LLC 20 Horseneck Lane Greenwich, CT 06830 Facsimile: (203) 625-8357 Email: contracts@stonepoint.com Attention: General Counsel

If to the Dowling Shareholder:	c/o Dowling Capital Partners 190 Farmington Avenue Farmington, CT 06032 Facsimile: 888-502-8715 Email: justin@dowlingcapitalpartners.com Attention: Justin Faust

Section 8.04 Interpretation. For purposes of this Agreement, (a) the words “include,” “includes” and “including” shall be deemed to be followed by the words “without limitation;” (b) the word “or” is not exclusive; and (c) the words “herein,” “hereof,” “hereby,” “hereto” and “hereunder” refer to this Agreement as a whole. The

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definitions given for any defined terms in this Agreement shall apply equally to both the singular and plural forms of the terms defined. Whenever the context may require, any pronoun shall include the corresponding masculine, feminine and neuter forms. Unless the context otherwise requires, references herein: (x) to Articles, Sections, and Exhibits mean the Articles and Sections of, and Exhibits attached to, this Agreement; (y) to an agreement, instrument or other document means such agreement, instrument or other document as amended, supplemented and modified from time to time to the extent permitted by the provisions thereof and (z) to a statute means such statute as amended from time to time and includes any successor legislation thereto and any regulations promulgated thereunder. This Agreement shall be construed without regard to any presumption or rule requiring construction or interpretation against the party drafting an instrument or causing any instrument to be drafted. The Exhibits referred to herein shall be construed with, and as an integral part of, this Agreement to the same extent as if they were set forth verbatim herein.

Section 8.05 Headings. The headings in this Agreement are for reference only and shall not affect the interpretation of this Agreement.

Section 8.06 Severability. If any term or provision of this Agreement is invalid, illegal or unenforceable in any jurisdiction, such invalidity, illegality or unenforceability shall not affect any other term or provision of this Agreement or invalidate or render unenforceable such term or provision in any other jurisdiction. Upon such determination that any term or other provision is invalid, illegal or unenforceable, the parties hereto shall negotiate in good faith to modify this Agreement so as to effect the original intent of the parties as closely as possible in a mutually acceptable manner in order that the transactions contemplated hereby be consummated as originally contemplated to the greatest extent possible.

Section 8.07 Entire Agreement. This Agreement, the Organizational Documents, the Plans, the Nominee Agreements and the North Bay Shareholders’ Agreement constitute the sole and entire agreement of the parties with respect to the subject matter contained herein and therein, and supersede all prior and contemporaneous understandings and agreements, both written and oral, with respect to such subject matter. In the event of any inconsistency or conflict between this Agreement and any Organizational Document, the Shareholders and the Company shall, to the extent permitted by Applicable Law, amend such Organizational Document to comply with the terms of this Agreement. In the event of any inconsistency or conflict between this Agreement and the North Bay Shareholders’ Agreement, the Shareholders and the Company shall, to the extent permitted by Applicable Law, amend this Agreement to comply with the terms of the North Bay Shareholders’ Agreement. In furtherance of the previous sentence, and without limiting the generality thereof, the parties agree inconsistencies or conflicts between this Agreement and the North Bay Shareholders’ Agreement shall not be limited to those that may exist as of the Effective Date, but that

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any inconsistency or conflict between this Agreement and the North Bay Shareholders’ Agreement (or any agreement of the parties to the North Bay Shareholders’ Agreement made in accordance with the terms thereof, if such agreement has not been reduced to writing in an amendment to the North Bay Shareholders’ Agreement) arising after the Effective Date due to any act of or decision by (or any failure to act or make a decision) the parties to the North Bay Shareholders’ Agreement undertaken or made in order to preserve and abide by the Existing Rights and Obligations shall also constitute such an inconsistency or conflict.

Section 8.08 Successors and Assigns. This Agreement shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors and permitted assigns.

Section 8.09 No Third-Party Beneficiaries. This Agreement is for the sole benefit of the parties hereto and their permitted assigns and nothing herein, express or implied, is intended to or shall confer upon any other Person or entity any legal or equitable right, benefit or remedy of any nature whatsoever under or by reason of this Agreement.

Section 8.10 Amendment and Modification; Waiver. This Agreement may only be amended, modified or supplemented by an agreement in writing signed by the Company and North Bay; provided that any amendment that would materially and adversely affect the rights or duties of a Shareholder shall require the consent of such Shareholder. No waiver by any party of any of the provisions hereof shall be effective unless explicitly set forth in writing and signed by the party so waiving. No waiver by any party shall operate or be construed as a waiver in respect of any failure, breach or default not expressly identified by such written waiver, whether of a similar or different character, and whether occurring before or after that waiver. No failure to exercise, or delay in exercising, any right, remedy, power or privilege arising from this Agreement shall operate or be construed as a waiver thereof; nor shall any single or partial exercise of any right, remedy, power or privilege hereunder preclude any other or further exercise thereof or the exercise of any other right, remedy, power or privilege.

Section 8.11 Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of New York without giving effect to any choice or conflict of law provision or rule (whether of New York or any other jurisdiction) that would cause the application of the laws of any jurisdiction other than those of New York.

Section 8.12 Submission to Jurisdiction; Waiver of Jury Trial.

(a) ANY LEGAL SUIT, ACTION OR PROCEEDING ARISING OUT OF OR BASED UPON THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY MAY BE INSTITUTED IN THE FEDERAL COURTS

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OF THE UNITED STATES OF AMERICA OR THE COURTS OF THE STATE OF NEW YORK IN EACH CASE LOCATED IN THE CITY OF NEW YORK AND COUNTY OF NEW YORK, AND EACH PARTY IRREVOCABLY SUBMITS TO THE EXCLUSIVE JURISDICTION OF SUCH COURTS IN ANY SUCH SUIT, ACTION OR PROCEEDING. SERVICE OF PROCESS, SUMMONS, NOTICE OR OTHER DOCUMENT BY MAIL TO SUCH PARTY’S ADDRESS SET FORTH HEREIN SHALL BE EFFECTIVE SERVICE OF PROCESS FOR ANY SUIT, ACTION OR OTHER PROCEEDING BROUGHT IN ANY SUCH COURT. THE PARTIES IRREVOCABLY AND UNCONDITIONALLY WAIVE ANY OBJECTION TO THE LAYING OF VENUE OF ANY SUIT, ACTION OR ANY PROCEEDING IN SUCH COURTS AND IRREVOCABLY WAIVE AND AGREE NOT TO PLEAD OR CLAIM IN ANY SUCH COURT THAT ANY SUCH SUIT, ACTION OR PROCEEDING BROUGHT IN ANY SUCH COURT HAS BEEN BROUGHT IN AN INCONVENIENT FORUM.

(b) EACH PARTY ACKNOWLEDGES AND AGREES THAT ANY CONTROVERSY WHICH MAY ARISE UNDER THIS AGREEMENT IS LIKELY TO INVOLVE COMPLICATED AND DIFFICULT ISSUES AND, THEREFORE, EACH SUCH PARTY IRREVOCABLY AND UNCONDITIONALLY WAIVES ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LEGAL ACTION ARISING OUT OF OR RELATING TO THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY. EACH PARTY TO THIS AGREEMENT CERTIFIES AND ACKNOWLEDGES THAT (I) NO REPRESENTATIVE OF ANY OTHER PARTY HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTY WOULD NOT SEEK TO ENFORCE THE FOREGOING WAIVER IN THE EVENT OF A LEGAL ACTION, (II) SUCH PARTY HAS CONSIDERED THE IMPLICATIONS OF THIS WAIVER, (III) SUCH PARTY MAKES THIS WAIVER VOLUNTARILY, AND (IV) SUCH PARTY HAS BEEN INDUCED TO ENTER INTO THIS AGREEMENT BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION 8.12(b).

Section 8.13 Equitable Remedies. Each party hereto acknowledges that the other parties hereto would be irreparably damaged in the event of a breach or threatened breach by such party of any of its obligations under this Agreement and hereby agrees that in the event of a breach or a threatened breach by such party of any such obligations, each of the other parties hereto shall, in addition to any and all other rights and remedies that may be available to them in respect of such breach, be entitled to an injunction from a court of competent jurisdiction (without any requirement to post bond) granting such parties specific performance by such party of its obligations under this Agreement.

Section 8.14 Counterparts. This Agreement may be executed in counterparts, each of which shall be deemed an original, but all of which together shall be deemed to

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be one and the same agreement. A signed copy of this Agreement delivered by facsimile, email or other means of electronic transmission shall be deemed to have the same legal effect as delivery of an original signed copy of this Agreement.

[SIGNATURE PAGE FOLLOWS]

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IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed as of the date first written above by their respective officers thereunto duly authorized.

Northshore Holdings Limited

By:	/s/ Mark Smith
Name:	Mark Smith
Title:	Director

North Bay Holdings Ltd.

By:	/s/ Mark Smith
Name:	Mark Smith
Title:	Director

Atrium Nominees Limited

By:	/s/ Peter John Hargrave
Name:	Peter John Hargrave
Title:	Director

EXHIBIT A

Joinder Agreement

Reference is hereby made to the Second Amended and Restated Shareholders’ Agreement, dated as of December 23, 2015 (as amended from time to time, the “Shareholders’ Agreement”), by and among Northshore Holdings Limited, a Bermuda exempted company (the “Company”), North Bay Holdings Limited, a Bermuda exempted company and Atrium Nominees Limited. Pursuant to and in accordance with Section 3.01(e) of the Shareholders’ Agreement, the undersigned hereby agrees that upon the execution of this Joinder Agreement, it shall become a party to the Shareholders’ Agreement and shall be fully bound by, and subject to, all of the covenants, terms and conditions of the Shareholders’ Agreement as though an original party thereto and shall be deemed to be a Shareholder of the Company for all purposes thereof.

Capitalized terms used herein without definition shall have the meanings ascribed thereto in the Shareholders’ Agreement.

IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of [DATE].

Northshore Holdings Limited

By:
Name:
Title:

[New Shareholder]

By:
Name:
Title: